As filed with the Securities and Exchange Commission on April 21, 2016
File No. 033-19945
811-04732
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-4
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
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PRE-EFFECTIVE AMENDMENT NO.	/ /
POST-EFFECTIVE AMENDMENT NO. 34	/X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 748	/X/

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TWO

(Exact Name of Registrant)

HARTFORD LIFE INSURANCE COMPANY

(Name of Depositor)

P.O. BOX 2999
HARTFORD, CT 06104-2999

(Address of Depositor's Principal Offices)

(860) 547-4390

(Depositor's Telephone Number, Including Area Code)

LISA PROCH
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CT 06104-2999

(Name and Address of Agent for Service)
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APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.
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It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b) of Rule 485
/X/	on May 2, 2016 pursuant to paragraph (b) of Rule 485
/ /	60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /	on pursuant to paragraph (a)(1) of Rule 485
/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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THE DIRECTOR
HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TWO
PO BOX 14293
LEXINGTON, KENTUCKY 40512-4293
1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (REGISTERED REPRESENTATIVES)
www.thehartford.com/annuities

The variable annuity product described in this prospectus is no longer for sale. In 2013, We announced that The Hartford would no longer be selling or issuing annuity products and part of the company’s long-term strategy is to reduce the liabilities associated with the in-force annuity block of business. However, we continue to administer the in force annuity contracts.
This variable annuity prospectus describes a contract between each Owner and joint Owner (“you”) and Hartford Life Insurance Company (“us,” “we” or “our”). You should read the terms of your annuity contract, including any riders, as your contract contains the specific terms of the benefits, limitations, restrictions, costs and obligations regarding your annuity. This is an individual, deferred, flexible-premium variable annuity. This prospectus describes Series I of The Director variable annuity.
This Contract and its features may not be available for sale in all states. There may be contract and/or rider variations due to requirements under state law. See your contract and riders for the provisions appropriate to you.
At the time you purchased your Contract, you allocated your Premium Payment to “Sub-Accounts.” These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchased shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following Portfolio companies: AIM Variable Insurance Funds, Hartford HLS Funds and Hartford Investment Management Company.
Please read this prospectus carefully and keep it for your records and for future reference. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission (“SEC” or “Commission”). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn’t approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax adviser. This product is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 2, 2016
Date of Statement of Additional Information: May 2, 2016

Definitions
These terms are capitalized when used throughout this prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.
Account: Any of the Sub-Accounts.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is: The Hartford - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353. Our standard mailing address is The Hartford - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-1293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and withdrawals.
Annual Maintenance Fee: An annual $25 charge deducted on each Contract Anniversary or full Surrender, if the Surrender occurs before the Contract Anniversary.
Annual Withdrawal Amount (AWA): This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90 unless you choose an earlier date.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner, joint Contract Owner or Annuitant.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.
Contingent Deferred Sales Charge: The deferred sales charge that may apply when you make a full or partial Surrender.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus, including any joint Contract Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Death Benefit: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Sub-Accounts available in your Contract.

General Account: This account includes all our company assets other than the assets in our separate accounts. These assets are subject to the creditors of Hartford.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Optional Death Benefit Rider: This was an amendment to your contract, which if you elected it, allowed you to add new Death Benefit calculations and modify the spousal contract continuation provision of your annuity. If you elected the Optional Death Benefit Rider you pay an additional charge of on a daily basis, which is equal to an annual charge of .15% of your Contract Value, invested in the Funds.
Payee: The person or party you designate to receive Annuity Payouts.
Premium Payment: Money sent to us to be invested in your Contract.
Premium Tax: The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Required Minimum Distribution: A federal requirement that individuals age 70½ and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70½ or upon retirement, whichever comes later.
Spouse : A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account Value: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4: 00 p.m. Eastern Time.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

Fee Table
Director Series I
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.
This table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. Charges for state premium taxes may also be deducted when you purchase the Contract, upon Surrender or when we start to make Annuity Payouts.
Contract Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
Contingent Deferred Sales Charge (as a percentage of Premium Payments) (1)
First Year (2)	6%
Second Year	5%
Third Year	4%
Fourth Year	3%
Fifth Year	2%
Sixth Year	1%
Seventh Year	0%

(1)
Each Premium Payment has its own Contingent Deferred Sales Charge schedule. The Contingent Deferred Sales Charge is not assessed on partial Surrenders which do not exceed the Annual Withdrawal Amount. We waive the Contingent Deferred Sales Charge on certain types of Surrenders. See the Contingent Deferred Sales Charge in the Charges and Fees Section of this prospectus.

(2)
Length of time from premium payment. We waive the Contingent Deferred Sales Charge on certain types of Surrenders. See the Contingent Deferred Sales Charge in the Charges and Fees Section of this prospectus.

Contract Owner Periodic Expenses
This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract, not including fees and expenses of the underlying Funds.

Annual Maintenance Fee (3)	$25
Separate Account Annual Expenses (as percentage of average daily Sub Account Value)
Mortality and Expense Risk	1.00%
Total Separate Account Annual Expenses	1.00%
Optional Charges (as a percentage of daily Sub-Account Value)
Optional Death Benefit Rider Charge	0.15%
Total Separate Account Annual Expenses with the Optional Death Benefit Rider Charge	1.15%

(3)	The Annual Maintenance Fee is a single $25 charge on a Contract. It is deducted proportionally from the investment options in use at the time of the charge.
This table shows the minimum and maximum total Fund operating expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract. More detail concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including management fees, distribution charges and/or service fees (12b-1) fees, and other expenses	0.32%	0.96%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example reflects a deduction for any Contingent Deferred Sales Charge, Annual Main- tenance Fee, maximum Separate Account Annual Expenses including all Optional Charges, and the highest Total Annual Fund Operating Expenses of the underlying Funds. The Example does not reflect the deduction of any applicable Premium Taxes, income taxes or tax penalties you may be required to pay if you Surrender your Contract. If you did not select all of the optional benefits, your expenses would be lower than those shown in the Example.
The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In the following Example table, Hartford assumes a Contract Value of $40,000 to illustrate the charges that would be deducted. Our average Contract Value is $80,000, but we use a smaller Contract Value so that we can show you the highest possible deductions. The Example assumes the Annual Maintenance Fee will always be deducted if the Contract is Surrendered. If your Contract Value is $50,000 or more, Hartford waives the Annual Maintenance Fee, so the Example shows charges that are higher than you would have to pay. We change the Annual Maintenance Fee for a $40,000 Contract Value into a percentage to more easily calculate the charges. The percentage we use is 0.075%.
The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. Al- though your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you Surrender your Contract at the end of the applicable time period:

1 year	$805
3 years	$1,160
5 years	$1,511
10 years	$2,774

(2)	If you annuitize at the end of the applicable time period:

1 year	$216
3 years	$735
5 years	$1,277
10 years	$2,739

(3)	If you do not Surrender your Contract:

1 year	$251
3 years	$770
5 years	$1,312
10 years	$2,774

Condensed Financial Information
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see “How is the value of my Contract calculated before the Annuity Commencement Date?”. Please refer to Appendix III for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by calling us at 1-800-862-6668.

Highlights
How do I purchase this Contract?
This Contract is closed to new investors. Subsequent Premium Payments must be at least $500, unless you take advantage of our InvestEase® Program or are part of certain retirement plans.
What type of sales charge will I pay?
You didn’t pay a sales charge when you purchased your Contract. We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Contract. The Contingent Deferred Sales Charge will depend on the amount you choose to Surrender and the length of time the Premium Payment you made has been in your Contract.
The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

Length of Time from Premium Payment	Contingent Deferred Sales Charge
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7	0%
You won’t be charged a Contingent Deferred Sales Charge on:

✓	The Annual Withdrawal Amount
✓	Premium Payments or earnings that have been in your Contract for more than six years.
✓	Distributions made due to death
✓	Distributions under a program for substantially equal periodic payments made for your life expectancy
✓	Most payments we make to you as part of your Annuity Payout
Is there an Annual Maintenance Fee?
We deduct this $25 fee each year on your Contract Anniversary or upon full Surrender, if the Surrender occurs before the Con- tract Anniversary.
What charges will I pay on an annual basis?
In addition to the Annual Maintenance Fee, you pay the following charges each year:

•	Mortality and Expense Risk Charge — This charge is deducted daily and is equal to an annual charge of 1.00% of your Contract Value invested in the Sub-Accounts.

•	Annual Fund Operating Expenses — These are charges for the underlying Funds. See the Funds’ prospectuses for more complete information.

•
Optional Death Benefit Charge — If you elected the Optional Death Benefit, we deduct an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Funds.

Charges and fees may have a significant impact on Contract Values and the investment performance of Sub-Accounts. This impact may be more significant with Contracts with lower Contract Values.
Can I take out any of my money?
You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payouts, or after Annuity Payouts begin under the Payment for a Designated Period Annuity Payout Option.

➢	You may have to pay income tax on the money you take out and, if you Surrender before you are age 59½, you may have to pay a federal income tax penalty.

➢	You may have to pay a Contingent Deferred Sales Charge on the money you Surrender.

Will Hartford pay a Death Benefit?
There is a Death Benefit if the Contract Owner, joint Contract Owner or the Annuitant, if applicable, die before we begin to make Annuity Payouts. The Death Benefit will be calculated as of the date we receive a certified death certificate or other legal document acceptable to us. The Death Benefit amount will remain invested in the Sub-Accounts and Fixed Accumulation Feature according to your last instructions and will fluctuate with the performance of the underlying Funds.
If death occurs prior to the decedent’s 90th birthday, the Death Benefit is the greater of:

•	The total Premium Payments you have made to us minus the dollar amount of any partial Surrenders, or

•	The Contract Value of your Contract
If death occurs after the decedent’s 90th birthday, the Death Benefit will be the Contract Value.
Optional Death Benefit — If you elected the Optional Death Benefit at an additional charge, the Death Benefit will be the greatest of:

•	the total Premium Payments you have made to us minus the dollar amount of any partial Surrenders;

•	the Contract Value of your Contract; or

•	your Interest Accumulation Value on the date your Optional Death Benefit is added to your Contract.
The Optional Death Benefit may not be available if the Contract Owner or Annuitant is age 76 or older. For Contracts issued in Washington or New York, the Optional Death Benefit is not available. Once you elect the Optional Death Benefit, you cannot cancel it.
What Annuity Payout Options are available?
When it comes time for us to make payouts, you may choose one of the following Annuity Payout Options: Life Annuity, Life Annuity with a Cash Refund, Life Annuity with 120, 180 or 240 Monthly Payments Certain, Unit Refund Life Annuity, Joint and Last Survivor Life Annuity and Payments For a Designated Period. We may make other Annuity Payout Options available at any time.
You must begin to take payments by the Annuity Commencement Date, which is before the Annuitant’s 90th birthday or the end of the 10th Contract Year, whichever comes later. As of October 4, 2013, we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors. If you do not tell us what Annuity Payout Option you want before that time, we will pay you under the variable Life Annuity with 120, 180, or 240 Monthly Payments Certain Annuity Payout Option with period certain payments for 120 months. Depending on the investment allocation of your Contract in effect on the Annuity Commencement Date, we will make Automatic Annuity Payouts that are:

•	fixed dollar amount Automatic Annuity Payouts,

•	variable dollar amount Automatic Annuity Payouts, or

•	a combination of fixed dollar amount and variable dollar amount Automatic Annuity Payouts.

General Contract Information
The Company
We are a stock life insurance company. Hartford Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our corporate offices are located in Hartford, Connecticut. We are ultimately controlled by The Hartford Financial Services Group, Inc.

All guarantees under the Contract are subject to each issuing company’s financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with the SEC and/or state insurance departments. For example, we file annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above. You may read or copy these reports at the SEC’s Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at

www.thehartford.com/annuities or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The Separate Account
We set aside and invest the assets of some of our annuity contracts, including these Contracts, in a Separate Account. These Separate Accounts are registered as unit investment trusts under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. Separate Accounts meet the definition of “Separate Account” under federal securities law. The Separate Accounts referenced in this prospectus hold only assets for variable annuity contracts. These Separate Accounts:

•	hold assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract;

•	are not subject to the liabilities arising out of any other business we may conduct;

•	are not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts;

•	may be subject to liabilities of other variable annuity contracts offered by this Separate Account which are not described in this prospectus; and

•	are credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.
We do not guarantee the investment results of the Separate Account.

The Funds
At the time you purchased your Contract, you allocated your Premium Payments to Sub-Accounts. These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. “Master-feeder” or “fund of funds” (“feeder funds”) invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Please contact us to obtain a copy of the prospectuses for each Fund (or for any feeder funds). Read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes. Please see Appendix I for additional information.
Mixed and Shared Funding — Fund shares may be sold to our other Separate Accounts, our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•	notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;

•	send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;

•	arrange for the handling and tallying of proxies received from Owners;

•	vote all Fund shares attributable to your Contract according to timely instructions received from you, and

•	vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the Funds offered under your Contract. We may, at our discretion, establish new Funds. New Funds may be made available to existing Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC, and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as revenue sharing payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds that are offered through your Contract make payments to Hartford or an affiliate. We receive these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under Premium Based Charges and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Hartford expects to make a profit on the amount of the fees and payments that exceed Hartford’s own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2015, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Variable Insurance Series & Capital Research and Management Company, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, Hartford Funds Management Company, LLC, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pacific Investment Management Company, LLC, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the HLS Funds) and HIMCO VIT Funds based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by Hartford varies by Fund and Hartford may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2015, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund). For the fiscal year ended December 31, 2015, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $82.6 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
When a Sub-Account advertises its standardized total return, it will usually be calculated since the inception of the Separate Account for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period.
Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.
The Separate Account may also advertise non-standard total returns that pre-date the inception date of the separate account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts.
Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.
If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the underlying Fund less the recurring charges at the Separate Account level.
A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.

The Contract
Purchases and Contract Value
What types of Contracts are available?
This Contract is no longer available for sale. The Contract is an individual tax-deferred variable annuity contract. It was designed for retirement planning purposes and was available for purchase by any individual or trust, including:

•	Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

•	Individual Retirement Annuities adopted according to Section 408 of the Code;

•	Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, and

•	Certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as non-qualified Contracts.
If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should considered other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax deferred treatment under the Code.
How do I purchase a Contract?
The Contract was only available for purchase through a Financial Intermediary.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred.
Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.
How are Premium Payments applied to my Contract?
Subsequent Premium Payments are priced on the same Valuation Day they are received. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may reply on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state and may result in you not receiving important notices about your Contract.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
Description of Right to Cancel Provision you had when you Purchased your Contract.
If, for any reason, you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Date we receive your request to cancel and will refund any sales or contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.
How is the value of my Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of all Sub-Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day your Contract Value reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium

Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•	The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day divided by

•	The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

•
Contract charges including the daily expense factor for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, adjusted for the number of days in the period.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.
Can I transfer from one Sub-Account to another?
You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time. In addition, there may be investment restrictions applicable to your contract in conjunction with certain riders as described in this prospectus.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
What Happens When I Request a Sub-Account Transfer?
Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners’ “transfer-in” requests.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on My Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer;” however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the “Transfer Rule”) by U.S. Mail, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company-sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you.

Abusive Transfer Policy (effective until July 1, 2007):
Regardless of the number of Sub-Account transfers you have done under the Transfer Rule, you still may have your Sub-Account transfer privileges restricted if you violate the Abusive Transfer Policy.
We rely on the Funds to identify a pattern or frequency of Sub-Account transfers that the Fund wants us to investigate. Most often, the Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once a Fund contacts us, we run a report that identifies all Contract Owners who transferred in or out of that Fund’s Sub-Account on the day or days identified by the Fund. We may share tax identification numbers and other shareholder identifying information contained in our records with Funds. We then review the Contracts on that list to determine whether transfer activity of each identified Contract violates our written Abusive Transfer Policy. We don't reveal the precise details of our analysis to help make it more difficult for abusive traders to adjust their behavior to escape detection.

We consider some or all of the following factors:
• the dollar amount of the transfer;
• the total assets of the Funds involved in the transfer;
• the number of transfers completed in the current calendar quarter;
• whether the transfer is part of a pattern of transfers designed to take advantage of short-term market fluctuations or market inefficiencies; or
• the frequent trading policies and procedures of a potentially affected Fund.
If you violate the Abusive Trading Policy, we will terminate your Sub-Account transfer privileges until your next Contract Anniversary. We do not differentiate between Contract Owners when enforcing this policy.

Fund Trading Policies (effective after July 1, 2007)
You are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.

We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information.

Fund trading policies do not apply or may be limited. For instance:
• Certain types of financial intermediaries may not be required to provide us with shareholder information.
• “Excepted funds” such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

• A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.
• Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company-sponsored contractual or systematic program such as transfers of assets as a result of “dollar cost averaging” programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

•	Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•	Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

•
These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

How am I affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Mail, Telephone and Internet Transfers
You may make transfers through the mail or your Financial Intermediary. You may also make transfers by calling us or through our website. Transfer instructions received by telephone before the end of any Valuation Day will be carried our at the end of that date. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by Hartford at the time and date stated on the electronic acknowledgment Hartford returns to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should telephone us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your investment professional. Any verbal communication should be re-confirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the close of the New York Stock Exchange on the day you made the transfer request.
We, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney
You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.
Charges and Fees
The following charges and fees are associated with the Contract:
The Contingent Deferred Sales Charge
The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to registered representatives and the cost of preparing sales literature and other promotional activities.
We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender.
The percentage used to calculate the Contingent Deferred Sales Charge is equal to:

Length of Time from Premium Payment	Contingent Deferred Sales Charge
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7	0%
Surrender Order — During the Contract Years when a Contingent Deferred Sales Charge applies to the initial Premium Payment, all Surrenders in excess of the Annual Withdrawal Amount (which is equal to 10% of total Premium Payments) will be taken first from Premium Payments, then from earnings. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a Contingent Deferred Sales Charge.
Thereafter, Surrenders will be taken first from earnings, then from Premium Payments not subject to a Contingent Deferred Sales Charge, then from 10% of Premium Payments still subject to a Contingent Deferred Sales Charge and then from Premium Payments subject to a Contingent Deferred Sales Charge on a first-in-first-out basis.
The following Surrenders are not subject to a Contingent Deferred Sales Charge:

•
AWA — Each Premium Payment has its own schedule of Contingent Deferred Sales charges; however, in any contract year you may able to take Partial Surrenders up to a certain percentage of your total Premium Payments without being subject to a Contingent Deferred Sales Charge. Please refer to your Contract for your specific Annual Withdrawal Percentage amounts and your Contingent Deferred Sales Charge schedule.

Under the following situations, the Contingent Deferred Sales Charge is waived:

•
For Required Minimum Distributions — This allows Annuitants who are age 70½ or older, with a Contract held under an Individual Retirement Account, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge for one year’s required minimum distribution for that Contract Year. All requests for Required Minimum Distributions must be in writing.

•	If the Contract is Surrendered on or after the Annuitant’s 90th birthday.
The following situations are not subject to a Contingent Deferred Sales Charge:

•	Upon death of the Annuitant, Contract Owner or joint Contract Owner — No Contingent Deferred Sales Charge will be deducted if the Annuitant, Contract Owner or joint Contract Owner dies.

•
Upon the commencement of Annuity Payouts — The Contingent Deferred Sales Charge is not deducted when we begin to make Annuity Payouts. However, we will charge a Contingent Deferred Sales Charge if the Contract is fully or partially Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

•
For substantially equal periodic payments — We will waive the Contingent Deferred Sales Charge if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59½ .

•	Upon cancellation during the Right to Cancel Period.
Mortality and Expense Risk Charge
For assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate of 1.00% of Sub-Account Value. The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

•	Mortality Risk — There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun
During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

•
Expense Risk — We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.
If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from the mortality and expense risk charge.
Annual Maintenance Fee
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the maintenance of the Contract and the Sub-Accounts. The annual $25 charge is deducted on each Contract Anniversary, or upon full Surrender if the Surrender occurs before the Contract Anniversary, proportionately from each Sub-Account in which you are invested.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Charges Against the Funds
Annual Fund Operating Expenses — The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses.
Optional Death Benefit Rider Charge
If you elected the Optional Death Benefit Rider, we subtract an additional charge on a daily basis until we begin to make Annuity Payouts that is equal to an annual charge of 0.15% of your Contract Value invested in the Sub-Accounts.
Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940. Further detail regarding these changes is set forth in the fund's prospectus.
Reduced Fees and Charges
We may offer, in our discretion, reduced fees and charges including, but not limited to Contingent Deferred Sales Charges, the Mortality and Expense Risk Charge, Optional Death Benefit Rider Charge, and the Annual Maintenance Fee, for certain contracts (including Employer Sponsored Savings Plans) which result in cost and expense savings. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.
Death Benefit
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay upon the death of the Contract Owner, Joint Contract Owner or the Annuitant before we begin to make Annuity Payouts. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.
Unless the Beneficiary provides us with instructions to reallocate the Death Benefit among the Accounts, the calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-

account for each Beneficiary’s portion of the proceeds.
If death occurs before the Annuity Commencement Date and the decedent’s 90th birthday, the Death Benefit is the greater of:

•	The Contract Value of your Contract; or

•	The Total Premium Payments you have made to us minus the dollar amount of any partial Surrenders.
If death occurs after the decedent’s 90th birthday, the Death Benefit is the Contract Value on the date the death certificate or other legal document acceptable to us is received.
Optional Death Benefit Rider — This rider/option can no longer be elected or added after you purchase your Contract. The Optional Death Benefit added new features to your Death Benefit calculation.
If you elected the Optional Death Benefit Rider at an additional charge, your Death Benefit, prior to the decedent’s 90th birthday, is the greater of: the total Premium Payments you have made to us minus any amounts you have Surrendered, the Contract Value of your annuity, or the Interest Accumulation Value starting on the date the Optional Death Benefit Rider is added to your Contract.
Prior to the decedent's 81st birthday, the Interest Accumulation Value is equal to the Contract Value on the date this Optional Death Benefit Rider is added plus any Premium Payments after that date minus any partial surrenders taken after the Optional Death Benefit was added, compounded daily at an annual rate of 5%. If you have taken any partial Surrenders, the Interest Accumulation Value will be adjusted to reduce the Optional Death Benefit proportionally for any partial Surrenders.
After the deceased’s 90th birthday, the Death Benefit if the Optional Death Benefit Rider is elected, will be the greater of the Contract Value, or the Interest Accumulation Value.
The Death Benefit payable under the Optional Death Benefit Rider is limited to a maximum of 200% of the Contract Value on the date the Optional Death Benefit Rider was added, plus 200% of any Premium Payments made since the addition of the Optional Death Benefit Rider less proportional adjustments for any Surrenders from that date. For examples on how the Optional Death Benefit is calculated see “Appendix II.”
The Optional Death Benefit may not be available if the Contract Owner or Annuitant is age 76 or older. The Optional Death Benefit is not available in Washington or New York. Once you elect the Optional Death Benefit, you cannot cancel it.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Contract Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. On the date we receive complete instructions from the Beneficiary, we will compute Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.
If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Safe Haven Program.” Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to The Hartford’s Safe Haven program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary of a non-qualified Contract or IRA may also elect the “Single Life Expectancy Only” option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.
Required Distributions — If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death, or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.
If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner’s death.
If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary’s life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal contract continuation — If the Contract Owner dies and the Beneficiary is the Contract Owner’s spouse, the Beneficiary may elect to continue the Contract as the contract owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. The spousal continuation is available once for each Contract.
If you elect the Optional Death Benefit Rider for an additional charge and the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit.
Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date. If death occurs on or after the Annuity Commencement Date, there may be no pay-out at death unless the Contract Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.
If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving joint Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner	The Annuitant is living or deceased	Designated Beneficiary receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner and the Beneficiary predeceases the Contract Owner	The Annuitant is living or deceased	Contract Owner’s estate receives the Death Benefit.
Annuitant	The Contract Owner is living	There is no named Contingent Annuitant	The Contract Owner becomes the Contingent Annuitant and the Contract continues. The Contract Owner may waive this presumption and receive the Death Benefit.
Annuitant	The Contract Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Contract Owner	The Annuitant is living	Designated Beneficiary becomes the Contract Owner.
Annuitant	The Contract Owner is living	Contract Owner receives a payout at death, if any.
Annuitant	The Annuitant is also the Contract Owner	Designated Beneficiary receives a payout at death, if any.
These are the most common Death Benefit scenarios, however, there are others. Some of the Annuity Payout Options may not result in a payout at death. For more information on Annuity Payout Options, including those that may not result in a payout at death please see the section entitled “Annuity Payouts” and the Death Benefit section of your Contract. If you have questions about these and any other scenarios, please contact your registered representative or us.
Surrenders
What kinds of Surrenders are available?
Full Surrenders Before the Annuity Commencement Date — When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
Partial Surrenders before the Annuity Commencement Date — You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable Contingent Deferred Sales Charge. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the Annual Withdrawal Amount allowed and the Contingent Deferred Sales Charge will not be assessed against such amounts. Surrender of Contract Values in excess of the Withdrawal Amount and additional surrenders made in any Contract Year will be subject to the Contingent Deferred Sales Charge. You can ask us to deduct the Contingent Deferred Sales Charge from the amount you are Surrendering or from your remaining Contract Value. If we deduct the Contingent Deferred Sales Charge from your remaining Contract Value, that amount will also be subject to Contingent Deferred Sales Charge.
There are two restrictions on partial Surrenders before the Annuity Commencement Date:

•	The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

•
The Contract must have a minimum Contract Value of $500 after the Surrender. The minimum Contract Value in New York must be $1000 after the Surrender. We reserve the right to close your Contract and pay the full Surrender Value if the Contract Value is under $500 after the Surrender. The minimum Contract Value in Texas must be $1,000 after the Surrender with no Premium Payments made during the prior two Contract Years.

Under certain circumstances Hartford had permitted certain Contract Owners to reinstate their Contracts when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to Hartford. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).
Full Surrenders After the Annuity Commencement Date — You may Surrender your Contract on or after the Annuity Commencement Date only if you selected variable dollar amount Annuity Payouts under the Payments For a Designated Period Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable Contingent Deferred Sales Charges. The Commuted Value is determined on the day we receive your written request for Surrender.
Partial Surrenders After the Annuity Commencement Date — You may partially surrender after the Annuity Commencement Date if you selected the variable dollar amount payments under the payments for a Designated Period Annuity Payout Option, but check with your tax adviser first, because there may be adverse tax consequences.
Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions.  The Fund’s board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940.  Further detail is set forth in the Fund’s prospectus.
How do I request a Surrender?
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing, by telephone or via the internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:

•	the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•	your tax withholding amount or percentage, if any, and

•	your disbursement instructions, including your mailing address.
You may submit this form via mail, fax or a request via the internet.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests
To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine.
We may modify the requirements for telephone and/or internet redemptions at any time.
Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders:
Prior to age 59½ — If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.
More than one contract issued in the same calendar year — If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information
We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see Appendix Tax “Federal Tax Considerations” section for more information.
Annuity Payouts
This section describes what happens when we begin to make Regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer five questions:

•	When do you want Annuity Payouts to begin?

•	Which Annuity Payout Option do you want to use?

•	How often do you want to receive Annuity Payouts?

•	What is the Assumed Investment Return?

•	Do you want Annuity Payouts to be fixed or variable or a combination?
Please check with your Registered Representative to select the Annuity Payout Option that best meets your income needs.
As of October 4, 2013 we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.
1. When do you want Annuity Payouts to begin?
You selected an Annuity Commencement Date when you purchased your Contract or can be selected at any time before you begin receiving Annuity Payouts. If the annuity reaches the maximum Annuity Commencement Date, which is the date the annuitant reaches age 75, the Contract will automatically be annuitized. If you purchased your Contract in New York, you must begin Annuity Payouts before your Annuitant’s 91st birthday.
The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
2. Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option, is an option that can be elected by the Beneficiary and is described in the “Death Benefit” section. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity — We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity with a Cash Refund — We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.
Life Annuity with 120, 180 or 240 Monthly Payments Certain — We make monthly Annuity Payouts during the lifetime of the Annuitant but Annuity Payouts are at least guaranteed for a minimum of 120, 180 or 240 months, as you elect. If, at the death of the Annuitant, Annuity Payouts have been made for less than the minimum elected number of months, then the Commuted Value as of the date of the Annuitant’s death will be paid in one sum to the Beneficiary.
Unit Refund Life Annuity — We make monthly Annuity Payouts during the lifetime of the Annuitant. Upon the death of the Annuitant, the Beneficiary may receive an excess payment. We determine if an excess payment is due by dividing (a) by (b), where (a) is equal to the amount available for this Annuity Payout Option on the Annuity Commencement Date divided by the Annuity Unit Value on the Annuity Commencement Date and (b) is equal to the number of Annuity Units represented by each monthly Annuity Payout already made multiplied by the number of Annuity Payouts made.
If that amount is a positive number, we then multiply the excess payment by the Annuity Unit Value as of the date we receive a certified death certificate or other legal document acceptable to us. That amount is then paid to the Beneficiary.
Joint and Last Survivor Life Annuity — We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Payments For a Period Certain — We agree to make payments for a specified time. The minimum period that you can select is 5 years. The maximum period that you can select is 100 years minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less that the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum.
Important Information:

•
You cannot Surrender your Contract once Annuity Payouts begin, unless you have selected Payments For a Designated Period variable dollar amount Annuity Payout Option. A Contingent Deferred Sales Charge may be deducted.

•
For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

•
Automatic Annuity Payouts — If you do not elect an Annuity Payout Option, Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with 120 Monthly Payments Certain Annuity Payout Option. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an assumed investment return according to state law.

3. How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•	monthly,

•	quarterly,

•	semi-annually, or

•	annually.
Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $20. If the amount falls below $20, we have the right to change the frequency to bring the Annuity Payout up to at least $20.
4. What is the Assumed Investment Return?
The Assumed Investment Return is the investment return used to calculate variable Annuity Payouts. The Assumed Investment Return for your Annuity is 4%, or in the case of some Contracts, 5%. The first Annuity Payout will be based upon your Assumed Investment Return. The remaining Annuity Payouts will fluctuate based on the actual investment results of the Sub-Accounts.
5. Do you want Annuity Payouts to be fixed-dollar amount, variable-dollar amount or a combination?
You may choose an Annuity Payout Option with fixed-dollar amounts, variable-dollar amounts or a combination depending on your income needs.
Fixed-dollar amount Annuity Payouts — Once a fixed-dollar amount Annuity Payout begins, you cannot change your selection to receive variable-dollar amount Annuity Payouts. You will receive equal fixed-dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed-dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an Annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed-dollar amount Annuity Payout Option tables in your Contract.
Variable-dollar amount Annuity Payouts — Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable-dollar amount Annuity Payout based on the investment performance of the Sub-Accounts. The variable-dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable-dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:

•	the Annuity Payout Option chosen,

•	the Annuitant’s attained age and gender (if applicable),

•	the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table, and,

•	the Assumed Investment Return.
The total amount of the first variable-dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable-dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by Annuity Unit Value for each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout. The Annuity Unit Factor for a 4% AIR is 0.999893. The Annuity Unit Factor for a 5% AIR is 0.999866.
Combination Annuity Payout — You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs.
Transfer of Annuity Units — Depending on which Series you purchased, you may be able to transfer dollar amounts of Annuity Units from one Sub-Account to another after the Annuity Calculation Date. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. Please check your Contract to see if these transfers are available. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled “Can I transfer from one Sub-Account to another?” under the section entitled “The Contract.”
Other Programs Available
We may discontinue, modify or amend any of these Programs or any other programs we establish. Any change other than termination of a Program will not affect Contract Owners currently enrolled in the Program. There is no additional charge for these programs. If you are enrolled in any of these programs while a Fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us; your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.
InvestEase Program — InvestEase is an electronic transfer program that allows you to have money automatically withdrawn from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.
Premium Payment — The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract.
Dollar Cost Averaging Program — You may choose to make systematic transfers from one Sub-Account to other Sub-Accounts. You may only have one Dollar Cost Averaging Program in place at any one time. Dollar Cost Averaging Programs do not guarantee a profit or protect against investment losses.
Automatic Income Program — The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year without a Contingent Deferred Sales Charge. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The minimum amount of each Surrender is $100. Amounts taken under this Program will count towards the Annual Withdrawal Amount, and if received prior to age 59½ , may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment.

Asset Allocation Program — Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Contract offers static model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Contract’s allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can only participate in one asset allocation model at a time.
Asset Rebalancing — Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that are not part of the model. You can only participate in one asset rebalancing model at a time.
Other Program considerations

•	You may terminate your enrollment in any Program (other than Dollar Cost Averaging Programs) at any time.

•	We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

•	any Fund is merged or substituted into another Fund — then your allocations will be directed to the surviving Fund;

•	any Fund is liquidated — then your allocations will be directed to any available money market Fund; or

•	any Fund closes to new investments — then your allocations to that Fund will be pro-rated among remaining available Funds.
You may always provide us with updated instructions following any of these events.

•
Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

•	These Programs may be adversely affected by Fund trading policies.

Other Information
Assignment -— A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax advisor before assigning your Contract.
A qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law.
Contract Modification — The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.
How Contracts Are Sold — We have entered into a distribution     agreement with our affiliate Hartford Securities Distribution Company, Inc. (“HSD”) under which HSD serves as the principal underwriter for the Contracts. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of HSD is the same as ours. Distributors, LLC, a subsidiary of Hartford Life Insurance Company, provides marketing support for us.
HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2014. Contracts were sold by individuals who were appointed by us as insurance agents and who were registered representatives of Financial Intermediaries (“Registered Representatives”).
The Core (the version of this Contract that we call “Core” has no specific marketing name) and Edge Contracts may have been sold directly to the following individuals free of any sales commission: (1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent and affiliates; and (2) employees and Registered Representatives (and their families) of Financial Intermediaries. If applicable, we may have credited the Contract with a one-time only credit of 5.0% of the initial Premium Payment. This additional percentage of Premium Payment in no way affects current or future charges, rights, benefits or account values of other Contract Owners.
We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affected each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediary’s internal compensation practices.
Affiliated broker-dealers also employed individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.
Commissions
Upfront commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to people over age 80.
Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s)

compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA, Financial Intermediary and insurance rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide inforce Contract Owner support. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for inforce Contract Owner support.

Additional Payment Type	What it’s used for
Access	Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing
Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel awards, merchandise and recognition; client generation expenses.

Marketing Expense Allowance	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
Inforce Contract Owner Support	Support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
As of December 31, 2015, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities:
AIG Advisors Group, Inc., (FSC Securities Corporation, Royal Alliance Assoc., Inc., Sagepoint Financial), Cambridge Investment Research Inc., Cetera Financial Group (Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, Cetera Advisors, LLC, Cetera Advisor Networks, LLC), CCO Investment Services Corp., Citigroup Global Markets, Inc., Commonwealth Financial Network, Crown Capital Securities, LLP, Edward D. Jones & Co., LLP, First Allied Securities, Inc., First Tennessee Brokerage Inc., Frost Brokerage Services, Inc., H.D. Vest Investment Services, Huntington Investment Company, ING Financial Partners, Investacorp, Inc., JJB Hilliard Lyons, Janney Montgomery Scott, Inc., Lincoln Financial Advisors Corp., LPL Financial Corporation, Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), Raymond James & Associates, Inc., Raymond James Financial Services, RBC Capital Markets., Robert W. Baird & Co. Inc., Securities America, Inc., U.S. Bancorp Investments, Inc., UBS Financial Services, Inc., Wells Fargo Advisors LLC (various divisions), Woodbury Financial Services, Inc.
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
As of December 31, 2015, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: American Variable Insurance Series & Capital Research and Management Company & Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.
For the fiscal year ended December 31, 2015, Additional Payments did not in the aggregate exceed approximately $17.9 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.04% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $28,792 or approximately 0.14% of the Premium Payments invested in a particular Fund during this period.

Legal Matters
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
More Information
You may call your Registered Representative if you have any questions or write or call us at the address below:
Hartford Life Insurance Company
PO Box 14293
Lexington, KY 40512-4293.
Telephone: (800) 862-6668 (Contract Owners)
(800) 862-7155 (Registered Representatives)
Financial Statements
You can find financial statements of the Separate Account and Hartford in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Financial Statements

APP TAX-1

Appendix Tax
Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See “Nonresident Aliens and Foreign Entities” below regarding annuity purchases by, or payments to, non-U.S. Persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, account or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to Your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide You with a copy of what was reported. This copy is not intended to supplant Your own records. It is Your responsibility to ensure that what You report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on Your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if You find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate

APP TAX-2

Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1. Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

•
A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•	A contract acquired by the estate of a decedent by reason of such decedent’s death,

•	Certain contracts acquired with respect to tax-qualified retirement arrangements,

•
A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2. Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the individual’s modified adjusted gross income for the taxable year.
a. Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date

APP TAX-3

assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

i.
When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

ii.
To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.

iii.
Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

b. Amounts Not Received as an Annuity

i.
To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”

ii.
Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”

iii.
Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv.
The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.

v.
In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi.
In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.

c. Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation,

APP TAX-4

the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d. 10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

i.
If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.	The 10% penalty tax will not apply to the following distributions:

1.	Distributions made on or after the date the recipient has attained the age of 59½.

2.	Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

3.	Distributions attributable to a recipient becoming disabled.

4.
A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).

5.	Distributions made under certain annuities issued in connection with structured settlement agreements.

6.	Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).

7.	Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e. Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f. Required Distributions

i.	Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.
If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

APP TAX-5

3.
If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.	Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.

iii.	Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

iv.	Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g. Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h. Partial Exchanges.
The IRS, in Rev. Rul. 2003-76, confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract’s cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a “partial exchange”).
The IRS issued additional guidance, Rev. Proc. 2011-38, that addresses partial exchanges. Rev. Proc. 2011-38 modifies and supersedes Rev. Proc. 2008-24 and applies to the direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies and is effective for transfers that are completed on or after October 24, 2011. The Rev. Proc. does not apply to transactions to which the rules for partial annuitization under Code Section 72(a)(2) apply.
Under Rev. Proc. 2011-38, a transfer within the scope of the Rev. Proc. will be treated as a tax-free exchange under Section 1035 if no amount, other than an amount received as an annuity for a period of 10 years or more or during one or more lives, is received under either the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, the date the contract is placed in-force). A subsequent direct transfer of all or a portion of either contract is not taken into account for purposes of this characterization if the subsequent transfer qualifies (or is intended to qualify) as a tax-free exchange under Code Section 1035.
If a transfer falls within the scope of the Rev. Proc. but is not described above (for example - if a distribution is made from either contract within the 180 day period), the transfer will be characterized in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. The IRS will not require aggregation (under Code Section 72(e)(12)) of an original, preexisting contract with a second contract that is the subject of a tax-free exchange, even if both contracts are issued by the same insurance company, but will instead treat the contracts as separate annuity contracts. The applicability of the IRS’s partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange or split of annuity contracts.
3. Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:

APP TAX-6

•	no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•	no more than 70% is represented by any two investments,

•	no more than 80% is represented by any three investments and

•	no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4. Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:

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1.
Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

2.
Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H. Tax Disclosure Obligations

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In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by Hartford The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

APP TAX-9

a.	Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (“RMDs”) when the Owner reaches age 70½ or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59½ or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

b.	SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

c.	SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the

APP TAX-10

SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

d.	Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion (special rules apply to 2010 conversions). In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.	after the employee reaches age 59½;

b.	upon the employee’s separation from service;

c.	upon the employee’s death or disability;

d.	in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.	as a qualified reservist distribution upon certain calls to active duty.

APP TAX-11

An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4. Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount, equal to $15,000 for 2006 and thereafter $18,000 for 2016. The Plan may provide for additional “catch-up” contributions . In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70½, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for

APP TAX-12

determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6. Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

a.	Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% penalty tax does not apply to a distribution that is either:

(i)	made to a beneficiary (or to the employee’s estate) on or after the employee’s death;

(ii)	attributable to the employee’s becoming disabled under Code Section 72(m)(7);

(iii)
part of a series of substantially equal periodic payments (not less frequently than annually - “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)
(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)
(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)	not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;

(vii)	certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

(viii)	made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or

(ix)	made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

(x)	made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

(xi)	not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(xii)	for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.

APP TAX-13

For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

b.	RMDs and 50% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of -

(i)	the calendar year in which the individual attains age 70½, or

(ii)
(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

A special rule applies to individuals who attained age 70½ in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over -

(a)	the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)	over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a qualifying designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.
7. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of

APP TAX-14

such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8. Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either -

a.	an RMD amount;

b.
one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.	any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a “predecessor” Qualified Plan.

APP I-1

Appendix I — The Funds

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AIM Variable Insurance Funds
Invesco V.I. Government Money Market Fund - Series I** (formerly Invesco V.I. Money Market Fund)	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IA	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small/Mid Cap Equity HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IA	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Healthcare HLS Fund - Class IA(a)	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IA	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap HLS Fund - Class IA†	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap Value HLS Fund - Class IA†	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Company HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

APP I-2

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Value HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
HIMCO VIT
HIMCO VIT Index Fund - IA	Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.	Hartford Investment Management Company
______________

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

†	Closed to new and subsequent Premium Payments and transfers of Contract Value.
(a)	Closed to Contracts issued on or after 8/13/2004.

APP II-1

Appendix II — Death Benefit — Examples
Asset Protection Death Benefit Examples
Example 1
Assume that:

•	You purchased your Contract with the Asset Protection Death Benefit,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we calculate the Death Benefit, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $117,403.
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we calculate the Death Benefit [$117,403],

•
The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$117,403 + 25% ($100,000 − $8,000) = $140,403],

•	The Contract Value of your Contract, plus 25% of your Maximum Anniversary Value minus an adjustment for any partial Surrenders. [$117,403 + 25% ($117,403 − $8,000) = $144,754].
The Asset Protection Death Benefit is the greatest of these three values but it cannot exceed the greatest of:

•	The Contract Value of your Contract on the day we calculate the Death Benefit [$117,403],

•	the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders [$100,000 − $8,000 = $92,000], or

•	your Maximum Anniversary Value adjusted for any partial Surrenders [$117,403 − $8,000 = $109,403].
Because the Contract Value of your Contract [$117,403] is greater than your Maximum Anniversary Value adjusted for partial Surrenders [$109,403] and your adjusted total Premium Payments [$92,000], the amount of the Death Benefit cannot exceed $117,403.
Amount of Asset Protection Death Benefit
Because the Asset Protection Death Benefit cannot exceed $117, 403, the amount of the Death Benefit is equal to your Contract Value of $117,403.

APP II-2

Example 2
Assume that:

•	You purchased your Contract with the Asset Protection Death Benefit,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	On the day we calculate the Death Benefit, your Contract Value was $120,000,

•	Your Maximum Anniversary Value is $140,000.
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],

•
The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$120,000 + 25% of $57,857 = $134,464 (See below)],

•	The Contract Value of your Contract, plus 25% of your Maximum Anniversary Value adjusted for any partial Surrenders. [$120,000 + 25% ($83,571) = $140,893 (See below)].
The Asset Protection Death Benefit is the greatest of these three values but it cannot exceed the greatest of:

•	The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],

•	The total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and the adjustment for any partial Surrenders [$57,857 (See below)], or

•	Your Maximum Anniversary Value minus an adjustment for any partial surrenders [$83,571 (See below)].
Adjustment for Partial Surrender for Total Premium Payments
The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.
Adjustment for Partial Surrender for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
Amount of Asset Protection Death Benefit
Your Asset Protection Death Benefit is $120,000. This is because your Contract Value at death [$120,000] was the greatest of:

•	The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],

•	The total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and the adjustment for any partial Surrenders [$57,857], or

•	Your Maximum Anniversary Value minus an adjustment for any partial surrenders [$83,571]. So, your Asset Protection Death Benefit cannot exceed $120,000.

APP II-3

Premium Protection Death Benefit Examples
Example 1
Assume that:

•	You purchased your Contract with the Premium Protection Death Benefit instead of the Asset Protection Death Benefit,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we calculate the Death Benefit, your Contract Value was $117,403.
Adjustment for Partial Surrender for Total Premium Payments
The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. The withdrawal of $8,000 is less than 10% of premiums. Your adjusted total Premium Payments is $92,000.
Death Benefit Amount
Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $117,403.
Example 2
Assume that:

•	You purchased your Contract with the Premium Protection Death Benefit instead of the Asset Protection Death Benefit,

•	You made an initial Premium Payment of $100,000,

•	In your fourth contract year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your surrender was $150,000,

•	On the day we calculate the Death Benefit, your Contract Value was $120,000.
Adjustment for Partial Surrender for Total Premium Payments
The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payments of $57,857.
Death Benefit Amount
Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $120,000.

APP II-4

MAV/EPB Death Benefit with Asset Protection Death Benefit Examples
Example 1
Assume that:

•	You elected the MAV/EPB Death Benefit when you purchased your Contract with the Asset Protection Death Benefit,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we calculate the Death Benefit, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $117,403,

•
The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Asset Protection Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

Adjustment for Partial Surrenders for Earnings Protection Benefit
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

•	Add the amount of the partial Surrender ($8,000) to

•	The Contract Value on the date the MAV/EPB Death Benefit is added to your Contract ($100,000),

•	Add Premium Payments made after the MAV/EPB Death Benefit is added to your Contract before you make the partial Surrender ($0),

•	Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($109,273),

•	Subtract the sum of any prior adjustments for all prior partial Surrenders made after the MAV/EPB Death Benefit is added to your Contract ($0),
Which equals −$1,273, which is less than zero, so there is no adjustment for the partial Surrender in this case.
Calculation of Contract gain
Hartford would calculate the Contract gain as follows:

•	Contract Value on the date we receive proof of death ($117,403),

•	Subtract the Contract Value on the date the MAV/EPB Death Benefit was added to your Contract ($100,000),

•	Add any adjustments for partial Surrenders ($0), So the Contract gain equals $17,403.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:

•	Hartford calculates the Contract Value on the date the MAV/EPB Death Benefit was added to your Contract ($100,000),

•	plus Premium Payments made since that date ($0),

•	minus Premium Payments made in the 12 months prior to death ($0),

•	minus any adjustments for partial Surrenders ($0),
Which equals $100,000. The cap is 200% of $100,000, which is $200,000.
Adjustment for Partial Surrenders for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. The withdrawal of $8,000 is less than 10% of premiums. Your Adjusted Maximum Anniversary Value is $109,403.
Asset Protection Death Benefit Amount is $117,403. (See Example 1 under Asset Protection Death Benefit for details of calculation.)
Adjusted Total Premium Payment Amount is $92,000. (See Example 1 under Asset Protection Death Benefit for details of calculation.)

APP II-5

MAV/EPB Death Benefit
In this situation the cap does not apply, so Hartford takes 40% of $17,403 or $6,961 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $124,364. This is the greatest of the four values compared.
Example 2
Assume that:

•	You elected the MAV/EPB Death Benefit when you purchased your Contract with the Asset Protection Death Benefit,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	Your Maximum Anniversary Value is $140,000,

•	On the day we calculate the Death Benefit, your Contract Value was $120,000,

•	The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.
Adjustment for Partial Surrenders
To calculate the MAV/EPB Death Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

•	Add the amount of the partial Surrender ($60,000) to

•	The Contract Value on the date the MAV/EPB Death Benefit is added to your Contract ($100,000),

•	Add Premium Payments made after the MAV/EPB Death Benefit is added to your Contract before you make the partial Surrender ($0),

•	Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),

•	Subtract the sum of any prior adjustments for all prior partial Surrenders made after the MAV/EPB Death Benefit is added to your Contract ($0),
Which equals +$10,000, which is greater than zero, so there is a $10,000 adjustment for the partial Surrender in this case.
Calculation of Contract gain
Hartford would calculate the Contract gain as follows:

•	Contract Value on the date we receive proof of death ($120,000),

•	Subtract the Contract Value on the date the MAV/EPB Death Benefit was added to your Contract ($100,000),

•	Add any adjustments for partial Surrenders ($10,000), So the Contract gain equals $30,000.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:

•	Hartford calculates the Contract Value on the date the MAV/EPB Death Benefit was added to your Contract ($100,000),

•	plus Premium Payments made since that date ($0),

•	minus Premium Payments made in the 12 months prior to death ($0),

•	minus any adjustments for partial Surrenders ($10,000),
Which equals $90,000. The cap is 200% of $90,000, which is $180,000.
Adjustment for Partial Surrenders for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 minus $10,000 = $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of

APP II-6

$83,571.
Death Benefit with Earnings Protection Benefit
In this situation the cap does not apply, so Hartford takes 40% of $30,000 or $12,000 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $132,000.
MAV/EPB Death Benefit with Premium Protection Death Benefit Examples
Example 1
Assume that:

•	You elected the MAV/EPB Death Benefit when you purchased your Contract,

•	You elected the Premium Protection Death Benefit and opted out of the Asset Protection Death Benefit when you purchased your Contract,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we calculate the Death Benefit, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $117,403,

•
The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three Death Benefit calculations (Premium Protection Death Benefit, Maximum Anniversary Value and Earnings Protection Benefit).

Earnings Protection Benefit Amount is $124,364. (See Example 1 under MAV/EPB Death Benefit with Asset Protection Benefit for details of calculation.)
Maximum Anniversary Value is $109,403. (See Example 1 under MAV/EPB Death Benefit with Asset Protection Benefit for details of calculation.)
Premium Protection Death Benefit Amount is $92,000. (See Example 1 under Premium Protection Death Benefit for details of calculation.)
Death Benefit with Earnings Protection Benefit
The total Death Benefit with the Earnings Protection Benefit is $124,364. This is the greatest of the three values compared.
Example 2
Assume that:

•	You elected the MAV/EPB Death Benefit when you purchased your Contract,

•	You elected the Premium Protection Death Benefit and opted out of the Asset Protection Death Benefit when you purchased your Contract,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $60,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $150,000,

•	On the day we calculate the Death Benefit, your Contract Value was $120,000,

•	Your Maximum Anniversary Value was $140,000,

•
The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three Death Benefit calculations (Premium Protection Death Benefit, Maximum Anniversary Value and Earnings Protection Benefit).

Earnings Protection Benefit Amount is $132,000. (See Example 2 under MAV/EPB Death Benefit with Asset Protection Death Benefit for details of calculation.)
Maximum Anniversary Value is $83,571. (See Example 2 under MAV/EPB Death Benefit with Asset Protection Death Benefit for details of calculation.)
Premium Protection Death Benefit Amount is $57,857. (See Example 2 under Premium Protection Death Benefit for details

APP II-7

of calculation.)
Death Benefit with Earnings Protection Benefit
The total Death Benefit with the Earnings Protection Benefit is $132,000. This is the greatest of the three values compared.

APP III-1

Appendix III — Accumulation Unit Values
(For an Accumulation Unit Outstanding Throughout the Period)
The following information should be read in conjunction with the financial statements for the Separate Account included in this Statement of Additional Information which is incorporated by reference in this prospectus.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The table below shows all possible Accumulation Unit Values corresponding to all combinations of optional benefits.

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Hartford Balanced HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.982	$11.023	$9.187	$8.284	$8.214	$7.399	$5.736	$8.475	$8.028	$7.324
Accumulation Unit Value at end of period	$11.884	$11.982	$11.023	$9.187	$8.284	$8.214	$7.399	$5.736	$8.475	$8.028
Number of Accumulation Units outstanding at end of period (in thousands)	240	262	288	328	373	416	470	556	841	982
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$11.712	$10.791	$9.007	$8.133	$8.077	$7.286	$5.657	$8.371	$7.941	$7.256
Accumulation Unit Value at end of period	$11.598	$11.712	$10.791	$9.007	$8.133	$8.077	$7.286	$5.657	$8.371	$7.941
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.711	$33.614	$24.411	$20.836	$23.755	$20.595	$14.280	$26.513	$22.922	$19.853
Accumulation Unit Value at end of period	$35.715	$35.711	$33.614	$24.411	$20.836	$23.755	$20.595	$14.280	$26.513	$22.922
Number of Accumulation Units outstanding at end of period (in thousands)	107	122	129	146	199	214	224	225	299	388
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$34.905	$32.904	$23.932	$20.457	$23.359	$20.282	$14.084	$26.188	$22.675	$19.669
Accumulation Unit Value at end of period	$34.857	$34.905	$32.904	$23.932	$20.457	$23.359	$20.282	$14.084	$26.188	$22.675
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.459	$2.138	$1.590	$1.365	$1.363	$1.207	$0.970	$1.563	$1.457	$1.309
Accumulation Unit Value at end of period	$2.601	$2.459	$2.138	$1.590	$1.365	$1.363	$1.207	$0.970	$1.563	$1.457
Number of Accumulation Units outstanding at end of period (in thousands)	21	31	49	18	18	113	113	155	172	310
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.403	$2.092	$1.558	$1.340	$1.340	$1.189	$0.957	$1.544	$1.441	$1.296
Accumulation Unit Value at end of period	$2.538	$2.403	$2.092	$1.558	$1.340	$1.340	$1.189	$0.957	$1.544	$1.441
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$6.598	$5.899	$4.517	$4.016	$4.004	$3.572	$2.894	$4.326	$4.037	$3.387
Accumulation Unit Value at end of period	$6.456	$6.598	$5.899	$4.517	$4.016	$4.004	$3.572	$2.894	$4.326	$4.037
Number of Accumulation Units outstanding at end of period (in thousands)	9	14	27	37	37	37	56	76	81	98
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$6.449	$5.775	$4.428	$3.943	$3.937	$3.518	$2.854	$4.273	$3.993	$3.356
Accumulation Unit Value at end of period	$6.301	$6.449	$5.775	$4.428	$3.943	$3.937	$3.518	$2.854	$4.273	$3.993
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP III-2

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.836	$2.683	$1.988	$1.627	$1.909	$1.687	$1.256	$2.669	$2.156	$1.908
Accumulation Unit Value at end of period	$3.034	$2.836	$2.683	$1.988	$1.627	$1.909	$1.687	$1.256	$2.669	$2.156
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	2	2	2	3	—	12
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.772	$2.626	$1.949	$1.598	$1.877	$1.662	$1.239	$2.637	$2.133	$1.890
Accumulation Unit Value at end of period	$2.961	$2.772	$2.626	$1.949	$1.598	$1.877	$1.662	$1.239	$2.637	$2.133
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.882	$2.550	$1.898	$1.511	$1.675	$1.439	$1.121	$2.084	$1.624	$1.464
Accumulation Unit Value at end of period	$3.188	$2.882	$2.550	$1.898	$1.511	$1.675	$1.439	$1.121	$2.084	$1.624
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	19	—	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.828	$2.506	$1.867	$1.489	$1.653	$1.422	$1.110	$2.067	$1.612	$1.456
Accumulation Unit Value at end of period	$3.123	$2.828	$2.506	$1.867	$1.489	$1.653	$1.422	$1.110	$2.067	$1.612
Number of Accumulation Units outstanding at end of period (in thousands)	3,102	3,270	2,635	3,626	4,717	5,634	6,180	6,879	8,085	8,420
Hartford Healthcare HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$5.319	$4.217	$2.805	$2.349	$2.186	$2.061	$1.697	$2.302	$2.191	$1.990
Accumulation Unit Value at end of period	$5.961	$5.319	$4.217	$2.805	$2.349	$2.186	$2.061	$1.697	$2.302	$2.191
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	5	5	5	5	5	5	28
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$5.203	$4.131	$2.752	$2.308	$2.151	$2.032	$1.675	$2.276	$2.169	$1.974
Accumulation Unit Value at end of period	$5.823	$5.203	$4.131	$2.752	$2.308	$2.151	$2.032	$1.675	$2.276	$2.169
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.353	$2.317	$2.198	$1.943	$1.874	$1.630	$1.094	$1.478	$1.452	$1.320
Accumulation Unit Value at end of period	$2.229	$2.353	$2.317	$2.198	$1.943	$1.874	$1.630	$1.094	$1.478	$1.452
Number of Accumulation Units outstanding at end of period (in thousands)	62	64	66	68	57	59	61	4	27	5
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.300	$2.268	$2.155	$1.907	$1.843	$1.605	$1.079	$1.460	$1.437	$1.307
Accumulation Unit Value at end of period	$2.175	$2.300	$2.268	$2.155	$1.907	$1.843	$1.605	$1.079	$1.460	$1.437
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.365	$3.536	$2.939	$2.469	$2.899	$2.558	$1.936	$3.386	$2.684	$2.178
Accumulation Unit Value at end of period	$3.394	$3.365	$3.536	$2.939	$2.469	$2.899	$2.558	$1.936	$3.386	$2.684
Number of Accumulation Units outstanding at end of period (in thousands)	23	24	24	31	33	40	28	62	71	72

APP III-3

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$3.290	$3.462	$2.881	$2.425	$2.851	$2.519	$1.909	$3.344	$2.655	$2.158
Accumulation Unit Value at end of period	$3.313	$3.290	$3.462	$2.881	$2.425	$2.851	$2.519	$1.909	$3.344	$2.655
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford MidCap HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.972	$7.230	$5.223	$4.417	$4.844	$3.964	$3.057	$4.774	$4.183	$3.781
Accumulation Unit Value at end of period	$8.018	$7.972	$7.230	$5.223	$4.417	$4.844	$3.964	$3.057	$4.774	$4.183
Number of Accumulation Units outstanding at end of period (in thousands)	19	22	22	23	23	31	31	31	46	59
With Optional Death Benefit
Accumulation Unit Value at beginning of period	$7.792	$7.077	$5.120	$4.336	$4.764	$3.903	$3.015	$4.716	$4.138	$3.746
Accumulation Unit Value at end of period	$7.826	$7.792	$7.077	$5.120	$4.336	$4.764	$3.903	$3.015	$4.716	$4.138
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford MidCap Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.996	$2.797	$2.097	$1.695	$1.872	$1.517	$1.063	$1.795	$1.775	$1.521
Accumulation Unit Value at end of period	$2.931	$2.996	$2.797	$2.097	$1.695	$1.872	$1.517	$1.063	$1.795	$1.775
Number of Accumulation Units outstanding at end of period (in thousands)	11	17	17	18	11	9	32	35	124	124
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.935	$2.744	$2.061	$1.668	$1.845	$1.497	$1.050	$1.777	$1.760	$1.511
Accumulation Unit Value at end of period	$2.867	$2.935	$2.744	$2.061	$1.668	$1.845	$1.497	$1.050	$1.777	$1.760
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$4.588	$4.329	$3.028	$2.645	$2.764	$2.249	$1.757	$2.988	$2.643	$2.333
Accumulation Unit Value at end of period	$4.170	$4.588	$4.329	$3.028	$2.645	$2.764	$2.249	$1.757	$2.988	$2.643
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	8	8	8	11	12	15	21
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$4.485	$4.237	$2.969	$2.597	$2.718	$2.215	$1.733	$2.952	$2.614	$2.311
Accumulation Unit Value at end of period	$4.070	$4.485	$4.237	$2.969	$2.597	$2.718	$2.215	$1.733	$2.952	$2.614
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Small/Mid Cap Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.741	$16.070	$11.803	$10.289	$10.512	$8.438	$5.764	$10.256	$—	$—
Accumulation Unit Value at end of period	$15.789	$16.741	$16.070	$11.803	$10.289	$10.512	$8.438	$5.764	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.570	$15.930	$11.718	$10.230	$10.467	$8.414	$5.756	$10.253	$—	$—
Accumulation Unit Value at end of period	$15.605	$16.570	$15.930	$11.718	$10.230	$10.467	$8.414	$5.756	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford SmallCap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.762	$2.636	$1.838	$1.581	$1.575	$1.165	$0.869	$1.403	$1.443	$1.364
Accumulation Unit Value at end of period	$2.720	$2.762	$2.636	$1.838	$1.581	$1.575	$1.165	$0.869	$1.403	$1.443

APP III-4

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.710	$2.590	$1.809	$1.559	$1.554	$1.151	$0.860	$1.391	$1.433	$1.357
Accumulation Unit Value at end of period	$2.665	$2.710	$2.590	$1.809	$1.559	$1.554	$1.151	$0.860	$1.391	$1.433
Number of Accumulation Units outstanding at end of period (in thousands)	1,895	2,261	2,980	3,854	5,149	6,820	8,246	8,578	10,077	10,201
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.981	$18.131	$13.848	$12.228	$12.488	$10.987	$7.841	$13.926	$13.282	$11.701
Accumulation Unit Value at end of period	$20.324	$19.981	$18.131	$13.848	$12.228	$12.488	$10.987	$7.841	$13.926	$13.282
Number of Accumulation Units outstanding at end of period (in thousands)	73	83	88	98	134	142	148	151	191	225
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.530	$17.749	$13.576	$12.006	$12.279	$10.820	$7.733	$13.755	$13.139	$11.592
Accumulation Unit Value at end of period	$19.836	$19.530	$17.749	$13.576	$12.006	$12.279	$10.820	$7.733	$13.755	$13.139
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.516	$8.123	$8.318	$7.813	$7.376	$6.929	$6.086	$6.654	$ 6.421	$6.188
Accumulation Unit Value at end of period	$8.382	$8.516	$8.123	$8.318	$7.813	$7.376	$6.929	$6.086	$6.654	$6.421
Number of Accumulation Units outstanding at end of period (in thousands)	46	56	65	66	67	70	78	77	96	90
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$8.324	$7.952	$8.155	$7.671	$7.253	$6.824	$6.002	$6.573	$ 6.352	$6.131
Accumulation Unit Value at end of period	$8.180	$8.324	$7.952	$8.155	$7.671	$7.253	$6.824	$6.002	$6.573	$6.352
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.283	$1.261	$1.295	$1.262	$1.215	$1.182	$1.155	$1.174	$ 1.136	$1.104
Accumulation Unit Value at end of period	$1.290	$1.283	$1.261	$1.295	$1.262	$1.215	$1.182	$1.155	$1.174	$1.136
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.259	$1.239	$1.275	$1.243	$1.199	$1.169	$1.144	$1.164	$ 1.129	$1.098
Accumulation Unit Value at end of period	$1.264	$1.259	$1.239	$1.275	$1.243	$1.199	$1.169	$1.144	$1.164	$1.129
Number of Accumulation Units outstanding at end of period (in thousands)	4,949	4,999	5,965	7,843	10,287	13,364	14,325	15,797	13,508	12,676
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$3.149	$3.178	$3.209	$3.242	$3.274	$3.307	$3.338	$3.301	$ 3.177	$3.065
Accumulation Unit Value at end of period	$3.122	$3.149	$3.178	$3.209	$3.242	$3.274	$3.307	$3.338	$3.301	$3.177
Number of Accumulation Units outstanding at end of period (in thousands)	56	68	74	98	105	127	163	264	360	304
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$3.078	$3.111	$3.146	$3.183	$3.220	$3.257	$3.292	$3.261	$ 3.143	$3.037
Accumulation Unit Value at end of period	$3.047	$3.078	$3.111	$3.146	$3.183	$3.220	$3.257	$3.292	$3.261	$3.143

APP III-5

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.206	$2.000	$1.531	$1.322	$1.362	$1.200	$0.974	$1.492	$ 1.383	$1.146
Accumulation Unit Value at end of period	$2.116	$2.206	$2.000	$1.531	$1.322	$1.362	$1.200	$0.974	$1.492	$1.383
Number of Accumulation Units outstanding at end of period (in thousands)	17	18	20	73	73	79	6	7	7	7
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.161	$1.963	$1.505	$1.301	$1.342	$1.184	$0.963	$1.477	$ 1.371	$1.138
Accumulation Unit Value at end of period	$2.070	$2.161	$1.963	$1.505	$1.301	$1.342	$1.184	$0.963	$1.477	$1.371
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.748	$1.613	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.749	$1.748	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.709	$1.578	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.707	$1.709	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.846	$9.943	$9.988	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.749	$9.846	$9.943	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.822	$9.934	$9.986	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.711	$9.822	$9.934	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

To obtain a Statement of Additional Information, please call us at 800-862-6668 or complete the form below and mail to:
Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293
Please send a Statement of Additional Information to me at the following address:

Name

Address

City/State	Zip Code
Contract Name
Issue Date

Statement of Additional Information
Hartford Life Insurance Company
Separate Account Two
The Director Series I

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Hartford Life Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293.
Date of Prospectus: May 2, 2016
Date of Statement of Additional Information: May 2, 2016

2	Hartford Life Insurance Company

General Information
Safekeeping of Assets
Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The consolidated financial statements of Hartford Life Insurance Company as of December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, and the statements of assets and liabilities of each of the individual sub-accounts which comprise Hartford Life Insurance Company Separate Account Two as of December 31, 2015, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which reports are both included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. ("HSD"). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.
Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2015 : $ 8,812,016 ; 2014 : $ 8,393,385 ; and 2013 : $ 4,976,578 .
OPERATIONAL RISKS
An investment in a Contract, Separate Account, or Fund can involve operational and information security risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers.  While we seek to minimize such events through controls and oversight, there may still be failures that could adversely affect us and your Contract’s Value. In addition, as the use of technology increases, we, a Contract, a Separate Account, or Fund may be more susceptible to operational risks through breaches in cybersecurity.  A breach in cybersecurity refers to both intentional and unintentional events that may cause us, a Contract, a Separate Account, or Fund to lose proprietary information, suffer data corruption, or operational capacity, and as a result, may incur regulatory penalties, reputational damage, and additional compliance costs associated with corrected measures and/or financial loss.  In addition, cyber security breaches of a Fund’s third party service providers or issuers of securities in which the underlying Funds invest may also subject a Fund to many of the same risks associated with direct cybersecurity breaches.

Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.
Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.
The formula Hartford uses to calculate standardized total return is P(1+T)n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.
In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non standardized total return is measured in the same manner as the standardized total return described above,

Hartford Life Insurance Company	3

except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula Hartford uses to calculate yield is: YIELD = 2[(a - b/cd +1)6 - 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent. The formula for this calculation is Yield = BPR × (365/7), where BPR = (A - B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period. Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7 ] - 1.

Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To The Contract Owners of Hartford Life Insurance Company Separate Account Two and the Board of Directors of Hartford Life Insurance Company
We have audited the accompanying statements of assets and liabilities as of December 31, 2015, and the related statements of operations for each of the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended for each of the following individual Sub-Accounts comprising Hartford Life Insurance Company Separate Account Two (the “Account”):

American Century VP Capital Appreciation Fund	Huntington VA International Equity Fund
AB VPS International Value Portfolio (Formerly AllianceBernstein VPS International Value Portfolio)	Huntington VA Situs Fund
Invesco V.I. Core Equity Fund	BlackRock Global Opportunities VI Fund
Invesco V.I. High Yield Fund	BlackRock Large Cap Growth V.I. Fund
Invesco V.I. Money Market Fund	UIF U.S. Real Estate Portfolio
AB VPS Growth and Income Portfolio (Formerly AllianceBernstein VPS Growth and Income Portfolio)	Invesco V.I. Equity and Income Fund
AB VPS Intermediate Bond Portfolio (Formerly AllianceBernstein VPS Intermediate Bond Portfolio)	UIF Mid Cap Growth Portfolio
American Funds Growth Fund	Columbia Variable Portfolio - International Opportunities Fund (Formerly Columbia Variable Portfolio - Marsico International Opportunities fund)
Sterling Capital Equity Income Variable Insurance Fund	Columbia Variable Portfolio - Large Cap Growth Fund III (Formerly Columbia Variable Portfolio - Marsico Focused Equities Fund)
Sterling Capital Special Opportunities VIF	Columbia Variable Portfolio - Asset Allocation Fund
Sterling Capital Total Return Bond VIF	Variable Portfolio - Loomis Sayles Growth Fund II (Formerly Columbia Variable Portfolio - Marsico Growth Fund)
Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund II (Formerly Columbia Variable Portfolio - Marsico 21st Century Fund)
Columbia Variable Portfolio - Small Company Growth fund	Columbia Variable Portfolio - Dividend Opportunity Fund
Wells Fargo VT Omega Growth Fund (Formerly Wells Fargo Advantage VT Omega Growth Fund)	Columbia Variable Portfolio - Income Opportunities Fund
Fidelity® VIP Asset Manager Portfolio	Columbia Variable Portfolio - Mid Cap Growth Fund (Formerly Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund)
Fidelity® VIP Growth Portfolio	Oppenheimer Global Fund/VA
Fidelity® VIP Contrafund® Portfolio	Putnam VT Small Cap Value Fund
Fidelity® VIP Overseas Portfolio	PIMCO VIT Real Return Portfolio
Fidelity® VIP Freedom 2020 Portfolio	Pioneer Fund VCT Portfolio
Fidelity® VIP Freedom 2030 Portfolio	Pioneer Mid Cap Value VCT Portfolio
Fidelity® VIP Freedom 2015 Portfolio	Jennison 20/20 Focus Portfolio
Fidelity® VIP Freedom 2025 Portfolio	Jennison Portfolio
Fidelity® VIP Freedom Income Portfolio	Prudential Value Portfolio
Fidelity® VIP FundsManager 20% Portfolio	Prudential Series International Growth
Fidelity® VIP FundsManager 70% Portfolio	Royce Small-Cap Portfolio
Fidelity® VIP FundsManager 85% Portfolio	Legg Mason ClearBridge Appreciation Fund
Franklin Income VIP Fund	Victory Variable Insurance Diversified Stock Fund
Hartford Balanced HLS Fund	Invesco V.I. Comstock Fund
Hartford Total Return Bond HLS Fund	Invesco V.I. American Franchise Fund
Hartford Capital Appreciation HLS Fund	Wells Fargo VT Index Asset Allocation Fund (Formerly Wells Fargo Advantage VT Index Asset Allocation Fund)
Hartford Dividend and Growth HLS Fund	Wells Fargo VT Total Return Bond Fund (Formerly Wells Fargo Advantage VT Total Return Bond Fund)
The Hartford Healthcare HLS Fund	Wells Fargo VT Intrinsic Value Fund (Formerly Wells Fargo Advantage VT Intrinsic Value Fund)
Hartford Global Growth HLS Fund	Wells Fargo VT International Equity Fund (Formerly Wells Fargo Advantage VT International Equity Fund)
Hartford Disciplined Equity HLS Fund	Wells Fargo VT Small Cap Growth Fund (Formerly Wells Fargo Advantage VT Small Cap Growth Fund)
Hartford Growth Opportunities HLS Fund	Wells Fargo VT Small Cap Value Fund (Formerly Wells Fargo Advantage VT Small Cap Value Fund)
Hartford High Yield HLS Fund	Wells Fargo VT Opportunity Fund (Formerly Wells Fargo Advantage VT Opportunity Fund)
Hartford International Opportunities HLS Fund	HIMCO VIT Index Fund
Hartford Small/Mid Cap Equity HLS Fund	Fidelity® VIP FundsManager 50% Portfolio
Hartford MidCap HLS Fund	Hartford Global Research HLS Fund (merged with Hartford Global Growth HLS Fund)
Hartford MidCap Value HLS Fund	Hartford Growth HLS Fund (merged with Hartford Growth Opportunities HLS Fund)
Hartford Ultra Short Bond Fund	Hartford Index HLS Fund (merged with HIMCO VIT Index Fund)
Hartford Small Company HLS Fund	Huntington VA Income Equity Fund (merged with Huntington VA Dividend Capture Fund)
Hartford SmallCap Growth HLS Fund	Huntington VA Growth Fund
Hartford Stock HLS Fund	Huntington VA Mid Corp America Fund (merged with Huntington VA Situs Fund)
Hartford U.S. Government Securities HLS Fund	Huntington VA Rotating Markets Fund
Hartford Value HLS Fund	Huntington VA Mortgage Securities Fund
Huntington VA Dividend Capture Fund

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2015, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts above as of December 31, 2015, the results of their operations for each of the periods then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Hartford, CT
April 20, 2016

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Assets and Liabilities
December 31, 2015

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. High Yield Fund	Invesco V.I. Money Market Fund	AB VPS Growth and Income Portfolio	AB VPS Intermediate Bond Portfolio	American Funds Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio — Small Company Growth Fund
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,197,454
class 2	—	—	—	—	—	—	—	317,238	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	212,908	—	—	—	1,519,523	2,365,270	—	—	—
class I	4,131,842	—	—	—	—	—	—	—	1,119,313	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	2,898,995	1,745,783	23,266,127	—	—	—	—	—
class S2	—	—	—	—	3,747,864	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	4,131,842	212,908	2,898,995	1,745,783	27,013,991	1,519,523	2,365,270	317,238	1,119,313	4,197,454
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	3	—	253	73	81,714	58	462	—	2	318
Other assets	2	1	2	—	3	1	—	1	2	—
Total assets	4,131,847	212,909	2,899,250	1,745,856	27,095,708	1,519,582	2,365,732	317,239	1,119,317	4,197,772

Liabilities:
Due to Sponsor Company	12	7	253	73	81,714	58	462	—	21	318
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	3	1	—	—	—	—	1	1	4	1
Total liabilities	15	8	253	73	81,714	58	463	1	25	319

Net assets:
For contract liabilities	$4,131,832	$212,901	$2,898,997	$1,745,783	$27,013,994	$1,519,524	$2,365,269	$317,238	$1,119,292	$4,197,453

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,197,453
class 2	—	—	—	—	—	—	—	317,238	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	212,901	—	—	—	1,519,524	2,365,269	—	—	—
class I	4,131,832	—	—	—	—	—	—	—	1,119,292	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	2,898,997	1,745,783	23,266,129	—	—	—	—	—
class S2	—	—	—	—	3,747,865	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$4,131,832	$212,901	$2,898,997	$1,745,783	$27,013,994	$1,519,524	$2,365,269	$317,238	$1,119,292	$4,197,453

Shares:
class 1	—	—	—	—	—	—	—	—	—	249,107
class 2	—	—	—	—	—	—	—	4,687	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	15,877	—	—	—	51,025	224,622	—	—	—
class I	275,089	—	—	—	—	—	—	—	561,059	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	85,668	345,017	23,266,127	—	—	—	—	—
class S2	—	—	—	—	3,747,864	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	275,089	15,877	85,668	345,017	27,013,991	51,025	224,622	4,687	561,059	249,107

Cost	$3,463,820	$306,738	$2,316,441	$2,330,885	$27,013,991	$1,348,318	$2,527,049	$304,292	$956,890	$3,708,247

Deferred contracts in the accumulation period:
Units owned by participants #	1,240,311	27,080	1,981,265	1,133,408	2,794,045	765,094	168,282	19,105	244,523	2,087,695
Minimum unit fair value #*	$3.176960	$7.861829	$1.217535	$1.359495	$9.377318	$1.605792	$12.045234	$16.605327	$4.252445	$1.536046
Maximum unit fair value #*	$31.580438	$7.861829	$18.384588	$1.804394	$9.939793	$2.021853	$12.869933	$16.605327	$12.733306	$21.432834
Contract liability	$4,127,658	$212,901	$2,851,765	$1,734,012	$26,925,501	$1,463,578	$2,135,102	$317,238	$1,052,353	$4,152,669

Contracts in payout (annuitization) period:
Units owned by participants #	1,314	—	32,253	7,641	9,138	28,023	18,003	—	15,741	25,125
Minimum unit fair value #*	$3.176560	$—	$1.464434	$1.517007	$9.648242	$1.996422	$12.770054	$—	$4.252525	$1.771918
Maximum unit fair value #*	$3.176560	$—	$1.464434	$1.545604	$9.710915	$1.996422	$12.869933	$—	$4.252525	$1.816827
Contract liability	$4,174	$—	$47,232	$11,771	$88,493	$55,946	$230,167	$—	$66,939	$44,784

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(1) Formerly AllianceBernstein VPS International Value Portfolio. Change effective May 1, 2015.
(2) Formerly AllianceBernstein VPS Growth and Income Portfolio. Change effective May 1, 2015.
(3) Formerly AllianceBernstein VPS Intermediate Bond Portfolio. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio
	Sub-Account (4)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$2,148,050	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	3,228	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	1,307,110	6,997,550	10,500,423	1,267,416	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	456,037	121,311	469,795	609,665	10,393
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	2,151,278	1,307,110	6,997,550	10,500,423	1,267,416	456,037	121,311	469,795	609,665	10,393
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	92	—	16	21	1	—	3	—	—	—
Other assets	—	2	—	6	4	—	2	1	—	1
Total assets	2,151,370	1,307,112	6,997,566	10,500,450	1,267,421	456,037	121,316	469,796	609,665	10,394

Liabilities:
Due to Sponsor Company	92	16	23	36	20	—	3	—	—	8
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	6	1	4	—	1	—	—	—
Total liabilities	92	16	29	37	24	—	4	—	—	8

Net assets:
For contract liabilities	$2,151,278	$1,307,096	$6,997,537	$10,500,413	$1,267,397	$456,037	$121,312	$469,796	$609,665	$10,386

Contract Liabilities:
class 1	$2,148,050	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	3,228	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	1,307,096	6,997,537	10,500,413	1,267,397	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	456,037	121,312	469,796	609,665	10,386
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$2,151,278	$1,307,096	$6,997,537	$10,500,413	$1,267,397	$456,037	$121,312	$469,796	$609,665	$10,386

Shares:
class 1	92,191	—	—	—	—	—	—	—	—	—
class 2	143	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	82,938	106,427	309,564	66,426	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	36,837	9,613	38,539	47,854	968
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	92,334	82,938	106,427	309,564	66,426	36,837	9,613	38,539	47,854	968

Cost	$2,152,940	$1,290,457	$3,705,705	$6,028,400	$1,174,424	$431,032	$120,156	$413,822	$611,503	$10,546

Deferred contracts in the accumulation period:
Units owned by participants #	1,394,191	449,943	1,897,731	1,874,628	546,437	21,728	5,169	24,340	27,129	747
Minimum unit fair value #*	$1.232624	$2.853137	$3.604066	$5.408016	$2.224311	$20.988658	$23.468367	$19.301406	$22.473081	$13.894892
Maximum unit fair value #*	$26.374297	$17.407030	$21.757896	$24.612348	$16.630121	$20.988658	$23.468367	$19.301406	$22.473081	$13.894892
Contract liability	$2,145,136	$1,307,096	$6,992,798	$10,499,944	$1,267,397	$456,037	$121,312	$469,796	$609,665	$10,386

Contracts in payout (annuitization) period:
Units owned by participants #	3,383	—	1,315	87	—	—	—	—	—	—
Minimum unit fair value #*	$1.815513	$—	$3.603802	$5.390805	$—	$—	$—	$—	$—	$—
Maximum unit fair value #*	$1.815513	$—	$3.603802	$5.390805	$—	$—	$—	$—	$—	$—
Contract liability	$6,142	$—	$4,739	$469	$—	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(4) Formerly Wells Fargo Advantage VT Omega Growth Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Fidelity® VIP FundsManager 20% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Fidelity® VIP FundsManager 85% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	1,397,551	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	748,693,131	246,194,616	1,145,683,470	477,598,328	37,210,366	69,970,830
class IB	—	—	—	—	68,609,257	62,073,673	127,580,969	92,526,104	5,137,607	16,374,646
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	9,563	22,242	30,148	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	9,563	22,242	30,148	1,397,551	817,302,388	308,268,289	1,273,264,439	570,124,432	42,347,973	86,345,476
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	—	—	—	—	459,699	116,957	872,143	343,990	28,680	22,325
Other assets	—	—	1	1	3	2	34	1	—	—
Total assets	9,563	22,242	30,149	1,397,552	817,762,090	308,385,248	1,274,136,616	570,468,423	42,376,653	86,367,801

Liabilities:
Due to Sponsor Company	—	2	—	—	459,712	116,961	872,146	343,992	28,680	22,325
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	1	—	39	4	1	23	—	6
Total liabilities	—	2	1	—	459,751	116,965	872,147	344,015	28,680	22,331

Net assets:
For contract liabilities	$9,563	$22,240	$30,148	$1,397,552	$817,302,339	$308,268,283	$1,273,264,469	$570,124,408	$42,347,973	$86,345,470

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	1,397,552	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	748,693,088	246,194,615	1,145,683,507	477,598,308	37,210,368	69,970,827
class IB	—	—	—	—	68,609,251	62,073,668	127,580,962	92,526,100	5,137,605	16,374,643
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	9,563	22,240	30,148	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$9,563	$22,240	$30,148	$1,397,552	$817,302,339	$308,268,283	$1,273,264,469	$570,124,408	$42,347,973	$86,345,470

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	98,419	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	28,125,212	22,524,668	25,780,456	21,620,568	1,227,255	2,868,833
class IB	—	—	—	—	2,542,025	5,710,549	2,904,188	4,201,912	174,987	676,918
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	869	1,850	2,548	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	869	1,850	2,548	98,419	30,667,237	28,235,217	28,684,644	25,822,480	1,402,242	3,545,751

Cost	$9,303	$19,981	$31,629	$1,529,349	$555,837,579	$312,898,099	$1,100,172,191	$481,228,415	$23,687,133	$64,841,718

Deferred contracts in the accumulation period:
Units owned by participants #	707	1,053	1,277	97,210	170,470,716	105,719,672	144,815,616	141,804,383	7,404,196	34,519,570
Minimum unit fair value #*	$13.519602	$21.127095	$23.600876	$14.376681	$1.356393	$1.386394	$1.931630	$1.805888	$4.753061	$1.107578
Maximum unit fair value #*	$13.519602	$21.127095	$23.600876	$14.376681	$19.664815	$16.185084	$46.767179	$21.089240	$34.856800	$22.988429
Contract liability	$9,563	$22,240	$30,148	$1,397,552	$785,126,047	$299,956,058	$1,249,927,411	$557,841,450	$41,650,128	$85,522,939

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	5,254,100	3,016,795	2,096,822	2,779,515	121,675	380,094
Minimum unit fair value #*	$—	$—	$—	$—	$1.518245	$1.751967	$2.155327	$2.380944	$5.350010	$1.247044
Maximum unit fair value #*	$—	$—	$—	$—	$11.883696	$9.095007	$35.714871	$6.456377	$5.831419	$3.033841
Contract liability	$—	$—	$—	$—	$32,176,292	$8,312,225	$23,337,058	$12,282,958	$697,845	$822,531

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	66,199,012	104,503,024	47,360,357	163,723,179	13,775,012	146,192,336	80,520,259	60,456,143	69,229,725	45,228,733
class IB	17,618,372	24,354,803	12,955,634	26,608,958	2,711,373	3,402,253	18,286,472	13,287,086	10,911,243	12,434,677
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	83,817,384	128,857,827	60,315,991	190,332,137	16,486,385	149,594,589	98,806,731	73,743,229	80,140,968	57,663,410
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	20,964	27,997	15,489	74,152	705	56,917	38,404	65,054	20,301	23,280
Other assets	2	10	2	6	—	—	3	—	4	7
Total assets	83,838,350	128,885,834	60,331,482	190,406,295	16,487,090	149,651,506	98,845,138	73,808,283	80,161,273	57,686,697

Liabilities:
Due to Sponsor Company	20,964	27,997	15,489	74,178	705	56,917	38,404	65,076	20,301	23,280
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	13	—	1	—	18	—	—
Total liabilities	20,964	27,997	15,489	74,191	705	56,918	38,404	65,094	20,301	23,280

Net assets:
For contract liabilities	$83,817,386	$128,857,837	$60,315,993	$190,332,104	$16,486,385	$149,594,588	$98,806,734	$73,743,189	$80,140,972	$57,663,417

Contract Liabilities:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	66,199,016	104,503,032	47,360,360	163,723,147	13,775,012	146,192,335	80,520,262	60,456,097	69,229,728	45,228,737
class IB	17,618,370	24,354,805	12,955,633	26,608,957	2,711,373	3,402,253	18,286,472	13,287,092	10,911,244	12,434,680
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$83,817,386	$128,857,837	$60,315,993	$190,332,104	$16,486,385	$149,594,588	$98,806,734	$73,743,189	$80,140,972	$57,663,417

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	4,248,974	2,997,792	6,272,895	11,537,926	1,848,995	4,343,207	6,530,434	6,051,666	3,951,468	1,814,230
class IB	1,139,610	721,410	1,743,692	1,852,992	366,402	102,756	1,493,993	1,332,707	662,492	510,036
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	5,388,584	3,719,202	8,016,587	13,390,918	2,215,397	4,445,963	8,024,427	7,384,373	4,613,960	2,324,266

Cost	$76,348,517	$125,669,961	$72,339,659	$154,195,712	$19,354,233	$89,032,173	$92,800,087	$73,866,741	$76,996,347	$53,135,413

Deferred contracts in the accumulation period:
Units owned by participants #	34,782,389	39,861,727	27,049,047	79,544,362	1,061,180	19,952,291	35,650,156	47,211,481	24,641,792	20,542,799
Minimum unit fair value #*	$1.503641	$2.588585	$1.673742	$1.147890	$14.203900	$2.594857	$2.355320	$0.495120	$1.247626	$2.217994
Maximum unit fair value #*	$25.599899	$29.084931	$19.112759	$17.186883	$25.250605	$24.901925	$27.819215	$9.656389	$22.734042	$30.532323
Contract liability	$82,251,472	$127,184,648	$59,120,861	$186,176,001	$16,242,496	$146,534,470	$97,577,114	$71,797,705	$79,320,393	$57,007,878

Contracts in payout (annuitization) period:
Units owned by participants #	720,707	546,129	575,756	1,631,229	15,741	416,863	434,970	1,248,172	237,266	251,137
Minimum unit fair value #*	$1.692884	$2.897763	$1.884322	$1.269262	$15.439467	$2.869322	$2.645923	$0.549512	$1.379692	$2.482962
Maximum unit fair value #*	$2.488807	$3.188072	$2.134933	$3.392686	$15.680848	$8.018448	$18.751992	$3.290506	$4.169747	$2.664567
Contract liability	$1,565,914	$1,673,189	$1,195,132	$4,156,103	$243,889	$3,060,118	$1,229,620	$1,945,484	$820,579	$655,539

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Huntington VA Dividend Capture Fund	Huntington VA Situs Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund	UIF U.S. Real Estate Portfolio	Invesco V.I. Equity and Income Fund	UIF Mid Cap Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	30,341	53,548	—	—	—
class IA	458,296,285	82,966,209	65,375,794	—	—	—	—	—	—	—
class IB	36,690,792	17,586,730	13,599,854	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	468,398	—	337,913
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	262,591	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	7,046,106	3,369,023	—	—	—	—	—
Total investments	494,987,077	100,552,939	78,975,648	7,046,106	3,369,023	30,341	53,548	468,398	262,591	337,913
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	805,917	100,672	33,940	13,105	5,765	2	3	—	—	—
Other assets	21	1	—	2	1	—	—	2	—	1
Total assets	495,793,015	100,653,612	79,009,588	7,059,213	3,374,789	30,343	53,551	468,400	262,591	337,914

Liabilities:
Due to Sponsor Company	805,931	100,698	33,940	13,105	5,765	2	3	—	9	—
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	20	11	—	—	—	—	—	3	—
Total liabilities	805,932	100,718	33,951	13,105	5,765	2	3	—	12	—

Net assets:
For contract liabilities	$494,987,083	$100,552,894	$78,975,637	$7,046,108	$3,369,024	$30,341	$53,548	$468,400	$262,579	$337,914

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	30,341	53,548	—	—	—
class IA	458,296,287	82,966,163	65,375,782	—	—	—	—	—	—	—
class IB	36,690,796	17,586,731	13,599,855	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	468,400	—	337,914
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	262,579	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	7,046,108	3,369,024	—	—	—	—	—
Total contract liabilities	$494,987,083	$100,552,894	$78,975,637	$7,046,108	$3,369,024	$30,341	$53,548	$468,400	$262,579	$337,914

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	1,896	3,940	—	—	—
class IA	7,155,290	8,023,811	4,196,136	—	—	—	—	—	—	—
class IB	573,025	1,704,141	873,465	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	23,234	—	34,306
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	16,249	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	579,450	194,292	—	—	—	—	—
Total shares	7,728,315	9,727,952	5,069,601	579,450	194,292	1,896	3,940	23,234	16,249	34,306

Cost	$263,537,529	$105,316,690	$55,341,798	$6,889,737	$3,909,494	$27,788	$45,198	$434,103	$255,648	$390,111

Deferred contracts in the accumulation period:
Units owned by participants #	87,135,374	80,661,079	39,306,314	3,063,823	1,742,835	5,759	30,329	29,634	16,646	21,141
Minimum unit fair value #*	$1.248056	$1.048188	$1.701403	$1.913646	$1.780804	$1.467442	$1.580319	$15.806095	$15.774315	$15.983940
Maximum unit fair value #*	$34.442057	$11.786478	$20.083965	$20.809772	$22.596947	$17.084505	$1.790742	$15.806095	$15.774315	$15.983940
Contract liability	$479,379,256	$98,228,360	$77,463,582	$6,967,354	$3,357,886	$30,341	$53,548	$468,400	$262,579	$337,914

Contracts in payout (annuitization) period:
Units owned by participants #	1,784,093	1,735,484	743,945	37,459	5,630	—	—	—	—	—
Minimum unit fair value #*	$1.380116	$1.173399	$1.911236	$2.080084	$1.952432	$—	$—	$—	$—	$—
Maximum unit fair value #*	$31.329065	$10.867460	$2.116258	$2.151928	$2.009360	$—	$—	$—	$—	$—
Contract liability	$15,607,827	$2,324,534	$1,512,055	$78,754	$11,138	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Columbia Variable Portfolio — International Opportunities Fund	Columbia Variable Portfolio — Large Cap Growth Fund III	Columbia Variable Portfolio — Asset Allocation Fund	Variable Portfolio — Loomis Sayles Growth Fund II	Columbia Variable Portfolio — Large Cap Growth Fund II	Columbia Variable Portfolio — Dividend Opportunity Fund	Columbia Variable Portfolio — Income Opportunities Fund	Columbia Variable Portfolio — Mid Cap Growth Fund	Oppenheimer Global Fund/VA	Putnam VT Small Cap Value Fund
	Sub-Account (5)	Sub-Account (6)	Sub-Account	Sub-Account (7)	Sub-Account (8)	Sub-Account	Sub-Account	Sub-Account (9)	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$19,249,173	$2,280,516	$11,645,365	$2,889,549	$6,476,207	$4,513,464	$6,346,055	$—	$—
class 2	6,103,873	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	267,127
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	689,020	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	6,103,873	19,249,173	2,280,516	11,645,365	2,889,549	6,476,207	4,513,464	6,346,055	689,020	267,127
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	3,424	1,631	87	7,299	416	321	424	593	—	—
Other assets	4	—	—	—	1	—	1	1	2	1
Total assets	6,107,301	19,250,804	2,280,603	11,652,664	2,889,966	6,476,528	4,513,889	6,346,649	689,022	267,128

Liabilities:
Due to Sponsor Company	3,424	1,631	87	7,299	416	321	424	593	—	9
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	1	1	3	—	—	—	—	—	—
Total liabilities	3,424	1,632	88	7,302	416	321	424	593	—	9

Net assets:
For contract liabilities	$6,103,877	$19,249,172	$2,280,515	$11,645,362	$2,889,550	$6,476,207	$4,513,465	$6,346,056	$689,022	$267,119

Contract Liabilities:
class 1	$—	$19,249,172	$2,280,515	$11,645,362	$2,889,550	$6,476,207	$4,513,465	$6,346,056	$—	$—
class 2	6,103,877	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	267,119
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	689,022	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$6,103,877	$19,249,172	$2,280,515	$11,645,362	$2,889,550	$6,476,207	$4,513,465	$6,346,056	$689,022	$267,119

Shares:
class 1	—	1,207,602	163,244	461,568	197,104	332,796	559,289	309,564	—	—
class 2	347,799	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	19,094
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	18,330	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	347,799	1,207,602	163,244	461,568	197,104	332,796	559,289	309,564	18,330	19,094

Cost	$4,408,461	$17,487,417	$2,501,495	$7,581,935	$2,299,387	$4,890,910	$5,208,768	$4,909,210	$648,885	$312,805

Deferred contracts in the accumulation period:
Units owned by participants #	2,971,823	6,689,772	1,378,513	4,257,625	1,744,257	513,264	434,218	473,374	46,947	20,828
Minimum unit fair value #*	$1.553991	$1.863367	$1.486726	$1.667278	$1.485067	$12.033741	$9.934939	$12.938596	$14.676617	$12.825188
Maximum unit fair value #*	$16.289495	$23.212865	$1.690305	$21.906075	$20.509997	$12.756826	$10.257794	$13.396280	$14.676617	$12.825188
Contract liability	$6,053,930	$18,938,087	$2,272,899	$11,394,440	$2,876,963	$6,447,324	$4,408,777	$6,258,518	$689,022	$267,119

Contracts in payout (annuitization) period:
Units owned by participants #	23,542	108,056	4,528	91,238	7,480	2,274	10,222	6,553	—	—
Minimum unit fair value #*	$2.095431	$2.825753	$1.658987	$2.696674	$1.657098	$12.667815	$10.215098	$13.340524	$—	$—
Maximum unit fair value #*	$2.148426	$2.897275	$1.690305	$2.764897	$1.688280	$12.756826	$10.257794	$13.396280	$—	$—
Contract liability	$49,947	$311,085	$7,616	$250,922	$12,587	$28,883	$104,688	$87,538	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(5) Formerly Columbia Variable Portfolio — Marsico International Opportunities Fund. Change effective May 1, 2015.
(6) Formerly Columbia Variable Portfolio — Marsico Focused Equities Fund. Change effective November 20, 2015.
(7) Formerly Columbia Variable Portfolio — Marsico Growth Fund. Change effective November 20, 2015.
(8) Formerly Columbia Variable Portfolio — Marsico 21st Century Fund. Change effective November 20, 2015.
(9) Formerly Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	Royce Small-Cap Portfolio	Legg Mason ClearBridge Appreciation Fund	Victory Variable Insurance Diversified Stock Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	242,146	376,177
class ADM	776,197	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	9,596,668	191,648	95,973	624,304	390,205	46,044	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	538,526	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	776,197	9,596,668	191,648	95,973	624,304	390,205	46,044	538,526	242,146	376,177
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	—	9,824	—	4	24	18	2	2	7	11
Other assets	—	—	—	1	—	—	—	—	—	1
Total assets	776,197	9,606,492	191,648	95,978	624,328	390,223	46,046	538,528	242,153	376,189

Liabilities:
Due to Sponsor Company	—	9,824	7	4	24	18	2	2	7	17
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	22	—	—	—	—	—	1	—	—	1
Total liabilities	22	9,824	7	4	24	18	3	2	7	18

Net assets:
For contract liabilities	$776,175	$9,596,668	$191,641	$95,974	$624,304	$390,205	$46,043	$538,526	$242,146	$376,171

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	242,146	376,171
class ADM	776,175	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	9,596,668	191,641	95,974	624,304	390,205	46,043	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	538,526	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$776,175	$9,596,668	$191,641	$95,974	$624,304	$390,205	$46,043	$538,526	$242,146	$376,171

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	12,193	29,504
class ADM	65,063	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	484,925	10,249	4,219	14,128	16,131	7,661	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	63,882	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	65,063	484,925	10,249	4,219	14,128	16,131	7,661	63,882	12,193	29,504

Cost	$849,857	$10,325,054	$206,103	$50,546	$342,175	$315,114	$40,692	$654,360	$104,661	$328,992

Deferred contracts in the accumulation period:
Units owned by participants #	58,126	6,059,481	13,072	45,395	488,946	162,652	41,194	37,555	9,562	23,417
Minimum unit fair value #*	$13.353479	$1.440746	$14.660195	$2.084739	$1.205244	$1.572872	$1.061506	$14.339485	$25.324321	$14.564523
Maximum unit fair value #*	$13.353479	$1.621117	$14.660195	$2.216834	$1.708555	$20.175000	$1.137329	$14.339485	$25.324321	$16.422075
Contract liability	$776,175	$9,459,152	$191,641	$95,974	$624,304	$390,205	$46,043	$538,526	$242,146	$376,171

Contracts in payout (annuitization) period:
Units owned by participants #	—	87,333	—	—	—	—	—	—	—	—
Minimum unit fair value #*	$—	$1.571962	$—	$—	$—	$—	$—	$—	$—	$—
Maximum unit fair value #*	$—	$1.604568	$—	$—	$—	$—	$—	$—	$—	$—
Contract liability	$—	$137,516	$—	$—	$—	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2015

	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT Total Return Bond Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund
	Sub-Account	Sub-Account	Sub-Account (10)	Sub-Account (11)	Sub-Account (12)	Sub-Account (13)	Sub-Account (14)	Sub-Account (15)	Sub-Account (16)	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$5,311,130	$2,557,419	$3,270,459	$3,996,961	$—
class 2	—	—	14,183	11,702	2,339	—	1,702	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	142,744,989
class IB	—	—	—	—	—	—	—	—	—	9,396,284
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	1,610,155	—	—	—	—	—	—	—	—
class S2	162,113	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	162,113	1,610,155	14,183	11,702	2,339	5,311,130	2,559,121	3,270,459	3,996,961	152,141,273
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	—	77	1	1	—	215	3,238	2,254	432	19,102
Other assets	—	—	—	—	—	2	—	—	1	8
Total assets	162,113	1,610,232	14,184	11,703	2,339	5,311,347	2,562,359	3,272,713	3,997,394	152,160,383

Liabilities:
Due to Sponsor Company	6	77	1	1	—	215	3,238	2,254	432	19,119
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	1	—	—	1	—	1	—	—	—
Total liabilities	7	78	1	1	1	215	3,239	2,254	432	19,119

Net assets:
For contract liabilities	$162,106	$1,610,154	$14,183	$11,702	$2,338	$5,311,132	$2,559,120	$3,270,459	$3,996,962	$152,141,264

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$5,311,132	$2,557,418	$3,270,459	$3,996,962	$—
class 2	—	—	14,183	11,702	2,338	—	1,702	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	142,744,980
class IB	—	—	—	—	—	—	—	—	—	9,396,284
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	1,610,154	—	—	—	—	—	—	—	—
class S2	162,106	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$162,106	$1,610,154	$14,183	$11,702	$2,338	$5,311,132	$2,559,120	$3,270,459	$3,996,962	$152,141,264

Shares:
class 1	—	—	—	—	—	1,101,894	293,956	329,020	159,879	—
class 2	—	—	768	1,126	134	—	199	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	3,488,391
class IB	—	—	—	—	—	—	—	—	—	231,607
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	28,101	—	—	—	—	—	—	—	—
class S2	9,258	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	9,258	28,101	768	1,126	134	1,101,894	294,155	329,020	159,879	3,719,998

Cost	$144,316	$1,284,535	$10,003	$11,439	$2,038	$5,470,534	$2,276,513	$2,736,078	$3,405,423	$140,266,385

Deferred contracts in the accumulation period:
Units owned by participants #	10,726	107,763	7,616	7,708	1,350	3,598,946	143,248	253,113	241,238	27,782,934
Minimum unit fair value #*	$15.114185	$14.554192	$1.862327	$1.507008	$1.732675	$1.016487	$2.271969	$12.288846	$15.415377	$1.282580
Maximum unit fair value #*	$15.114185	$15.181179	$1.862327	$1.557915	$1.732675	$14.272302	$18.012433	$13.227651	$16.345729	$22.386920
Contract liability	$162,106	$1,605,769	$14,183	$11,702	$2,338	$5,235,313	$2,530,216	$3,252,916	$3,907,723	$146,581,042

Contracts in payout (annuitization) period:
Units owned by participants #	—	289	—	—	—	40,082	1,608	1,329	5,483	791,796
Minimum unit fair value #*	$—	$15.181179	$—	$—	$—	$1.883511	$17.914531	$13.155723	$16.274948	$1.444030
Maximum unit fair value #*	$—	$15.181179	$—	$—	$—	$1.907551	$18.012433	$13.227651	$16.274948	$10.948985
Contract liability	$—	$4,385	$—	$—	$—	$75,819	$28,904	$17,543	$89,239	$5,560,222

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(10) Formerly Wells Fargo Advantage VT Index Asset Allocation Fund. Change effective December 15, 2015.
(11) Formerly Wells Fargo Advantage VT Total Return Bond Fund. Change effective December 15, 2015.
(12) Formerly Wells Fargo Advantage VT Intrinsic Value Fund. Change effective December 15, 2015.
(13) Formerly Wells Fargo Advantage VT International Equity Fund. Change effective December 15, 2015.
(14) Formerly Wells Fargo Advantage VT Small Cap Growth Fund. Change effective December 15, 2015.
(15) Formerly Wells Fargo Advantage VT Small Cap Value Fund. Change effective December 15, 2015.
(16) Formerly Wells Fargo Advantage VT Opportunity Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Operations
For the Periods Ended December 31, 2015

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. High Yield Fund	Invesco V.I. Money Market Fund	AB VPS Growth and Income Portfolio	AB VPS Intermediate Bond Portfolio	American Funds Growth Fund	Sterling Capital Equity Income VIF	Sterling Capital Special Opportunities VIF
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account	Sub-Account (4)	Sub-Account (5)

Investment income:
Dividends	$—	$4,971	$34,976	$100,949	$3,589	$19,849	$84,766	$1,878	$15,353	$90,604

Expenses:
Administrative charges	—	—	—	(772)	—	—	—	—	—	—
Mortality and expense risk charges	(52,775)	(2,897)	(43,210)	(27,152)	(460,401)	(22,907)	(34,347)	(3,667)	(49,162)	(28,268)
Total expenses	(52,775)	(2,897)	(43,210)	(27,924)	(460,401)	(22,907)	(34,347)	(3,667)	(49,162)	(28,268)
Net investment income (loss)	(52,775)	2,074	(8,234)	73,025	(456,812)	(3,058)	50,419	(1,789)	(33,809)	62,336

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	81,288	(11,647)	138,217	(77,736)	—	10,367	(8,722)	3,420	(434,745)	1,048,134
Net realized gain distributions	286,097	—	319,861	—	—	—	75,417	58,262	—	889,858
Change in unrealized appreciation (depreciation) during the period	(286,834)	14,121	(668,872)	(78,792)	—	(8,639)	(150,487)	(43,966)	717,397	(1,803,544)
Net gain (loss) on investments	80,551	2,474	(210,794)	(156,528)	—	1,728	(83,792)	17,716	282,652	134,448
Net increase (decrease) in net assets resulting from operations	$27,776	$4,548	$(219,028)	$(83,503)	$(456,812)	$(1,330)	$(33,373)	$15,927	$248,843	$196,784

(1) Formerly AllianceBernstein VPS International Value Portfolio. Change effective May 1, 2015.
(2) Formerly AllianceBernstein VPS Growth and Income Portfolio. Change effective May 1, 2015.
(3) Formerly AllianceBernstein VPS Intermediate Bond Portfolio. Change effective May 1, 2015.
(4) Liquidated as of April 24, 2015.
(5) Liquidated as of April 24, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Sterling Capital Total Return Bond VIF	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio — Small Company Growth Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio
	Sub-Account (6)	Sub-Account	Sub-Account	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$53,144	$1,356	$—	$—	$21,776	$18,223	$113,722	$17,899	$7,513	$1,839

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(10,543)	(15,496)	(67,250)	(40,445)	(17,182)	(83,800)	(138,250)	(16,785)	(5,966)	(1,303)
Total expenses	(10,543)	(15,496)	(67,250)	(40,445)	(17,182)	(83,800)	(138,250)	(16,785)	(5,966)	(1,303)
Net investment income (loss)	42,601	(14,140)	(67,250)	(40,445)	4,594	(65,577)	(24,528)	1,114	1,547	536

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(119,697)	54,975	203,495	27,926	23,608	265,740	645,553	20,551	2,425	174
Net realized gain distributions	—	4,877	211,698	454,999	107,096	214,490	1,023,739	1,321	2,033	616
Change in unrealized appreciation (depreciation) during the period	87,870	(84,379)	(285,811)	(435,693)	(141,111)	(6,250)	(1,688,088)	12,931	(13,622)	(4,506)
Net gain (loss) on investments	(31,827)	(24,527)	129,382	47,232	(10,407)	473,980	(18,796)	34,803	(9,164)	(3,716)
Net increase (decrease) in net assets resulting from operations	$10,774	$(38,667)	$62,132	$6,787	$(5,813)	$408,403	$(43,324)	$35,917	$(7,617)	$(3,180)

(6) Liquidated as of April 24, 2015.
(7) Formerly Wells Fargo Advantage VT Omega Growth Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio	Fidelity® VIP FundsManager 20% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Fidelity® VIP FundsManager 85% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$7,728	$10,083	$164	$101	$185	$402	$76,904	$15,742,575	$10,003,322	$11,524,187

Expenses:
Administrative charges	—	—	—	—	—	—	—	(11,901)	(16,260)	(27,947)
Mortality and expense risk charges	(6,949)	(7,810)	(116)	(121)	(270)	(391)	(20,394)	(11,907,760)	(4,983,022)	(18,782,869)
Total expenses	(6,949)	(7,810)	(116)	(121)	(270)	(391)	(20,394)	(11,919,661)	(4,999,282)	(18,810,816)
Net investment income (loss)	779	2,273	48	(20)	(85)	11	56,510	3,822,914	5,004,040	(7,286,629)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	17,757	1,164	2	7	39	(138)	(4,831)	47,419,221	1,377,705	60,298,126
Net realized gain distributions	2,674	3,368	14	301	480	1,468	—	—	7,977,758	258,937,864
Change in unrealized appreciation (depreciation) during the period	(29,470)	(18,110)	(261)	(425)	(739)	(1,207)	(187,053)	(60,680,971)	(21,122,345)	(312,523,561)
Net gain (loss) on investments	(9,039)	(13,578)	(245)	(117)	(220)	123	(191,884)	(13,261,750)	(11,766,882)	6,712,429
Net increase (decrease) in net assets resulting from operations	$(8,260)	$(11,305)	$(197)	$(137)	$(305)	$134	$(135,374)	$(9,438,836)	$(6,762,842)	$(574,200)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$10,598,562	$—	$423,689	$619,751	$134,573	$4,491,268	$2,934,824	$228,090	$131,449	$573,657

Expenses:
Administrative charges	(22,793)	—	—	—	—	—	(6,455)	—	—	—
Mortality and expense risk charges	(9,017,882)	(640,548)	(1,346,324)	(1,350,207)	(1,979,986)	(1,095,284)	(2,997,137)	(294,151)	(2,097,990)	(1,671,447)
Total expenses	(9,040,675)	(640,548)	(1,346,324)	(1,350,207)	(1,979,986)	(1,095,284)	(3,003,592)	(294,151)	(2,097,990)	(1,671,447)
Net investment income (loss)	1,557,887	(640,548)	(922,635)	(730,456)	(1,845,413)	3,395,984	(68,768)	(66,061)	(1,966,541)	(1,097,790)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	30,954,391	3,865,787	5,098,573	6,960,269	3,881,787	(1,874,498)	9,390,875	(108,116)	11,872,718	4,003,285
Net realized gain distributions	85,674,088	4,945,379	4,015,301	26,291,683	26,228,956	—	—	3,123,732	18,514,708	15,317,242
Change in unrealized appreciation (depreciation) during the period	(134,196,341)	(3,204,807)	(2,486,331)	(27,970,349)	(15,844,574)	(5,218,444)	(7,298,219)	(4,045,413)	(27,138,123)	(20,698,819)
Net gain (loss) on investments	(17,567,862)	5,606,359	6,627,543	5,281,603	14,266,169	(7,092,942)	2,092,656	(1,029,797)	3,249,303	(1,378,292)
Net increase (decrease) in net assets resulting from operations	$(16,009,975)	$4,965,811	$5,704,908	$4,551,147	$12,420,756	$(3,696,958)	$2,023,888	$(1,095,858)	$1,282,762	$(2,476,082)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Huntington VA Dividend Capture Fund	Huntington VA International Equity Fund	Huntington VA Situs Fund	BlackRock Global Opportunities V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (8)	Sub-Account	Sub-Account

Investment income:
Dividends	$202,722	$—	$38,835	$8,919,625	$1,890,620	$1,270,725	$332,311	$10,961	$21,938	$309

Expenses:
Administrative charges	(3,010)	(1,739)	—	(7,057)	—	—	—	—	—	—
Mortality and expense risk charges	(1,123,871)	(1,282,000)	(1,020,075)	(6,769,429)	(1,607,424)	(1,305,319)	(131,087)	(1,285)	(67,622)	(666)
Total expenses	(1,126,881)	(1,283,739)	(1,020,075)	(6,776,486)	(1,607,424)	(1,305,319)	(131,087)	(1,285)	(67,622)	(666)
Net investment income (loss)	(924,159)	(1,283,739)	(981,240)	2,143,139	283,196	(34,594)	201,224	9,676	(45,684)	(357)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	19,693	4,091,543	4,441,186	34,760,514	(1,089,933)	6,163,442	195,041	(81,767)	37,548	489
Net realized gain distributions	7,612	17,165,534	6,629,761	—	—	2,770,863	—	123,614	551,089	429
Change in unrealized appreciation (depreciation) during the period	(140,605)	(28,346,641)	(10,931,180)	(29,838,552)	948,477	(12,778,226)	(773,017)	(39,249)	(878,990)	(878)
Net gain (loss) on investments	(113,300)	(7,089,564)	139,767	4,921,962	(141,456)	(3,843,921)	(577,976)	2,598	(290,353)	40
Net increase (decrease) in net assets resulting from operations	$(1,037,459)	$(8,373,303)	$(841,473)	$7,065,101	$141,740	$(3,878,515)	$(376,752)	$12,274	$(336,037)	$(317)

(8) Liquidated as of March 6, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	BlackRock Large Cap Growth V.I. Fund	UIF U.S. Real Estate Portfolio	Invesco V.I. Equity and Income Fund	UIF Mid Cap Growth Portfolio	Columbia Variable Portfolio — International Opportunities Fund	Columbia Variable Portfolio — Large Cap Growth Fund III	Columbia Variable Portfolio — Asset Allocation Fund	Variable Portfolio — Loomis Sayles Growth Fund II	Columbia Variable Portfolio — Large Cap Growth Fund II	Columbia Variable Portfolio — Dividend Opportunity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (9)	Sub-Account (10)	Sub-Account	Sub-Account (11)	Sub-Account (12)	Sub-Account

Investment income:
Dividends	$325	$6,328	$8,836	$—	$19,110	$32,591	$49,850	$13,248	$—	$—

Expenses:
Administrative charges	—	—	—	—	(3,596)	(5,136)	—	(3,037)	(1,179)	—
Mortality and expense risk charges	(930)	(6,721)	(4,890)	(5,185)	(103,002)	(278,600)	(34,896)	(176,795)	(45,167)	(114,584)
Total expenses	(930)	(6,721)	(4,890)	(5,185)	(106,598)	(283,736)	(34,896)	(179,832)	(46,346)	(114,584)
Net investment income (loss)	(605)	(393)	3,946	(5,185)	(87,488)	(251,145)	14,954	(166,584)	(46,346)	(114,584)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	199	12,135	25,586	3,820	416,852	560,431	5,595	1,168,608	176,103	333,262
Net realized gain distributions	2,968	—	34,140	69,884	—	3,114,123	252,276	1,519,956	575,300	—
Change in unrealized appreciation (depreciation) during the period	(2,053)	(17,402)	(76,858)	(96,516)	(393,554)	(3,163,567)	(273,159)	(2,404,271)	(692,704)	(527,340)
Net gain (loss) on investments	1,114	(5,267)	(17,132)	(22,812)	23,298	510,987	(15,288)	284,293	58,699	(194,078)
Net increase (decrease) in net assets resulting from operations	$509	$(5,660)	$(13,186)	$(27,997)	$(64,190)	$259,842	$(334)	$117,709	$12,353	$(308,662)

(9) Formerly Columbia Variable Portfolio — Marsico International Opportunities Fund. Change effective May 1, 2015.
(10) Formerly Columbia Variable Portfolio — Marsico Focused Equities Fund. Change effective November 20, 2015.
(11) Formerly Columbia Variable Portfolio — Marsico Growth Fund. Change effective November 20, 2015.
(12) Formerly Columbia Variable Portfolio — Marsico 21st Century Fund. Change effective November 20, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Columbia Variable Portfolio — Income Opportunities Fund	Columbia Variable Portfolio — Mid Cap Growth Fund	Oppenheimer Global Fund/VA	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio
	Sub-Account	Sub-Account (13)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$476,790	$—	$8,135	$2,744	$33,394	$86,253	$1,215	$—	$—	$—

Expenses:
Administrative charges	(981)	(1,349)	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(81,705)	(106,603)	(9,730)	(3,850)	(10,421)	(162,096)	(2,791)	(1,699)	(8,791)	(7,255)
Total expenses	(82,686)	(107,952)	(9,730)	(3,850)	(10,421)	(162,096)	(2,791)	(1,699)	(8,791)	(7,255)
Net investment income (loss)	394,104	(107,952)	(1,595)	(1,106)	22,973	(75,843)	(1,576)	(1,699)	(8,791)	(7,255)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(79,879)	392,065	25,513	(8,510)	(5,561)	233,627	3,914	10,511	36,014	1,836
Net realized gain distributions	45,691	—	50,114	36,487	—	2,781,953	25,204	—	—	—
Change in unrealized appreciation (depreciation) during the period	(473,207)	(31,757)	(51,338)	(43,284)	(48,753)	(3,119,772)	(44,382)	(4,604)	28,050	(38,960)
Net gain (loss) on investments	(507,395)	360,308	24,289	(15,307)	(54,314)	(104,192)	(15,264)	5,907	64,064	(37,124)
Net increase (decrease) in net assets resulting from operations	$(113,291)	$252,356	$22,694	$(16,413)	$(31,341)	$(180,035)	$(16,840)	$4,208	$55,273	$(44,379)

(13) Formerly Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Prudential SP International Growth Portfolio	Royce Small-Cap Portfolio	Legg Mason ClearBridge Appreciation Fund	Victory Variable Insurance Diversified Stock Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT Total Return Bond Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (14)	Sub-Account (15)	Sub-Account (16)	Sub-Account (17)

Investment income:
Dividends	$—	$4,421	$2,364	$2,483	$3,310	$—	$142	$148	$21	$225,331

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(867)	(7,589)	(2,421)	(5,768)	(2,455)	(17,427)	(264)	(212)	(40)	(84,945)
Total expenses	(867)	(7,589)	(2,421)	(5,768)	(2,455)	(17,427)	(264)	(212)	(40)	(84,945)
Net investment income (loss)	(867)	(3,168)	(57)	(3,285)	855	(17,427)	(122)	(64)	(19)	140,386

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(2,385)	11,180	1,489	47,728	16,175	83,573	81	12	28	96,686
Net realized gain distributions	—	127,211	8,719	48,218	547	5,679	—	—	342	—
Change in unrealized appreciation (depreciation) during the period	4,117	(217,020)	(9,130)	(112,260)	(29,823)	(41,470)	(33)	(145)	(394)	(72,134)
Net gain (loss) on investments	1,732	(78,629)	1,078	(16,314)	(13,101)	47,782	48	(133)	(24)	24,552
Net increase (decrease) in net assets resulting from operations	$865	$(81,797)	$1,021	$(19,599)	$(12,246)	$30,355	$(74)	$(197)	$(43)	$164,938

(14) Formerly Wells Fargo Advantage VT Index Asset Allocation Fund. Change effective December 15, 2015.
(15) Formerly Wells Fargo Advantage VT Total Return Bond Fund. Change effective December 15, 2015.
(16) Formerly Wells Fargo Advantage VT Intrinsic Value Fund. Change effective December 15, 2015.
(17) Formerly Wells Fargo Advantage VT International Equity Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2015

	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund
	Sub-Account (18)	Sub-Account (19)	Sub-Account (20)	Sub-Account

Investment income:
Dividends	$—	$22,053	$15,745	$564,155

Expenses:
Administrative charges	—	—	—	—
Mortality and expense risk charges	(43,606)	(65,044)	(57,437)	(2,100,479)
Total expenses	(43,606)	(65,044)	(57,437)	(2,100,479)
Net investment income (loss)	(43,606)	(42,991)	(41,692)	(1,536,324)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	173,231	269,931	538,806	2,694,379
Net realized gain distributions	379,482	—	404,230	1,886,402
Change in unrealized appreciation (depreciation) during the period	(602,740)	(716,364)	(1,007,985)	(3,423,495)
Net gain (loss) on investments	(50,027)	(446,433)	(64,949)	1,157,286
Net increase (decrease) in net assets resulting from operations	$(93,633)	$(489,424)	$(106,641)	$(379,038)

(18) Formerly Wells Fargo Advantage VT Small Cap Growth Fund. Change effective December 15, 2015.
(19) Formerly Wells Fargo Advantage VT Small Cap Value Fund. Change effective December 15, 2015.
(20) Formerly Wells Fargo Advantage VT Opportunity Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2015

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. High Yield Fund	Invesco V.I. Money Market Fund	AB VPS Growth and Income Portfolio	AB VPS Intermediate Bond Portfolio	American Funds Growth Fund	Sterling Capital Equity Income VIF	Sterling Capital Special Opportunities VIF
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account	Sub-Account (4)	Sub-Account (5)

Operations:
Net investment income (loss)	$(52,775)	$2,074	$(8,234)	$73,025	$(456,812)	$(3,058)	$50,419	$(1,789)	$(33,809)	$62,336
Net realized gain (loss) on security transactions	81,288	(11,647)	138,217	(77,736)	—	10,367	(8,722)	3,420	(434,745)	1,048,134
Net realized gain distributions	286,097	—	319,861	—	—	—	75,417	58,262	—	889,858
Change in unrealized appreciation (depreciation) during the period	(286,834)	14,121	(668,872)	(78,792)	—	(8,639)	(150,487)	(43,966)	717,397	(1,803,544)
Net increase (decrease) in net assets resulting from operations	27,776	4,548	(219,028)	(83,503)	(456,812)	(1,330)	(33,373)	15,927	248,843	196,784

Unit transactions:
Purchases	34,365	1,401	3,870	935	256,045	25,152	2,882	1,220	42,103	40,929
Net transfers	71,926	(16,301)	15,877	39,400	28,179,475	(49,913)	(5,791)	36,171	(10,955,087)	(5,943,007)
Surrenders for benefit payments and fees	(218,781)	(14,432)	(265,045)	(139,585)	(18,780,778)	(238,085)	(369,627)	(13,872)	(543,363)	(1,917,779)
Other transactions	—	(1)	(1)	—	22	(2)	(2)	(1)	(1)	(1)
Death benefits	—	—	(43,841)	(1,539)	(1,240,925)	(54,420)	(49,333)	—	(79,409)	(64,625)
Net loan	—	—	—	—	—	—	—	—	—	—
Net annuity transactions	(823)	—	(16,524)	(1,962)	78,379	13,307	(32,300)	—	(95,460)	(22,083)
Net increase (decrease) in net assets resulting from unit transactions	(113,313)	(29,333)	(305,664)	(102,751)	8,492,218	(303,961)	(454,171)	23,518	(11,631,217)	(7,906,566)
Net increase (decrease) in net assets	(85,537)	(24,785)	(524,692)	(186,254)	8,035,406	(305,291)	(487,544)	39,445	(11,382,374)	(7,709,782)

Net assets:
Beginning of period	4,217,369	237,686	3,423,689	1,932,037	18,978,588	1,824,815	2,852,813	277,793	11,382,374	7,709,782
End of period	$4,131,832	$212,901	$2,898,997	$1,745,783	$27,013,994	$1,519,524	$2,365,269	$317,238	$—	$—

(1) Formerly AllianceBernstein VPS International Value Portfolio. Change effective May 1, 2015.
(2) Formerly AllianceBernstein VPS Growth and Income Portfolio. Change effective May 1, 2015.
(3) Formerly AllianceBernstein VPS Intermediate Bond Portfolio. Change effective May 1, 2015.
(4) Liquidated as of April 24, 2015.
(5) Liquidated as of April 24, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Sterling Capital Total Return Bond VIF	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio — Small Company Growth Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio
	Sub-Account (6)	Sub-Account	Sub-Account	Sub-Account (7)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$42,601	$(14,140)	$(67,250)	$(40,445)	$4,594	$(65,577)	$(24,528)	$1,114	$1,547	$536
Net realized gain (loss) on security transactions	(119,697)	54,975	203,495	27,926	23,608	265,740	645,553	20,551	2,425	174
Net realized gain distributions	—	4,877	211,698	454,999	107,096	214,490	1,023,739	1,321	2,033	616
Change in unrealized appreciation (depreciation) during the period	87,870	(84,379)	(285,811)	(435,693)	(141,111)	(6,250)	(1,688,088)	12,931	(13,622)	(4,506)
Net increase (decrease) in net assets resulting from operations	10,774	(38,667)	62,132	6,787	(5,813)	408,403	(43,324)	35,917	(7,617)	(3,180)

Unit transactions:
Purchases	—	4,334	21,954	320,816	5,288	40,683	58,953	12,867	—	16,418
Net transfers	(2,043,582)	(113,520)	614,110	(282,171)	(27,751)	35,745	(169,265)	(31,377)	(3,543)	27,017
Surrenders for benefit payments and fees	(67,012)	(159,735)	(493,869)	(273,052)	(244,413)	(371,958)	(1,044,001)	(166,399)	(13,891)	(85)
Other transactions	392	(2)	50	(44)	—	(21)	(14)	(1)	—	—
Death benefits	—	—	(64,782)	(484,770)	—	—	—	—	—	—
Net loan	—	—	—	—	—	—	(8)	—	—	—
Net annuity transactions	(39,867)	(9,695)	25,776	(3,666)	—	(604)	(58)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(2,150,069)	(278,618)	103,239	(722,887)	(266,876)	(296,155)	(1,154,393)	(184,910)	(17,434)	43,350
Net increase (decrease) in net assets	(2,139,295)	(317,285)	165,371	(716,100)	(272,689)	112,248	(1,197,717)	(148,993)	(25,051)	40,170

Net assets:
Beginning of period	2,139,295	1,436,577	4,032,082	2,867,378	1,579,785	6,885,289	11,698,130	1,416,390	481,088	81,142
End of period	$—	$1,119,292	$4,197,453	$2,151,278	$1,307,096	$6,997,537	$10,500,413	$1,267,397	$456,037	$121,312

(6) Liquidated as of April 24, 2015.
(7) Formerly Wells Fargo Advantage VT Omega Growth Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio	Fidelity® VIP FundsManager 20% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Fidelity® VIP FundsManager 85% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$779	$2,273	$48	$(20)	$(85)	$11	$56,510	$3,822,914	$5,004,040	$(7,286,629)
Net realized gain (loss) on security transactions	17,757	1,164	2	7	39	(138)	(4,831)	47,419,221	1,377,705	60,298,126
Net realized gain distributions	2,674	3,368	14	301	480	1,468	—	—	7,977,758	258,937,864
Change in unrealized appreciation (depreciation) during the period	(29,470)	(18,110)	(261)	(425)	(739)	(1,207)	(187,053)	(60,680,971)	(21,122,345)	(312,523,561)
Net increase (decrease) in net assets resulting from operations	(8,260)	(11,305)	(197)	(137)	(305)	134	(135,374)	(9,438,836)	(6,762,842)	(574,200)

Unit transactions:
Purchases	2,600	32,453	2,600	—	501	2,061	874	4,819,124	1,235,402	4,343,696
Net transfers	(687)	4,106	—	—	2,168	(1,196)	(76,733)	(5,235,293)	(1,519,642)	(19,185,066)
Surrenders for benefit payments and fees	(111,086)	(25,478)	(18)	(5)	(16)	(4)	(220,967)	(104,291,300)	(45,935,651)	(154,897,077)
Other transactions	—	—	—	—	—	(1)	2	11,810	5,045	14,233
Death benefits	—	—	—	—	—	—	—	(22,829,130)	(8,554,593)	(22,652,598)
Net loan	—	—	—	—	—	—	—	—	—	(19)
Net annuity transactions	—	—	—	—	—	—	—	(2,035,298)	(479,700)	(871,307)
Net increase (decrease) in net assets resulting from unit transactions	(109,173)	11,081	2,582	(5)	2,653	860	(296,824)	(129,560,087)	(55,249,139)	(193,248,138)
Net increase (decrease) in net assets	(117,433)	(224)	2,385	(142)	2,348	994	(432,198)	(138,998,923)	(62,011,981)	(193,822,338)

Net assets:
Beginning of period	587,229	609,889	8,001	9,705	19,892	29,154	1,829,750	956,301,262	370,280,264	1,467,086,807
End of period	$469,796	$609,665	$10,386	$9,563	$22,240	$30,148	$1,397,552	$817,302,339	$308,268,283	$1,273,264,469

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,557,887	$(640,548)	$(922,635)	$(730,456)	$(1,845,413)	$3,395,984	$(68,768)	$(66,061)	$(1,966,541)	$(1,097,790)
Net realized gain (loss) on security transactions	30,954,391	3,865,787	5,098,573	6,960,269	3,881,787	(1,874,498)	9,390,875	(108,116)	11,872,718	4,003,285
Net realized gain distributions	85,674,088	4,945,379	4,015,301	26,291,683	26,228,956	—	—	3,123,732	18,514,708	15,317,242
Change in unrealized appreciation (depreciation) during the period	(134,196,341)	(3,204,807)	(2,486,331)	(27,970,349)	(15,844,574)	(5,218,444)	(7,298,219)	(4,045,413)	(27,138,123)	(20,698,819)
Net increase (decrease) in net assets resulting from operations	(16,009,975)	4,965,811	5,704,908	4,551,147	12,420,756	(3,696,958)	2,023,888	(1,095,858)	1,282,762	(2,476,082)

Unit transactions:
Purchases	2,643,822	38,062	526,467	660,048	1,026,615	412,505	892,711	121,246	476,299	479,828
Net transfers	(6,375,959)	(781,496)	1,120,060	240,762	7,834,889	(2,883,276)	183,560	(141,248)	(4,386,984)	(2,013,751)
Surrenders for benefit payments and fees	(79,290,699)	(4,951,387)	(10,452,036)	(11,816,070)	(18,071,752)	(10,027,415)	(25,593,904)	(2,970,223)	(15,116,154)	(12,711,369)
Other transactions	2,025	5	3,177	378	736	3,831	1,810	(16)	(8,262)	844
Death benefits	(13,430,346)	(739,884)	(1,795,926)	(2,346,745)	(2,254,669)	(1,671,559)	(4,445,885)	(286,746)	(2,270,521)	(1,275,187)
Net loan	(16)	—	—	—	—	—	(13)	—	—	—
Net annuity transactions	(634,945)	(115,289)	(176,021)	(65,437)	394,360	(9,687)	332,726	(32,779)	(326,407)	(92,909)
Net increase (decrease) in net assets resulting from unit transactions	(97,086,118)	(6,549,989)	(10,774,279)	(13,327,064)	(11,069,821)	(14,175,601)	(28,628,995)	(3,309,766)	(21,632,029)	(15,612,544)
Net increase (decrease) in net assets	(113,096,093)	(1,584,178)	(5,069,371)	(8,775,917)	1,350,935	(17,872,559)	(26,605,107)	(4,405,624)	(20,349,267)	(18,088,626)

Net assets:
Beginning of period	683,220,501	43,932,151	91,414,841	92,593,303	127,506,902	78,188,552	216,937,211	20,892,009	169,943,855	116,895,360
End of period	$570,124,408	$42,347,973	$86,345,470	$83,817,386	$128,857,837	$60,315,993	$190,332,104	$16,486,385	$149,594,588	$98,806,734

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Huntington VA Dividend Capture Fund	Huntington VA International Equity Fund	Huntington VA Situs Fund	BlackRock Global Opportunities V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (8)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(924,159)	$(1,283,739)	$(981,240)	$2,143,139	$283,196	$(34,594)	$201,224	$9,676	$(45,684)	$(357)
Net realized gain (loss) on security transactions	19,693	4,091,543	4,441,186	34,760,514	(1,089,933)	6,163,442	195,041	(81,767)	37,548	489
Net realized gain distributions	7,612	17,165,534	6,629,761	—	—	2,770,863	—	123,614	551,089	429
Change in unrealized appreciation (depreciation) during the period	(140,605)	(28,346,641)	(10,931,180)	(29,838,552)	948,477	(12,778,226)	(773,017)	(39,249)	(878,990)	(878)
Net increase (decrease) in net assets resulting from operations	(1,037,459)	(8,373,303)	(841,473)	7,065,101	141,740	(3,878,515)	(376,752)	12,274	(336,037)	(317)

Unit transactions:
Purchases	522,293	200,912	186,636	2,547,547	592,208	466,629	74,365	—	25,969	—
Net transfers	270,552	(392,629)	(1,089,413)	(5,431,506)	2,729,233	(1,690,214)	(590,663)	(563,752)	(602,555)	—
Surrenders for benefit payments and fees	(11,541,665)	(9,637,681)	(9,581,171)	(53,971,286)	(15,529,906)	(10,234,186)	(1,562,954)	(21,773)	(794,068)	(3,280)
Other transactions	2,335	1,941	3,859	(609)	1,232	3,869	(114)	(1)	17	—
Death benefits	(2,541,386)	(1,469,805)	(951,438)	(8,772,825)	(2,920,182)	(1,886,803)	(121,543)	—	(31,290)	—
Net loan	—	—	—	—	—	—	—	—	—	—
Net annuity transactions	(57,528)	(215,284)	(69,454)	(1,872,638)	(38,751)	(44,696)	(6,746)	—	(653)	—
Net increase (decrease) in net assets resulting from unit transactions	(13,345,399)	(11,512,546)	(11,500,981)	(67,501,317)	(15,166,166)	(13,385,401)	(2,207,655)	(585,526)	(1,402,580)	(3,280)
Net increase (decrease) in net assets	(14,382,858)	(19,885,849)	(12,342,454)	(60,436,216)	(15,024,426)	(17,263,916)	(2,584,407)	(573,252)	(1,738,617)	(3,597)

Net assets:
Beginning of period	88,126,047	100,026,821	70,005,871	555,423,299	115,577,320	96,239,553	9,630,515	573,252	5,107,641	33,938
End of period	$73,743,189	$80,140,972	$57,663,417	$494,987,083	$100,552,894	$78,975,637	$7,046,108	$—	$3,369,024	$30,341

(8) Liquidated as of March 6, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	BlackRock Large Cap Growth V.I. Fund	UIF U.S. Real Estate Portfolio	Invesco V.I. Equity and Income Fund	UIF Mid Cap Growth Portfolio	Columbia Variable Portfolio — International Opportunities Fund	Columbia Variable Portfolio — Large Cap Growth Fund III	Columbia Variable Portfolio — Asset Allocation Fund	Variable Portfolio — Loomis Sayles Growth Fund II	Columbia Variable Portfolio — Large Cap Growth Fund II	Columbia Variable Portfolio — Dividend Opportunity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (9)	Sub-Account (10)	Sub-Account	Sub-Account (11)	Sub-Account (12)	Sub-Account

Operations:
Net investment income (loss)	$(605)	$(393)	$3,946	$(5,185)	$(87,488)	$(251,145)	$14,954	$(166,584)	$(46,346)	$(114,584)
Net realized gain (loss) on security transactions	199	12,135	25,586	3,820	416,852	560,431	5,595	1,168,608	176,103	333,262
Net realized gain distributions	2,968	—	34,140	69,884	—	3,114,123	252,276	1,519,956	575,300	—
Change in unrealized appreciation (depreciation) during the period	(2,053)	(17,402)	(76,858)	(96,516)	(393,554)	(3,163,567)	(273,159)	(2,404,271)	(692,704)	(527,340)
Net increase (decrease) in net assets resulting from operations	509	(5,660)	(13,186)	(27,997)	(64,190)	259,842	(334)	117,709	12,353	(308,662)

Unit transactions:
Purchases	—	10,337	104	917	8,163	102,007	4,752	110,431	3,112	9,660
Net transfers	(48)	51,688	(97,074)	(52,031)	(90,350)	(221,975)	(12,758)	(201,009)	(42,300)	(57,266)
Surrenders for benefit payments and fees	(7)	(68,942)	(122,530)	(84,207)	(920,263)	(2,015,919)	(441,326)	(1,856,980)	(315,400)	(936,109)
Other transactions	—	—	—	—	20	163	3	532	2	(186)
Death benefits	—	—	—	—	(182,854)	(567,024)	(39,621)	(376,733)	(91,958)	(92,487)
Net loan	—	—	—	—	—	—	—	—	—	—
Net annuity transactions	—	—	—	—	20,695	(64,830)	(1,427)	(5,517)	298	4,436
Net increase (decrease) in net assets resulting from unit transactions	(55)	(6,917)	(219,500)	(135,321)	(1,164,589)	(2,767,578)	(490,377)	(2,329,276)	(446,246)	(1,071,952)
Net increase (decrease) in net assets	454	(12,577)	(232,686)	(163,318)	(1,228,779)	(2,507,736)	(490,711)	(2,211,567)	(433,893)	(1,380,614)

Net assets:
Beginning of period	53,094	480,977	495,265	501,232	7,332,656	21,756,908	2,771,226	13,856,929	3,323,443	7,856,821
End of period	$53,548	$468,400	$262,579	$337,914	$6,103,877	$19,249,172	$2,280,515	$11,645,362	$2,889,550	$6,476,207

(9) Formerly Columbia Variable Portfolio — Marsico International Opportunities Fund. Change effective May 1, 2015.
(10) Formerly Columbia Variable Portfolio — Marsico Focused Equities Fund. Change effective November 20, 2015.
(11) Formerly Columbia Variable Portfolio — Marsico Growth Fund. Change effective November 20, 2015.
(12) Formerly Columbia Variable Portfolio — Marsico 21st Century Fund. Change effective November 20, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Columbia Variable Portfolio — Income Opportunities Fund	Columbia Variable Portfolio — Mid Cap Growth Fund	Oppenheimer Global Fund/VA	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio
	Sub-Account	Sub-Account (13)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$394,104	$(107,952)	$(1,595)	$(1,106)	$22,973	$(75,843)	$(1,576)	$(1,699)	$(8,791)	$(7,255)
Net realized gain (loss) on security transactions	(79,879)	392,065	25,513	(8,510)	(5,561)	233,627	3,914	10,511	36,014	1,836
Net realized gain distributions	45,691	—	50,114	36,487	—	2,781,953	25,204	—	—	—
Change in unrealized appreciation (depreciation) during the period	(473,207)	(31,757)	(51,338)	(43,284)	(48,753)	(3,119,772)	(44,382)	(4,604)	28,050	(38,960)
Net increase (decrease) in net assets resulting from operations	(113,291)	252,356	22,694	(16,413)	(31,341)	(180,035)	(16,840)	4,208	55,273	(44,379)

Unit transactions:
Purchases	24,020	12,968	5,768	1,513	13,049	58,255	2,828	—	—	—
Net transfers	(142,749)	442,779	(23,360)	(40,910)	(14,162)	(70,818)	(45,487)	8,238	(443)	—
Surrenders for benefit payments and fees	(598,553)	(872,088)	(173,646)	(13,540)	(171,518)	(1,864,323)	(17,237)	(18,272)	(57,845)	(9,647)
Other transactions	(98)	542	—	—	(6)	117	—	(13)	10	21
Death benefits	(188,788)	(140,590)	—	—	—	(467,858)	—	—	—	—
Net loan	—	—	—	—	—	—	—	—	—	—
Net annuity transactions	52,567	86,146	—	—	—	(28,142)	—	—	(2,352)	—
Net increase (decrease) in net assets resulting from unit transactions	(853,601)	(470,243)	(191,238)	(52,937)	(172,637)	(2,372,769)	(59,896)	(10,047)	(60,630)	(9,626)
Net increase (decrease) in net assets	(966,892)	(217,887)	(168,544)	(69,350)	(203,978)	(2,552,804)	(76,736)	(5,839)	(5,357)	(54,005)

Net assets:
Beginning of period	5,480,357	6,563,943	857,566	336,469	980,153	12,149,472	268,377	101,813	629,661	444,210
End of period	$4,513,465	$6,346,056	$689,022	$267,119	$776,175	$9,596,668	$191,641	$95,974	$624,304	$390,205

(13) Formerly Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Prudential SP International Growth Portfolio	Royce Small-Cap Portfolio	Legg Mason ClearBridge Appreciation Fund	Victory Variable Insurance Diversified Stock Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT Total Return Bond Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (14)	Sub-Account (15)	Sub-Account (16)	Sub-Account (17)

Operations:
Net investment income (loss)	$(867)	$(3,168)	$(57)	$(3,285)	$855	$(17,427)	$(122)	$(64)	$(19)	$140,386
Net realized gain (loss) on security transactions	(2,385)	11,180	1,489	47,728	16,175	83,573	81	12	28	96,686
Net realized gain distributions	—	127,211	8,719	48,218	547	5,679	—	—	342	—
Change in unrealized appreciation (depreciation) during the period	4,117	(217,020)	(9,130)	(112,260)	(29,823)	(41,470)	(33)	(145)	(394)	(72,134)
Net increase (decrease) in net assets resulting from operations	865	(81,797)	1,021	(19,599)	(12,246)	30,355	(74)	(197)	(43)	164,938

Unit transactions:
Purchases	—	6,107	—	1,150	1,331	4,252	—	—	—	940
Net transfers	(120)	(17,894)	—	(36,371)	(8,401)	593,558	—	43	9	(50,900)
Surrenders for benefit payments and fees	(14,179)	(62,077)	(26)	(78,321)	(53,677)	(218,157)	—	(4)	(5)	(743,171)
Other transactions	—	—	—	—	—	—	—	—	(1)	(187)
Death benefits	—	—	—	5,649	—	(5,376)	597	478	—	(43,964)
Net loan	—	—	—	—	—	—	—	—	—	—
Net annuity transactions	—	—	—	—	—	(5,341)	—	—	—	(13,444)
Net increase (decrease) in net assets resulting from unit transactions	(14,299)	(73,864)	(26)	(107,893)	(60,747)	368,936	597	517	3	(850,726)
Net increase (decrease) in net assets	(13,434)	(155,661)	995	(127,492)	(72,993)	399,291	523	320	(40)	(685,788)

Net assets:
Beginning of period	59,477	694,187	241,151	503,663	235,099	1,210,863	13,660	11,382	2,378	5,996,920
End of period	$46,043	$538,526	$242,146	$376,171	$162,106	$1,610,154	$14,183	$11,702	$2,338	$5,311,132

(14) Formerly Wells Fargo Advantage VT Index Asset Allocation Fund. Change effective December 15, 2015.
(15) Formerly Wells Fargo Advantage VT Total Return Bond Fund. Change effective December 15, 2015.
(16) Formerly Wells Fargo Advantage VT Intrinsic Value Fund. Change effective December 15, 2015.
(17) Formerly Wells Fargo Advantage VT International Equity Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2015

	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund
	Sub-Account (18)	Sub-Account (19)	Sub-Account (20)	Sub-Account

Operations:
Net investment income (loss)	$(43,606)	$(42,991)	$(41,692)	$(1,536,324)
Net realized gain (loss) on security transactions	173,231	269,931	538,806	2,694,379
Net realized gain distributions	379,482	—	404,230	1,886,402
Change in unrealized appreciation (depreciation) during the period	(602,740)	(716,364)	(1,007,985)	(3,423,495)
Net increase (decrease) in net assets resulting from operations	(93,633)	(489,424)	(106,641)	(379,038)

Unit transactions:
Purchases	170	165,600	1,007	777,578
Net transfers	(15,920)	(262,162)	12,340	(873,090)
Surrenders for benefit payments and fees	(379,120)	(508,597)	(598,563)	(20,097,126)
Other transactions	(501)	(18)	(113)	199,656
Death benefits	(149,395)	(306,197)	(74,878)	(3,152,649)
Net loan	—	—	—	—
Net annuity transactions	(12,727)	(779)	(8,009)	(619,969)
Net increase (decrease) in net assets resulting from unit transactions	(557,493)	(912,153)	(668,216)	(23,765,600)
Net increase (decrease) in net assets	(651,126)	(1,401,577)	(774,857)	(24,144,638)

Net assets:
Beginning of period	3,210,246	4,672,036	4,771,819	176,285,902
End of period	$2,559,120	$3,270,459	$3,996,962	$152,141,264

(18) Formerly Wells Fargo Advantage VT Small Cap Growth Fund. Change effective December 15, 2015.
(19) Formerly Wells Fargo Advantage VT Small Cap Value Fund. Change effective December 15, 2015.
(20) Formerly Wells Fargo Advantage VT Opportunity Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2014

	American Century VP Capital Appreciation Fund	AllianceBernstein VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. High Yield Fund	Invesco V.I. Money Market Fund	AllianceBernstein VPS Growth and Income Portfolio	AllianceBernstein VPS Intermediate Bond Portfolio	American Funds Growth Fund	Sterling Capital Equity Income VIF	Sterling Capital Special Opportunities VIF
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(53,838)	$6,671	$(19,637)	$59,297	$(277,233)	$(5,043)	$39,859	$(1,625)	$74,260	$(108,513)
Net realized gain (loss) on security transactions	204,769	(76,187)	245,478	(40,621)	—	44,847	(8,075)	18,606	(187,230)	539,414
Net realized gain distributions	910,537	—	16,521	—	—	—	30,646	14,198	—	1,061,013
Change in unrealized appreciation (depreciation) during the period	(780,364)	39,392	(4,178)	(12,350)	—	96,988	45,993	(14,229)	425,985	(408,959)
Net increase (decrease) in net assets resulting from operations	281,104	(30,124)	238,184	6,326	(277,233)	136,792	108,423	16,950	313,015	1,082,955

Unit transactions:
Purchases	40,032	4,828	11,345	60	134,931	480	60	495	127,729	43,827
Net transfers	222,720	(33,682)	(339,852)	104,710	38,372,502	(18,404)	930,040	(12,999)	(321,547)	75,480
Surrenders for benefit payments and fees	(701,565)	(145,260)	(455,964)	(188,127)	(31,106,043)	(307,575)	(628,745)	(51,897)	(1,883,508)	(901,533)
Other transactions	(15)	2	1,666	202	389	(7)	4	1	(9)	1
Death benefits	—	—	(34,296)	(15,439)	(219,556)	(78,898)	(25,606)	—	(295,972)	(420,881)
Net loan	(2)	—	—	—	—	—	—	—	—	—
Net annuity transactions	(681)	—	29,592	9,263	10,725	41,009	248,256	—	55,125	(2,699)
Net increase (decrease) in net assets resulting from unit transactions	(439,511)	(174,112)	(787,509)	(89,331)	7,192,948	(363,395)	524,009	(64,400)	(2,318,182)	(1,205,805)
Net increase (decrease) in net assets	(158,407)	(204,236)	(549,325)	(83,005)	6,915,715	(226,603)	632,432	(47,450)	(2,005,167)	(122,850)

Net assets:
Beginning of period	4,375,776	441,922	3,973,014	2,015,042	12,062,873	2,051,418	2,220,381	325,243	13,387,541	7,832,632
End of period	$4,217,369	$237,686	$3,423,689	$1,932,037	$18,978,588	$1,824,815	$2,852,813	$277,793	$11,382,374	$7,709,782

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Sterling Capital Total Return Bond VIF	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio — Small Company Growth Fund	Wells Fargo Advantage VT Omega Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$33,055	$4,154	$(71,392)	$(46,127)	$2,404	$(77,113)	$(43,675)	$(1,950)	$(334)	$56
Net realized gain (loss) on security transactions	(14,799)	78,718	264,444	250,845	43,428	911,287	1,376,881	45,400	30,224	1,232
Net realized gain distributions	26,171	96,274	74,713	586,621	87,236	—	227,098	511	8,811	1,459
Change in unrealized appreciation (depreciation) during the period	33,752	(68,694)	(618,799)	(725,664)	(49,681)	(149,745)	(369,153)	(220,082)	(26,078)	(1,399)
Net increase (decrease) in net assets resulting from operations	78,179	110,452	(351,034)	65,675	83,387	684,429	1,191,151	(176,121)	12,623	1,348

Unit transactions:
Purchases	—	2,766	33,605	300	5,644	33,100	65,070	11,393	—	593
Net transfers	193,002	79,636	(299,223)	(173,393)	(12,451)	99,834	(69,172)	49,051	64,420	(8,318)
Surrenders for benefit payments and fees	(242,162)	(199,182)	(632,189)	(621,454)	(437,105)	(1,520,458)	(2,106,994)	(519,908)	(97,113)	(7,080)
Other transactions	173	5	(33)	4	3	11	(5)	2	—	—
Death benefits	—	—	(50,455)	(7,552)	—	—	—	—	—	—
Net loan	—	(2)	—	—	—	(4)	(3)	—	—	—
Net annuity transactions	(33,189)	(18,059)	(2,884)	(617)	—	(537)	(49)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(82,176)	(134,836)	(951,179)	(802,712)	(443,909)	(1,388,054)	(2,111,153)	(459,462)	(32,693)	(14,805)
Net increase (decrease) in net assets	(3,997)	(24,384)	(1,302,213)	(737,037)	(360,522)	(703,625)	(920,002)	(635,583)	(20,070)	(13,457)

Net assets:
Beginning of period	2,143,292	1,460,961	5,334,295	3,604,415	1,940,307	7,588,914	12,618,132	2,051,973	501,158	94,599
End of period	$2,139,295	$1,436,577	$4,032,082	$2,867,378	$1,579,785	$6,885,289	$11,698,130	$1,416,390	$481,088	$81,142

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio	Fidelity® VIP FundsManager 20% Portfolio	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Fidelity® VIP FundsManager 85% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,051	$4,351	$(91)	$(11)	$(259)	$(44)	$118	$76,565	$3,364,984	$6,601,673
Net realized gain (loss) on security transactions	959	1,496	509	9	5,122	34	1	25,718	57,770,420	3,067,998
Net realized gain distributions	9,908	7,291	198	122	25	153	291	—	—	—
Change in unrealized appreciation (depreciation) during the period	6,010	(4,923)	(49)	134	(4,003)	580	(540)	(28,404)	17,844,789	7,570,602
Net increase (decrease) in net assets resulting from operations	17,928	8,215	567	254	885	723	(130)	73,879	78,980,193	17,240,273

Unit transactions:
Purchases	1,900	9,730	1,700	—	—	224	223	886	5,562,459	2,263,876
Net transfers	—	430,111	—	—	(33,705)	—	27,888	13,078	(2,156,998)	3,366,064
Surrenders for benefit payments and fees	(134)	(35,469)	(18,960)	(5)	(2)	(10)	(3)	(356,252)	(151,165,927)	(68,435,211)
Other transactions	—	13	—	—	—	—	—	3	56,481	9,304
Death benefits	—	—	—	—	—	—	—	—	(27,802,612)	(9,207,595)
Net loan	—	—	—	—	—	—	—	—	—	(2)
Net annuity transactions	—	—	—	—	—	—	—	—	5,587,337	2,831,335
Net increase (decrease) in net assets resulting from unit transactions	1,766	404,385	(17,260)	(5)	(33,707)	214	28,108	(342,285)	(169,919,260)	(69,172,229)
Net increase (decrease) in net assets	19,694	412,600	(16,693)	249	(32,822)	937	27,978	(268,406)	(90,939,067)	(51,931,956)

Net assets:
Beginning of period	567,535	197,289	24,694	9,456	32,822	18,955	1,176	2,098,156	1,047,240,329	422,212,220
End of period	$587,229	$609,889	$8,001	$9,705	$—	$19,892	$29,154	$1,829,750	$956,301,262	$370,280,264

(1) Not funded as of December 31, 2014.
(2) Formerly Franklin Income Securities Fund. Change effective May 1, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Research HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford Index HLS Fund
	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account	Sub-Account (4)	Sub-Account	Sub-Account (5)	Sub-Account (6)	Sub-Account	Sub-Account (7)

Operations:
Net investment income (loss)	$(8,100,869)	$2,023,451	$146,169	$(514,592)	$(919,995)	$(866,576)	$(327,559)	$(1,436,952)	$5,203,827	$623,699
Net realized gain (loss) on security transactions	117,820,667	54,287,857	5,153,335	3,971,627	5,310,298	9,910,454	7,357,224	7,158,412	(1,025,188)	88,857,705
Net realized gain distributions	214,458,205	84,523,661	665,376	3,378,494	—	877,701	14,457,121	20,512,370	—	7,610,750
Change in unrealized appreciation (depreciation) during the period	(237,799,990)	(65,948,144)	(4,846,840)	2,771,597	(306,223)	2,331,720	(20,109,322)	(13,901,381)	(3,028,264)	(92,648,553)
Net increase (decrease) in net assets resulting from operations	86,378,013	74,886,825	1,118,040	9,607,126	4,084,080	12,253,299	1,377,464	12,332,449	1,150,375	4,443,601

Unit transactions:
Purchases	7,392,259	4,127,258	62,708	17,645	581,791	675,860	251,893	801,715	662,881	514,107
Net transfers	(24,551,206)	(6,361,759)	(17,854,969)	(1,077,792)	16,764,701	(647,670)	(49,012,083)	48,815,689	(1,395,712)	(162,856,094)
Surrenders for benefit payments and fees	(207,956,774)	(112,634,996)	(862,980)	(5,612,678)	(12,616,557)	(15,499,845)	(4,234,955)	(17,479,187)	(16,232,283)	(17,979,917)
Other transactions	8,567	28,052	174	1,425	1,861	3,090	13,630	9,077	486	1,567
Death benefits	(27,375,664)	(14,002,801)	(99,619)	(447,077)	(1,395,228)	(2,104,863)	(432,457)	(1,813,086)	(1,791,154)	(1,812,135)
Net loan	(9)	(4)	—	—	—	—	—	—	—	(12)
Net annuity transactions	5,104,300	3,487,364	(65,966)	266,820	507,367	656,758	(373,489)	565,247	390,169	(2,757,256)
Net increase (decrease) in net assets resulting from unit transactions	(247,378,527)	(125,356,886)	(18,820,652)	(6,851,657)	3,843,935	(16,916,670)	(53,787,461)	30,899,455	(18,365,613)	(184,889,740)
Net increase (decrease) in net assets	(161,000,514)	(50,470,061)	(17,702,612)	2,755,469	7,928,015	(4,663,371)	(52,409,997)	43,231,904	(17,215,238)	(180,446,139)

Net assets:
Beginning of period	1,628,087,321	733,690,562	17,702,612	41,176,682	83,486,826	97,256,674	52,409,997	84,274,998	95,403,790	180,446,139
End of period	$1,467,086,807	$683,220,501	$—	$43,932,151	$91,414,841	$92,593,303	$—	$127,506,902	$78,188,552	$—

(3) Merged with Hartford Global Growth HLS Fund. Change effective June 23, 2014.
(4) Merged with Hartford Global Research HLS Fund. Change effective June 23, 2014.
(5) Merged with Hartford Growth Opportunities HLS Fund. Change effective June 23, 2014.
(6) Merged with Hartford Growth HLS Fund. Change effective June 23, 2014.
(7) Merged with HIMCO VIT Index Fund. Change effective October 20, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,775,188	$(5,538)	$(2,049,226)	$(1,099,822)	$(1,502,308)	$(1,442,766)	$(1,104,670)	$2,566,784	$870,297	$(103,398)
Net realized gain (loss) on security transactions	13,138,636	1,736,960	16,442,548	8,572,958	67,894	9,063,630	8,178,654	44,963,383	(1,568,266)	9,251,362
Net realized gain distributions	—	4,396,427	20,460,349	15,529,685	—	18,295,911	13,355,632	—	—	—
Change in unrealized appreciation (depreciation) during the period	(27,638,581)	(5,435,809)	(18,209,761)	(15,209,956)	40,429	(20,508,507)	(17,932,181)	4,656,987	2,359,586	(85,621)
Net increase (decrease) in net assets resulting from operations	(12,724,757)	692,040	16,643,910	7,792,865	(1,393,985)	5,408,268	2,497,435	52,187,154	1,661,617	9,062,343

Unit transactions:
Purchases	1,612,549	166,144	508,079	948,262	1,229,336	549,581	312,016	2,832,320	1,180,104	466,420
Net transfers	(1,018,306)	(1,823,613)	(4,746,006)	894,083	(10,797,657)	(3,174,887)	(3,758,679)	(10,107,331)	2,583,962	(2,154,121)
Surrenders for benefit payments and fees	(37,309,335)	(3,664,212)	(19,316,731)	(18,853,245)	(20,571,636)	(13,391,515)	(12,605,905)	(77,816,312)	(21,655,969)	(17,332,453)
Other transactions	9,815	1,154	2,876	975	6,063	3,484	3,591	(11,954)	4,429	271
Death benefits	(4,057,406)	(394,902)	(3,616,468)	(2,500,144)	(2,625,618)	(2,140,367)	(1,063,666)	(10,312,586)	(4,310,435)	(2,144,697)
Net loan	(5)	—	—	—	—	—	—	(4)	—	—
Net annuity transactions	1,041,054	76,823	1,039,041	141,963	985,114	312,837	263,303	1,740,850	652,438	242,251
Net increase (decrease) in net assets resulting from unit transactions	(39,721,634)	(5,638,606)	(26,129,209)	(19,368,106)	(31,774,398)	(17,840,867)	(16,849,340)	(93,675,017)	(21,545,471)	(20,922,329)
Net increase (decrease) in net assets	(52,446,391)	(4,946,566)	(9,485,299)	(11,575,241)	(33,168,383)	(12,432,599)	(14,351,905)	(41,487,863)	(19,883,854)	(11,859,986)

Net assets:
Beginning of period	269,383,602	25,838,575	179,429,154	128,470,601	121,294,430	112,459,420	84,357,776	596,911,162	135,461,174	108,099,539
End of period	$216,937,211	$20,892,009	$169,943,855	$116,895,360	$88,126,047	$100,026,821	$70,005,871	$555,423,299	$115,577,320	$96,239,553

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Huntington VA Income Equity Fund	Huntington VA Dividend Capture Fund	Huntington VA Growth Fund	Huntington VA Mid Corp America Fund	Huntington VA Rotating Markets Fund	Huntington VA International Equity Fund	Huntington VA Mortgage Securities Fund	Huntington VA Situs Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Growth V.I. Fund
	Sub-Account (8)	Sub-Account (9)	Sub-Account (10)	Sub-Account (11)	Sub-Account (12)	Sub-Account	Sub-Account (13)	Sub-Account (14)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$319,588	$181,000	$(9,842)	$7,910	$(2,108)	$3,442	$6,092	$(48,157)	$(446)	$(577)
Net realized gain (loss) on security transactions	583,599	367,533	(1,072,459)	(890,136)	(19,841)	39,802	(5,676)	118,807	1,722	257
Net realized gain distributions	153,544	—	1,694,814	2,808,013	221,133	—	4,253	86,246	1,499	6,857
Change in unrealized appreciation (depreciation) during the period	(756,776)	(2,522)	(674,992)	(1,839,833)	(208,317)	(98,982)	(3,333)	(384,739)	(5,696)	(756)
Net increase (decrease) in net assets resulting from operations	299,955	546,011	(62,479)	85,954	(9,133)	(55,738)	1,336	(227,843)	(2,921)	5,781

Unit transactions:
Purchases	21,952	100,444	3,046	3,509	150	5,022	67	58,730	—	—
Net transfers	(5,132,265)	4,399,348	(2,175,619)	(4,757,700)	(855,796)	(57,309)	(230,344)	4,483,237	(7,006)	(102)
Surrenders for benefit payments and fees	(686,298)	(2,404,750)	(501,245)	(739,190)	(38,889)	(169,532)	(7,272)	(704,322)	(4,158)	(7)
Other transactions	—	658	(1)	2	1	—	(1)	(8)	—	1
Death benefits	(16,653)	(104,883)	(47,062)	(68,120)	(4,612)	(3,895)	(93)	(72,040)	—	—
Net loan	—	—	—	—	—	—	—	—	—	—
Net annuity transactions	(24,735)	83,769	—	36	—	—	—	13,129	—	—
Net increase (decrease) in net assets resulting from unit transactions	(5,837,999)	2,074,586	(2,720,881)	(5,561,463)	(899,146)	(225,714)	(237,643)	3,778,726	(11,164)	(108)
Net increase (decrease) in net assets	(5,538,044)	2,620,597	(2,783,360)	(5,475,509)	(908,279)	(281,452)	(236,307)	3,550,883	(14,085)	5,673

Net assets:
Beginning of period	5,538,044	7,009,918	2,783,360	5,475,509	908,279	854,704	236,307	1,556,758	48,023	47,421
End of period	$—	$9,630,515	$—	$—	$—	$573,252	$—	$5,107,641	$33,938	$53,094

(8) Merged with Huntington VA Dividend Capture Fund. Change effective June 23, 2014.
(9) Merged with Huntington VA Income Equity Fund. Change effective June 23, 2014.
(10) Liquidated as of May 16, 2014.
(11) Merged with Huntington VA Situs Fund. Change effective June 23, 2014.
(12) Liquidated as of May 16, 2014.
(13) Liquidated as of May 16, 2014.
(14) Merged with Huntington VA Mid Corp America Fund. Change effective June 23, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	UIF U.S. Real Estate Portfolio	Invesco V.I. Equity and Income Fund	UIF Mid Cap Growth Portfolio	Columbia Variable Portfolio — Marsico International Opportunities Fund	Columbia Variable Portfolio — Marsico Focused Equities Fund	Columbia Variable Portfolio — Asset Allocation Fund	Columbia Variable Portfolio — Marsico Growth Fund	Columbia Variable Portfolio — Marsico 21st Century Fund	Columbia Variable Portfolio — Dividend Opportunity Fund	Columbia Variable Portfolio — Income Opportunities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(43)	$1,370	$(6,913)	$(123,628)	$(192,892)	$29,236	$(180,373)	$(49,363)	$(138,556)	$(98,607)
Net realized gain (loss) on security transactions	6,314	22,517	12,642	549,147	1,083,212	(1,391)	1,840,174	323,675	636,691	(56,973)
Net realized gain distributions	—	23,943	78,647	—	3,544,619	60,415	2,168,128	145,150	—	—
Change in unrealized appreciation (depreciation) during the period	105,043	(9,658)	(84,951)	(1,016,956)	(2,158,136)	137,404	(2,716,982)	(176,214)	210,943	312,553
Net increase (decrease) in net assets resulting from operations	111,314	38,172	(575)	(591,437)	2,276,803	225,664	1,110,947	243,248	709,078	156,973

Unit transactions:
Purchases	15,730	184	428	23,131	121,233	5,137	23,655	10,112	9,786	9,374
Net transfers	46,461	38,394	(2,201)	(16,878)	(49,732)	13,630	(204,048)	2,961	(250,824)	24,442
Surrenders for benefit payments and fees	(146,559)	(93,603)	(53,413)	(1,350,783)	(3,237,284)	(372,055)	(2,857,918)	(432,362)	(1,884,628)	(1,051,398)
Other transactions	2	(1)	—	2,323	41,822	172	(1,273)	(6)	130	(24)
Death benefits	—	—	—	(79,599)	(508,875)	(14,601)	(340,577)	(72,624)	(105,813)	(128,878)
Net loan	—	—	—	—	—	—	—	—	—	—
Net annuity transactions	—	—	—	7,577	82,223	789	63,754	10,492	(3,460)	47,403
Net increase (decrease) in net assets resulting from unit transactions	(84,366)	(55,026)	(55,186)	(1,414,229)	(3,550,613)	(366,928)	(3,316,407)	(481,427)	(2,234,809)	(1,099,081)
Net increase (decrease) in net assets	26,948	(16,854)	(55,761)	(2,005,666)	(1,273,810)	(141,264)	(2,205,460)	(238,179)	(1,525,731)	(942,108)

Net assets:
Beginning of period	454,029	512,119	556,993	9,338,322	23,030,718	2,912,490	16,062,389	3,561,622	9,382,552	6,422,465
End of period	$480,977	$495,265	$501,232	$7,332,656	$21,756,908	$2,771,226	$13,856,929	$3,323,443	$7,856,821	$5,480,357

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund	Oppenheimer Global Fund/VA	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio	Jennison 20/20 Focus Fund	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(117,203)	$(3,594)	$(3,236)	$1,994	$(79,980)	$(1,614)	$(1,797)	$(8,565)	$(7,497)	$(945)
Net realized gain (loss) on security transactions	369,436	17,322	(7,107)	(2,957)	729,030	4,837	20,553	6,744	(12,744)	1,980
Net realized gain distributions	—	39,689	104,430	—	910,338	36,373	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	118,591	(49,083)	(90,189)	26,007	(442,487)	(7,999)	(13,012)	49,175	53,347	(6,044)
Net increase (decrease) in net assets resulting from operations	370,824	4,334	3,898	25,044	1,116,901	31,597	5,744	47,354	33,106	(5,009)

Unit transactions:
Purchases	3,370	17,731	1,264	37,142	132,203	2,649	—	—	—	—
Net transfers	(394,302)	30,613	(56,391)	(12,012)	(230,124)	73,647	—	641	—	812
Surrenders for benefit payments and fees	(1,293,437)	(107,848)	(64,910)	(262,561)	(2,938,282)	(67,662)	(44,272)	(8,005)	(15,160)	(827)
Other transactions	82	—	1	78	(36)	3	1	1	(2)	—
Death benefits	(25,568)	—	—	—	(310,180)	—	—	—	(468)	(11,324)
Net loan	—	—	—	—	—	—	—	—	—	—
Net annuity transactions	(859)	—	—	—	22,732	—	—	(376)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(1,710,714)	(59,504)	(120,036)	(237,353)	(3,323,687)	8,637	(44,271)	(7,739)	(15,630)	(11,339)
Net increase (decrease) in net assets	(1,339,890)	(55,170)	(116,138)	(212,309)	(2,206,786)	40,234	(38,527)	39,615	17,476	(16,348)

Net assets:
Beginning of period	7,903,833	912,736	452,607	1,192,462	14,356,258	228,143	140,340	590,046	426,734	75,825
End of period	$6,563,943	$857,566	$336,469	$980,153	$12,149,472	$268,377	$101,813	$629,661	$444,210	$59,477

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Royce Small-Cap Portfolio	Legg Mason ClearBridge Appreciation Fund	Victory Variable Insurance Diversified Stock Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Wells Fargo Advantage VT Index Asset Allocation Fund	Wells Fargo Advantage VT Total Return Bond Fund	Wells Fargo Advantage VT Intrinsic Value Fund	Wells Fargo Advantage VT International Equity Fund	Wells Fargo Advantage VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(10,981)	$(195)	$(2,274)	$(201)	$(17,325)	$(47)	$(54)	$(21)	$81,817	$(47,506)
Net realized gain (loss) on security transactions	99,832	1,433	23,582	11,871	95,306	60	4	40	153,847	287,753
Net realized gain distributions	83,330	8,204	—	—	—	—	—	—	138,949	298,299
Change in unrealized appreciation (depreciation) during the period	(167,379)	11,743	20,944	4,131	7,555	1,853	449	172	(838,352)	(687,241)
Net increase (decrease) in net assets resulting from operations	4,802	21,185	42,252	15,801	85,536	1,866	399	191	(463,739)	(148,695)

Unit transactions:
Purchases	4,669	—	200	472	7,849	—	—	—	5,365	64,462
Net transfers	(223,836)	—	(1,188)	16,465	(12,946)	—	105	(104)	122,170	(211,117)
Surrenders for benefit payments and fees	(200,461)	(23)	(64,922)	(35,938)	(228,566)	—	(3)	(2)	(1,149,236)	(464,339)
Other transactions	7	—	—	—	2,756	2	—	—	(195)	29
Death benefits	—	—	(13,400)	—	(3,520)	—	—	—	(207,961)	(123,484)
Net loan	—	—	—	—	—	—	—	—	—	—
Net annuity transactions	—	—	(2,108)	—	(1,264)	—	—	—	39,414	(28,480)
Net increase (decrease) in net assets resulting from unit transactions	(419,621)	(23)	(81,418)	(19,001)	(235,691)	2	102	(106)	(1,190,443)	(762,929)
Net increase (decrease) in net assets	(414,819)	21,162	(39,166)	(3,200)	(150,155)	1,868	501	85	(1,654,182)	(911,624)

Net assets:
Beginning of period	1,109,006	219,989	542,829	238,299	1,361,018	11,792	10,881	2,293	7,651,102	4,121,870
End of period	$694,187	$241,151	$503,663	$235,099	$1,210,863	$13,660	$11,382	$2,378	$5,996,920	$3,210,246

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Period Ended December 31, 2014

	Wells Fargo Advantage VT Small Cap Value Fund	Wells Fargo Advantage VT Opportunity Fund	HIMCO VIT Index Fund
	Sub-Account	Sub-Account	Sub-Account (15)(16)

Operations:
Net investment income (loss)	$(53,752)	$(48,761)	$(466,413)
Net realized gain (loss) on security transactions	444,882	589,740	464,970
Net realized gain distributions	—	—	—
Change in unrealized appreciation (depreciation) during the period	(214,307)	(142,523)	15,298,384
Net increase (decrease) in net assets resulting from operations	176,823	398,456	15,296,941

Unit transactions:
Purchases	10,602	68,917	91,339
Net transfers	58,854	261,691	162,459,788
Surrenders for benefit payments and fees	(795,897)	(828,670)	(4,483,425)
Other transactions	(110)	56	(4,477)
Death benefits	(86,858)	(146,390)	(513,181)
Net loan	—	—	(2)
Net annuity transactions	12,409	12,566	3,438,919
Net increase (decrease) in net assets resulting from unit transactions	(801,000)	(631,830)	160,988,961
Net increase (decrease) in net assets	(624,177)	(233,374)	176,285,902

Net assets:
Beginning of period	5,296,213	5,005,193	—
End of period	$4,672,036	$4,771,819	$176,285,902

(15) Funded as of October 17, 2014.
(16) Merged with Hartford Index HLS Fund. Change effective October 20, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Hartford Life Insurance Company
Notes to Financial Statements
December 31, 2015

1. Organization:

Separate Account Two (the “Account”) is a separate investment account established by Hartford Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Account is comprised of the following Sub-Accounts:

American Century VP Capital Appreciation Fund, AB VPS International Value Portfolio (Formerly AllianceBernstein VPS International Value Portfolio), Invesco V.I. Core Equity Fund, Invesco V.I. High Yield Fund, Invesco V.I. Money Market Fund, AB VPS Growth and Income Portfolio (Formerly AllianceBernstein VPS Growth and Income Portfolio), AB VPS Intermediate Bond Portfolio (Formerly AllianceBernstein VPS Intermediate Bond Portfolio), American Funds Growth Fund, Sterling Capital Equity Income VIF*, Sterling Capital Special Opportunities VIF*, Sterling Capital Total Return Bond VIF*, Calvert VP SRI Balanced Portfolio, Columbia Variable Portfolio — Small Company Growth Fund, Wells Fargo VT Omega Growth Fund (Formerly Wells Fargo Advantage VT Omega Growth Fund), Fidelity® VIP Asset Manager Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Overseas Portfolio, Fidelity® VIP Freedom 2020 Portfolio, Fidelity® VIP Freedom 2030 Portfolio, Fidelity® VIP Freedom 2015 Portfolio, Fidelity® VIP Freedom 2025 Portfolio, Fidelity® VIP Freedom Income Portfolio, Fidelity® VIP FundsManager 20% Portfolio, Fidelity® VIP FundsManager 70% Portfolio, Fidelity® VIP FundsManager 85% Portfolio, Franklin Income VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Huntington VA Dividend Capture Fund, Huntington VA International Equity Fund*, Huntington VA Situs Fund, BlackRock Global Opportunities V.I. Fund, BlackRock Large Cap Growth V.I. Fund, UIF U.S. Real Estate Portfolio, Invesco V.I. Equity and Income Fund, UIF Mid Cap Growth Portfolio, Columbia Variable Portfolio — International Opportunities Fund (Formerly Columbia Variable Portfolio — Marsico International Opportunities Fund), Columbia Variable Portfolio — Large Cap Growth Fund III (Formerly Columbia Variable Portfolio — Marsico Focused Equities Fund), Columbia Variable Portfolio — Asset Allocation Fund, Variable Portfolio — Loomis Sayles Growth Fund II (Formerly Columbia Variable Portfolio — Marsico Growth Fund), Columbia Variable Portfolio — Large Cap Growth Fund II (Formerly Columbia Variable Portfolio — Marsico 21st Century Fund), Columbia Variable Portfolio — Dividend Opportunity Fund, Columbia Variable Portfolio — Income Opportunities Fund, Columbia Variable Portfolio — Mid Cap Growth Fund (Formerly Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund), Oppenheimer Global Fund/VA, Putnam VT Small Cap Value Fund, PIMCO VIT Real Return Portfolio, Pioneer Fund VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio, Jennison 20/20 Focus Fund, Jennison Fund, Prudential Value Portfolio, Prudential SP International Growth Portfolio, Royce Small-Cap Portfolio, Legg Mason ClearBridge Appreciation Fund, Victory Variable Insurance Diversified Stock Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Wells Fargo VT Index Asset Allocation Fund (Formerly Wells Fargo Advantage VT Index Asset Allocation Fund), Wells Fargo VT Total Return Bond Fund (Formerly Wells Fargo Advantage VT Total Return Bond Fund), Wells Fargo VT Intrinsic Value Fund (Formerly Wells Fargo Advantage VT Intrinsic Value Fund), Wells Fargo VT International Equity Fund (Formerly Wells Fargo Advantage VT International Equity Fund), Wells Fargo VT Small Cap Growth Fund (Formerly Wells Fargo Advantage VT Small Cap Growth Fund), Wells Fargo VT Small Cap Value Fund (Formerly Wells Fargo Advantage VT Small Cap Value Fund), Wells Fargo VT Opportunity Fund (Formerly Wells Fargo Advantage VT Opportunity Fund), and HIMCO VIT Index Fund.

* During 2015, this Sub-Account was liquidated.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. For 2014, the following transfers due to fund mergers are included in net transfers on the statements of changes in net assets:

Surviving Sub-Account	Assets Received
Hartford Global Growth HLS Fund...............................................................................................................	$18,195,433
Hartford Growth Opportunities HLS Fund....................................................................................................	$48,058,827
HIMCO VIT Index Fund ...............................................................................................................................	$166,664,418
Huntington VA Dividend Capture Fund ........................................................................................................	$4,744,979
Huntington VA Situs Fund .............................................................................................................................	$4,415,673

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2015 closing net asset value as determined by the appropriate Fund Manager.

For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2015 the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2015 and 2014.

g) Accounting for Uncertain Tax Positions - Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2015. The 2012 through 2015 tax years generally remain subject to examination by U.S. Federal and most state tax authorities.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.50% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.15% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. In addition, an annual contract fee up to a maximum of $100 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV/EPB Death Benefit Charge maximum of 0.30%
MAV 70 Death Benefit Charge maximum of 0.20%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f) Transactions with Related Parties - The Sponsor and its affiliates receive fees from the HLS and HIMCO VIT funds for services provided to these Funds. The fees received for these services are a maximum of 1.11% and 0.55%, respectively, of the Funds’ average daily net assets.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2015 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Capital Appreciation Fund	$506,863	$386,854
AB VPS International Value Portfolio+	$6,569	$33,821
Invesco V.I. Core Equity Fund	$395,776	$389,814
Invesco V.I. High Yield Fund	$353,726	$383,450
Invesco V.I. Money Market Fund	$60,944,567	$52,909,160
AB VPS Growth and Income Portfolio+	$36,069	$343,089
AB VPS Intermediate Bond Portfolio+	$204,154	$532,487
American Funds Growth Fund	$99,925	$19,935
Sterling Capital Equity Income VIF+	$138,466	$11,803,491
Sterling Capital Special Opportunities VIF+	$993,036	$7,947,410
Sterling Capital Total Return Bond VIF+	$68,175	$2,175,620
Calvert VP SRI Balanced Portfolio	$10,546	$298,415
Columbia Variable Portfolio — Small Company Growth Fund	$1,443,500	$1,195,810
Wells Fargo VT Omega Growth Fund+	$627,149	$935,483
Fidelity® VIP Asset Manager Portfolio	$132,405	$287,588
Fidelity® VIP Growth Portfolio	$383,444	$530,688
Fidelity® VIP Contrafund® Portfolio	$1,247,961	$1,403,143
Fidelity® VIP Overseas Portfolio	$80,888	$263,361
Fidelity® VIP Freedom 2020 Portfolio	$11,109	$24,963
Fidelity® VIP Freedom 2030 Portfolio	$46,583	$2,086
Fidelity® VIP Freedom 2015 Portfolio	$11,707	$117,428
Fidelity® VIP Freedom 2025 Portfolio	$50,454	$33,732
Fidelity® VIP Freedom Income Portfolio	$2,736	$92
Fidelity® VIP FundsManager 20% Portfolio	$403	$128
Fidelity® VIP FundsManager 70% Portfolio	$3,328	$283
Fidelity® VIP FundsManager 85% Portfolio	$13,047	$10,710
Franklin Income VIP Fund	$142,729	$383,044
Hartford Balanced HLS Fund	$23,990,280	$149,727,405
Hartford Total Return Bond HLS Fund	$29,510,723	$71,778,123
Hartford Capital Appreciation HLS Fund	$290,778,325	$232,375,268
Hartford Dividend and Growth HLS Fund	$109,109,969	$118,964,061
Hartford Healthcare HLS Fund	$5,470,848	$7,716,010
Hartford Global Growth HLS Fund	$11,205,747	$18,887,362
Hartford Disciplined Equity HLS Fund	$34,225,653	$21,991,487
Hartford Growth Opportunities HLS Fund	$42,932,610	$29,618,881
Hartford High Yield HLS Fund	$9,903,780	$20,683,404
Hartford International Opportunities HLS Fund	$13,335,149	$42,032,871
Hartford Small/Mid Cap Equity HLS Fund	$6,013,634	$6,265,729
Hartford MidCap HLS Fund	$18,800,388	$23,884,253
Hartford MidCap Value HLS Fund	$21,118,360	$22,511,451
Hartford Ultrashort Bond HLS Fund	$8,419,970	$22,681,868
Hartford Small Company HLS Fund	$22,707,340	$18,338,102
Hartford SmallCap Growth HLS Fund	$15,500,925	$21,353,387
Hartford Stock HLS Fund	$12,663,910	$78,022,108
Hartford U.S. Government Securities HLS Fund	$12,509,784	$27,392,750
Hartford Value HLS Fund	$6,578,642	$17,227,753
Huntington VA Dividend Capture Fund	$519,807	$2,526,243
Huntington VA International Equity Fund+	$137,042	$589,279
Huntington VA Situs Fund	$641,851	$1,539,027
BlackRock Global Opportunities V.I. Fund	$738	$3,946
BlackRock Large Cap Growth V.I. Fund	$3,293	$985
UIF U.S. Real Estate Portfolio	$185,173	$192,485
Invesco V.I. Equity and Income Fund	$52,179	$233,581
UIF Mid Cap Growth Portfolio	$95,175	$165,798
Columbia Variable Portfolio — International Opportunities Fund+	$171,174	$1,423,254
Columbia Variable Portfolio — Large Cap Growth Fund III+	$3,460,687	$3,365,278
Columbia Variable Portfolio — Asset Allocation Fund	$305,909	$529,056
Variable Portfolio — Loomis Sayles Growth Fund II +	$1,809,508	$2,785,409
Columbia Variable Portfolio — Large Cap Growth Fund II+	$592,738	$510,032
Columbia Variable Portfolio — Dividend Opportunity Fund	$139,388	$1,325,924
Columbia Variable Portfolio — Income Opportunities Fund	$737,346	$1,151,155
Columbia Variable Portfolio — Mid Cap Growth Fund+	$965,492	$1,543,687
Oppenheimer Global Fund/VA	$73,111	$215,832
Putnam VT Small Cap Value Fund	$47,193	$64,740
PIMCO VIT Real Return Portfolio	$71,459	$221,075
Pioneer Fund VCT Portfolio	$3,089,804	$2,756,460
Pioneer Mid Cap Value VCT Portfolio	$31,365	$67,626
Jennison 20/20 Focus Fund	$8,705	$20,452
Jennison Fund	$2,328	$71,750
Prudential Value Portfolio	$361	$17,243
Prudential SP International Growth Portfolio	$610	$15,776
Royce Small-Cap Portfolio	$141,187	$91,009
Legg Mason ClearBridge Appreciation Fund	$11,083	$2,446
Victory Variable Insurance Diversified Stock Fund	$102,579	$165,537
Invesco V.I. Comstock Fund	$30,415	$89,753
Invesco V.I. American Franchise Fund	$624,745	$267,558
Wells Fargo VT Index Asset Allocation Fund+	$738	$263
Wells Fargo VT Total Return Bond Fund+	$812	$359
Wells Fargo VT Intrinsic Value Fund+	$471	$144
Wells Fargo VT International Equity Fund+	$2,265,880	$2,976,222
Wells Fargo VT Small Cap Growth Fund+	$776,708	$998,316
Wells Fargo VT Small Cap Value Fund+	$231,019	$1,186,161
Wells Fargo VT Opportunity Fund+	$1,756,190	$2,061,868
HIMCO VIT Index Fund	$6,101,775	$29,517,303

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2015 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Capital Appreciation Fund	61,365	102,880	(41,515)
AB VPS International Value Portfolio+	225	3,719	(3,494)
Invesco V.I. Core Equity Fund	30,457	240,110	(209,653)
Invesco V.I. High Yield Fund	163,667	223,318	(59,651)
Invesco V.I. Money Market Fund	6,267,572	5,405,346	862,226
AB VPS Growth and Income Portfolio+	17,819	172,597	(154,778)
AB VPS Intermediate Bond Portfolio+	3,594	38,666	(35,072)
American Funds Growth Fund	2,452	1,001	1,451
Sterling Capital Equity Income VIF+	76,510	6,758,967	(6,682,457)
Sterling Capital Special Opportunities VIF+	4,459	2,723,759	(2,719,300)
Sterling Capital Total Return Bond VIF+	10,662	1,569,639	(1,558,977)
Calvert VP SRI Balanced Portfolio	329	62,852	(62,523)
Columbia Variable Portfolio — Small Company Growth Fund	367,907	634,317	(266,410)
Wells Fargo VT Omega Growth Fund+	87,081	541,054	(453,973)
Fidelity® VIP Asset Manager Portfolio	1,292	87,551	(86,259)
Fidelity® VIP Growth Portfolio	42,431	128,387	(85,956)
Fidelity® VIP Contrafund® Portfolio	15,215	225,568	(210,353)
Fidelity® VIP Overseas Portfolio	24,051	106,953	(82,902)
Fidelity® VIP Freedom 2020 Portfolio	76	881	(805)
Fidelity® VIP Freedom 2030 Portfolio	1,812	39	1,773
Fidelity® VIP Freedom 2015 Portfolio	127	5,681	(5,554)
Fidelity® VIP Freedom 2025 Portfolio	1,622	1,159	463
Fidelity® VIP Freedom Income Portfolio	183	1	182
Fidelity® VIP FundsManager 20% Portfolio	—	1	(1)
Fidelity® VIP FundsManager 70% Portfolio	122	1	121
Fidelity® VIP FundsManager 85% Portfolio	479	426	53
Franklin Income VIP Fund	4,186	23,800	(19,614)
Hartford Balanced HLS Fund	5,064,977	34,454,927	(29,389,950)
Hartford Total Return Bond HLS Fund	5,114,398	25,150,085	(20,035,687)
Hartford Capital Appreciation HLS Fund	4,189,427	28,571,742	(24,382,315)
Hartford Dividend and Growth HLS Fund	4,413,739	30,401,942	(25,988,203)
Hartford Healthcare HLS Fund	110,539	1,302,582	(1,192,043)
Hartford Global Growth HLS Fund	2,767,254	7,562,356	(4,795,102)
Hartford Disciplined Equity HLS Fund	3,192,684	9,359,703	(6,167,019)
Hartford Growth Opportunities HLS Fund	5,205,140	9,432,386	(4,227,246)
Hartford High Yield HLS Fund	2,083,993	8,554,038	(6,470,045)
Hartford International Opportunities HLS Fund	5,507,254	17,760,997	(12,253,743)
Hartford Small/Mid Cap Equity HLS Fund	166,624	351,703	(185,079)
Hartford MidCap HLS Fund	101,217	2,926,262	(2,825,045)
Hartford MidCap Value HLS Fund	2,004,779	7,272,936	(5,268,157)
Hartford Ultrashort Bond HLS Fund	6,766,579	16,022,812	(9,256,233)
Hartford Small Company HLS Fund	1,762,231	5,191,814	(3,429,583)
Hartford SmallCap Growth HLS Fund	3,063,962	7,270,845	(4,206,883)
Hartford Stock HLS Fund	2,323,998	16,476,608	(14,152,610)
Hartford U.S. Government Securities HLS Fund	9,301,333	21,706,116	(12,404,783)
Hartford Value HLS Fund	1,454,580	8,011,773	(6,557,193)
Huntington VA Dividend Capture Fund	74,345	1,023,381	(949,036)
Huntington VA International Equity Fund+	1,582	349,055	(347,473)
Huntington VA Situs Fund	34,879	716,801	(681,922)
BlackRock Global Opportunities V.I. Fund	—	189	(189)
BlackRock Large Cap Growth V.I. Fund	—	34	(34)
UIF U.S. Real Estate Portfolio	11,057	12,053	(996)
Invesco V.I. Equity and Income Fund	593	14,152	(13,559)
UIF Mid Cap Growth Portfolio	1,498	9,471	(7,973)
Columbia Variable Portfolio — International Opportunities Fund+	71,348	623,812	(552,464)
Columbia Variable Portfolio — Large Cap Growth Fund III+	115,440	1,102,347	(986,907)
Columbia Variable Portfolio — Asset Allocation Fund	2,922	293,231	(290,309)
Variable Portfolio — Loomis Sayles Growth Fund II +	107,647	990,838	(883,191)
Columbia Variable Portfolio — Large Cap Growth Fund II+	8,352	275,988	(267,636)
Columbia Variable Portfolio — Dividend Opportunity Fund	12,044	95,663	(83,619)
Columbia Variable Portfolio — Income Opportunities Fund	17,356	98,626	(81,270)
Columbia Variable Portfolio — Mid Cap Growth Fund+	67,008	101,883	(34,875)
Oppenheimer Global Fund/VA	1,131	14,008	(12,877)
Putnam VT Small Cap Value Fund	653	4,636	(3,983)
PIMCO VIT Real Return Portfolio	3,004	15,406	(12,402)
Pioneer Fund VCT Portfolio	148,805	1,633,981	(1,485,176)
Pioneer Mid Cap Value VCT Portfolio	346	4,204	(3,858)
Jennison 20/20 Focus Fund	3,823	8,734	(4,911)
Jennison Fund	2,096	51,820	(49,724)
Prudential Value Portfolio	—	766	(766)
Prudential SP International Growth Portfolio	543	13,013	(12,470)
Royce Small-Cap Portfolio	660	5,272	(4,612)
Legg Mason ClearBridge Appreciation Fund	—	1	(1)
Victory Variable Insurance Diversified Stock Fund	3,064	9,512	(6,448)
Invesco V.I. Comstock Fund	1,746	5,430	(3,684)
Invesco V.I. American Franchise Fund	41,815	16,757	25,058
Wells Fargo VT Index Asset Allocation Fund+	329	—	329
Wells Fargo VT Total Return Bond Fund+	433	94	339
Wells Fargo VT Intrinsic Value Fund+	67	59	8
Wells Fargo VT International Equity Fund+	1,298,694	1,841,445	(542,751)
Wells Fargo VT Small Cap Growth Fund+	20,209	55,394	(35,185)
Wells Fargo VT Small Cap Value Fund+	16,299	82,021	(65,722)
Wells Fargo VT Opportunity Fund+	83,475	119,265	(35,790)
HIMCO VIT Index Fund	1,609,029	5,779,482	(4,170,453)

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2014 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP Capital Appreciation Fund	177,856	325,764	(147,908)
AllianceBernstein VPS International Value Portfolio	1,213	23,152	(21,939)
Invesco V.I. Core Equity Fund	85,757	418,591	(332,834)
Invesco V.I. High Yield Fund	141,055	199,165	(58,110)
Invesco V.I. Money Market Fund	6,283,826	5,558,919	724,907
AllianceBernstein VPS Growth and Income Portfolio	41,262	239,549	(198,287)
AllianceBernstein VPS Intermediate Bond Portfolio	102,171	61,956	40,215
American Funds Growth Fund	2,161	6,657	(4,496)
Sterling Capital Equity Income VIF	200,945	1,588,442	(1,387,497)
Sterling Capital Special Opportunities VIF	274,765	719,815	(445,050)
Sterling Capital Total Return Bond VIF	176,967	246,092	(69,125)
Calvert VP SRI Balanced Portfolio	30,451	63,756	(33,305)
Columbia Variable Portfolio — Small Company Growth Fund	169,264	764,905	(595,641)
Wells Fargo Advantage VT Omega Growth Fund	47,391	603,288	(555,897)
Fidelity® VIP Asset Manager Portfolio	1,764	157,354	(155,590)
Fidelity® VIP Growth Portfolio	119,562	550,887	(431,325)
Fidelity® VIP Contrafund® Portfolio	33,496	451,191	(417,695)
Fidelity® VIP Overseas Portfolio	38,742	245,679	(206,937)
Fidelity® VIP Freedom 2020 Portfolio	13,820	15,533	(1,713)
Fidelity® VIP Freedom 2030 Portfolio	713	1,413	(700)
Fidelity® VIP Freedom 2015 Portfolio	96	6	90
Fidelity® VIP Freedom 2025 Portfolio	19,227	1,493	17,734
Fidelity® VIP Freedom Income Portfolio	120	1,339	(1,219)
Fidelity® VIP FundsManager 20% Portfolio	—	—	—
Fidelity® VIP FundsManager 50% Portfolio	—	1,877	(1,877)
Fidelity® VIP FundsManager 70% Portfolio	10	—	10
Fidelity® VIP FundsManager 85% Portfolio	1,173	—	1,173
Franklin Income VIP Fund	7,744	29,324	(21,580)
Hartford Balanced HLS Fund	7,596,659	49,731,138	(42,134,479)
Hartford Total Return Bond HLS Fund	8,062,888	36,152,992	(28,090,104)
Hartford Capital Appreciation HLS Fund	7,385,128	42,447,386	(35,062,258)
Hartford Dividend and Growth HLS Fund	7,270,204	42,632,449	(35,362,245)
Hartford Global Research HLS Fund	84,052	1,428,577	(1,344,525)
Hartford Healthcare HLS Fund	270,708	1,821,860	(1,551,152)
Hartford Global Growth HLS Fund	10,155,493	9,500,124	655,369
Hartford Disciplined Equity HLS Fund	4,138,006	13,594,724	(9,456,718)
Hartford Growth HLS Fund	971,277	28,791,008	(27,819,731)
Hartford Growth Opportunities HLS Fund	21,749,720	10,618,973	11,130,747
Hartford High Yield HLS Fund	4,525,641	12,766,110	(8,240,469)
Hartford Index HLS Fund	2,199,371	41,166,469	(38,967,098)
Hartford International Opportunities HLS Fund	5,864,793	23,773,581	(17,908,788)
Hartford Small/Mid Cap Equity HLS Fund	211,103	588,237	(377,134)
Hartford MidCap HLS Fund	340,412	4,120,260	(3,779,848)
Hartford MidCap Value HLS Fund	3,345,729	10,695,424	(7,349,695)
Hartford Ultrashort Bond HLS Fund	10,761,267	32,196,445	(21,435,178)
Hartford Small Company HLS Fund	1,725,518	7,585,945	(5,860,427)
Hartford SmallCap Growth HLS Fund	2,737,678	9,574,316	(6,836,638)
Hartford Stock HLS Fund	3,843,147	24,937,901	(21,094,754)
Hartford U.S. Government Securities HLS Fund	7,802,867	25,402,869	(17,600,002)
Hartford Value HLS Fund	2,160,170	13,071,521	(10,911,351)
Huntington VA Income Equity Fund	40,595	3,324,367	(3,283,772)
Huntington VA Dividend Capture Fund	2,308,889	1,370,621	938,268
Huntington VA Growth Fund	10,485	2,373,622	(2,363,137)
Huntington VA Mid Corp America Fund	22,687	1,905,148	(1,882,461)
Huntington VA Rotating Markets Fund	807	448,816	(448,009)
Huntington VA International Equity Fund	26,087	149,296	(123,209)
Huntington VA Mortgage Securities Fund	12,413	205,041	(192,628)
Huntington VA Situs Fund	2,234,406	500,739	1,733,667
BlackRock Global Opportunities V.I. Fund	—	648	(648)
BlackRock Large Cap Growth V.I. Fund	—	70	(70)
UIF U.S. Real Estate Portfolio	12,724	19,051	(6,327)
Invesco V.I. Equity and Income Fund	4,377	7,721	(3,344)
UIF Mid Cap Growth Portfolio	3,993	7,418	(3,425)
Columbia Variable Portfolio — Marsico International Opportunities Fund	217,680	903,171	(685,491)
Columbia Variable Portfolio — Marsico Focused Equities Fund	325,677	1,709,226	(1,383,549)
Columbia Variable Portfolio — Asset Allocation Fund	13,442	249,092	(235,650)
Columbia Variable Portfolio — Marsico Growth Fund	90,893	1,459,751	(1,368,858)
Columbia Variable Portfolio — Marsico 21st Century Fund	151,088	447,467	(296,379)
Columbia Variable Portfolio — Dividend Opportunity Fund	23,398	200,856	(177,458)
Columbia Variable Portfolio — Income Opportunities Fund	18,021	123,062	(105,041)
Columbia Variable Portfolio — Mid Cap Growth Opportunity Fund	18,072	158,288	(140,216)
Oppenheimer Global Fund/VA	5,796	10,146	(4,350)
Putnam VT Small Cap Value Fund	1,278	10,559	(9,281)
PIMCO VIT Real Return Portfolio	7,069	23,906	(16,837)
Pioneer Fund VCT Portfolio	317,596	2,520,288	(2,202,692)
Pioneer Mid Cap Value VCT Portfolio	5,361	4,748	613
Jennison 20/20 Focus Fund	—	21,598	(21,598)
Jennison Fund	1,161	7,044	(5,883)
Prudential Value Portfolio	7,273	100,749	(93,476)
Prudential SP International Growth Portfolio	869	10,390	(9,521)
Royce Small-Cap Portfolio	1,034	27,549	(26,515)
Legg Mason ClearBridge Appreciation Fund	—	1	(1)
Victory Variable Insurance Diversified Stock Fund	516	5,842	(5,326)
Invesco V.I. Comstock Fund	3,190	4,517	(1,327)
Invesco V.I. American Franchise Fund	7,586	24,392	(16,806)
Wells Fargo Advantage VT Index Asset Allocation Fund	—	—	—
Wells Fargo Advantage VT Total Return Bond Fund	84	19	65
Wells Fargo Advantage VT Intrinsic Value Fund	3	66	(63)
Wells Fargo Advantage VT International Equity Fund	655,056	1,452,473	(797,417)
Wells Fargo Advantage VT Small Cap Growth Fund	15,768	58,876	(43,108)
Wells Fargo Advantage VT Small Cap Value Fund	40,054	93,333	(53,279)
Wells Fargo Advantage VT Opportunity Fund	61,253	102,602	(41,349)
HIMCO VIT Index Fund	34,132,294	1,387,111	32,745,183

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units as of and for the period ended December 31, 2015. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Capital Appreciation Fund
2015	1,241,625	$3.276274	to	$3.499110	$4,131,832	0.70%	to	1.25%	—	to	—	0.66%	to	1.22%
2014	1,283,140	$3.254634	to	$3.456935	$4,217,369	0.70%	to	1.25%	—	to	—	6.80%	to	7.39%
2013	1,431,048	$3.047479	to	$3.219143	$4,375,776	0.70%	to	1.25%	—	to	—	29.30%	to	30.01%
2012	1,671,048	$2.356970	to	$2.476084	$3,921,409	0.70%	to	1.25%	—	to	—	14.56%	to	15.19%
2011	1,958,716	$2.057397	to	$2.149508	$3,960,459	0.70%	to	1.25%	—	to	—	(7.67)%	to	(7.16)%
AB VPS International Value Portfolio+
2015	27,080	$7.861829	to	$7.861829	$212,901	1.25%	to	1.25%	2.15%	to	2.15%	1.13%	to	1.13%
2014	30,574	$7.774031	to	$7.774031	$237,686	1.25%	to	1.25%	2.92%	to	2.92%	(7.62)%	to	(7.62)%
2013	52,513	$8.415534	to	$8.415534	$441,922	1.25%	to	1.25%	5.91%	to	5.91%	21.21%	to	21.21%
2012	55,410	$6.943189	to	$6.943189	$384,725	1.25%	to	1.25%	1.22%	to	1.22%	12.78%	to	12.78%
2011	85,716	$6.156597	to	$6.156597	$527,721	1.25%	to	1.25%	3.60%	to	3.60%	(20.44)%	to	(20.44)%
Invesco V.I. Core Equity Fund
2015	2,013,518	$1.464434	to	$18.384588	$2,898,997	1.25%	to	2.20%	1.10%	to	1.16%	(7.82)%	to	(6.94)%
2014	2,223,171	$1.422959	to	$1.573665	$3,423,689	1.25%	to	2.00%	0.82%	to	0.85%	6.01%	to	6.80%
2013	2,556,005	$1.473423	to	$18.708955	$3,973,014	1.25%	to	2.35%	1.34%	to	1.36%	26.25%	to	27.65%
2012	3,109,881	$1.154307	to	$14.818902	$3,773,246	1.25%	to	2.35%	—	to	0.94%	11.24%	to	12.47%
2011	3,749,278	$0.957423	to	$1.026335	$3,796,161	1.25%	to	1.90%	0.93%	to	0.98%	(1.94)%	to	(1.31)%
Invesco V.I. High Yield Fund
2015	1,141,049	$1.359495	to	$1.545604	$1,745,783	1.25%	to	2.15%	5.25%	to	5.25%	(5.23)%	to	(4.37)%
2014	1,200,700	$1.434463	to	$1.616216	$1,932,037	1.25%	to	2.15%	4.57%	to	4.67%	(0.44)%	to	0.46%
2013	1,258,810	$1.440762	to	$1.608761	$2,015,042	1.25%	to	2.15%	4.99%	to	7.06%	4.73%	to	5.68%
2012	1,401,078	$1.522315	to	$19.734908	$2,739,545	1.25%	to	2.35%	—	to	5.01%	14.45%	to	15.72%
2011	1,443,748	$1.199545	to	$1.315536	$1,909,270	1.25%	to	2.15%	6.88%	to	7.22%	(1.19)%	to	(0.29)%
Invesco V.I. Money Market Fund
2015	2,803,183	$9.377318	to	$9.939793	$27,013,994	0.25%	to	2.50%	0.01%	to	0.01%	(2.46)%	to	(0.24)%
2014	1,940,957	$9.613679	to	$9.963556	$18,978,588	0.25%	to	2.50%	0.01%	to	0.01%	(2.46)%	to	(0.24)%
2013	1,216,050	$9.855772	to	$9.987257	$12,062,873	0.25%	to	2.50%	—	to	—	(1.44)%	to	(0.13)%
AB VPS Growth and Income Portfolio+
2015	793,117	$1.732516	to	$2.021853	$1,519,524	1.15%	to	2.20%	1.19%	to	1.19%	(0.78)%	to	0.27%
2014	947,895	$1.746170	to	$2.016477	$1,824,815	1.15%	to	2.20%	1.07%	to	1.12%	6.91%	to	8.04%
2013	1,146,182	$1.633262	to	$1.866400	$2,051,418	1.15%	to	2.20%	1.14%	to	1.52%	31.67%	to	33.05%
2012	1,250,818	$1.240443	to	$1.402732	$1,682,399	1.15%	to	2.20%	1.25%	to	1.36%	14.69%	to	15.90%
2011	1,489,752	$1.102085	to	$1.210252	$1,731,671	1.15%	to	2.00%	0.78%	to	1.08%	3.97%	to	4.86%
AB VPS Intermediate Bond Portfolio+
2015	186,285	$12.045234	to	$12.869933	$2,365,269	1.15%	to	2.00%	2.93%	to	3.23%	(2.16)%	to	(1.32)%
2014	221,357	$12.311035	to	$13.042600	$2,852,813	1.15%	to	2.00%	3.17%	to	4.30%	4.12%	to	5.00%
2013	181,142	$11.824421	to	$12.421058	$2,220,381	1.15%	to	2.00%	3.33%	to	3.38%	(4.27)%	to	(3.45)%
2012	214,361	$12.351891	to	$12.865299	$2,727,040	1.15%	to	2.00%	4.23%	to	4.24%	3.70%	to	4.58%
2011	237,680	$11.911178	to	$12.301286	$2,898,028	1.15%	to	2.00%	4.47%	to	4.70%	4.28%	to	5.17%
American Funds Growth Fund
2015	19,105	$16.605327	to	$16.605327	$317,238	1.25%	to	1.25%	0.64%	to	0.64%	5.53%	to	5.53%
2014	17,654	$15.735065	to	$15.735065	$277,793	1.25%	to	1.25%	0.71%	to	0.71%	7.16%	to	7.16%
2013	22,150	$14.683555	to	$14.683555	$325,243	1.25%	to	1.25%	0.97%	to	0.97%	28.49%	to	28.49%
2012	21,842	$11.428093	to	$11.428093	$249,610	1.25%	to	1.25%	0.68%	to	0.68%	16.43%	to	16.43%
2011	34,750	$9.815665	to	$9.815665	$341,091	1.25%	to	1.25%	0.57%	to	0.57%	(5.47)%	to	(5.47)%
Calvert VP SRI Balanced Portfolio
2015	260,264	$4.252445	to	$4.683262	$1,119,292	0.70%	to	1.25%	0.10%	to	0.11%	(3.41)%	to	(2.87)%
2014	322,787	$4.402432	to	$4.821845	$1,436,577	0.70%	to	1.25%	1.60%	to	1.61%	8.24%	to	8.84%
2013	356,092	$4.067299	to	$4.430348	$1,460,961	0.70%	to	1.25%	0.99%	to	1.07%	16.54%	to	17.18%
2012	409,843	$3.490099	to	$3.780789	$1,440,472	0.70%	to	1.25%	1.07%	to	1.25%	9.14%	to	9.74%
2011	472,392	$3.197855	to	$3.445215	$1,514,819	0.70%	to	1.25%	1.24%	to	1.28%	3.27%	to	3.84%
Columbia Variable Portfolio — Small Company Growth Fund
2015	2,112,820	$1.816827	to	$20.981418	$4,197,453	1.25%	to	2.50%	—	to	—	1.26%	to	2.54%
2014	2,379,230	$1.771897	to	$20.720053	$4,032,082	1.25%	to	2.50%	—	to	—	(6.99)%	to	(5.82)%
2013	2,974,871	$1.881439	to	$22.391701	$5,334,295	1.25%	to	2.40%	0.10%	to	0.11%	37.14%	to	38.73%
2012	3,830,833	$1.356207	to	$16.327115	$4,971,786	1.25%	to	2.40%	—	to	—	9.35%	to	10.61%
2011	5,039,293	$1.226089	to	$14.931246	$5,933,391	1.25%	to	2.40%	—	to	—	(7.79)%	to	(6.72)%
Wells Fargo VT Omega Growth Fund+
2015	1,397,574	$1.838614	to	$26.095332	$2,151,278	1.15%	to	2.50%	—	to	—	(0.89)%	to	0.46%
2014	1,851,547	$1.830205	to	$26.329197	$2,867,378	1.15%	to	2.50%	—	to	—	1.52%	to	2.90%
2013	2,407,444	$1.778660	to	$25.935506	$3,604,415	1.15%	to	2.50%	0.40%	to	0.40%	36.76%	to	38.61%
2012	3,415,400	$14.029736	to	$18.964235	$3,683,159	1.15%	to	2.50%	—	to	—	17.78%	to	19.01%
2011	4,074,206	$11.788274	to	$16.101752	$3,700,530	1.15%	to	2.50%	—	to	—	(7.69)%	to	(6.44)%
Fidelity® VIP Asset Manager Portfolio
2015	449,943	$2.853137	to	$3.142206	$1,307,096	0.70%	to	1.25%	1.28%	to	1.42%	(1.10)%	to	(0.56)%
2014	536,202	$2.884931	to	$3.159792	$1,579,785	0.70%	to	1.25%	1.24%	to	1.51%	4.52%	to	5.09%
2013	691,792	$2.760213	to	$3.006613	$1,940,307	0.70%	to	1.25%	1.54%	to	1.55%	14.27%	to	14.90%
2012	771,637	$2.415527	to	$2.616734	$1,892,904	0.70%	to	1.25%	1.37%	to	1.56%	11.09%	to	11.70%
2011	882,194	$2.174480	to	$2.342693	$1,938,963	0.70%	to	1.25%	1.67%	to	1.99%	(3.77)%	to	(3.24)%
Fidelity® VIP Growth Portfolio
2015	1,899,046	$3.604066	to	$3.968792	$6,997,537	0.70%	to	1.25%	0.27%	to	0.27%	5.84%	to	6.43%
2014	1,985,002	$3.405095	to	$3.729119	$6,885,289	0.70%	to	1.25%	0.17%	to	0.19%	9.92%	to	10.52%
2013	2,416,327	$3.097926	to	$3.374125	$7,588,914	0.70%	to	1.25%	0.28%	to	0.37%	34.64%	to	35.39%
2012	2,871,238	$2.300838	to	$2.492242	$6,688,954	0.70%	to	1.25%	0.56%	to	0.77%	13.26%	to	13.89%
2011	3,344,813	$2.031385	to	$2.188302	$6,848,086	0.70%	to	1.25%	0.33%	to	0.34%	(1.04)%	to	(0.50)%
Fidelity® VIP Contrafund® Portfolio
2015	1,874,715	$5.408016	to	$5.955450	$10,500,413	0.70%	to	1.25%	1.02%	to	1.06%	(0.58)%	to	(0.03)%
2014	2,085,068	$5.439543	to	$5.957318	$11,698,130	0.70%	to	1.25%	0.79%	to	0.86%	10.55%	to	11.16%
2013	2,502,763	$4.920305	to	$5.359097	$12,618,132	0.70%	to	1.25%	1.02%	to	1.05%	29.66%	to	30.37%
2012	2,775,070	$3.794878	to	$4.110646	$10,739,464	0.70%	to	1.25%	0.94%	to	1.15%	14.97%	to	15.60%
2011	3,437,868	$3.300735	to	$3.555782	$11,381,637	0.70%	to	1.25%	0.93%	to	0.98%	(3.74)%	to	(3.21)%
Fidelity® VIP Overseas Portfolio
2015	546,437	$2.224311	to	$2.449811	$1,267,397	0.70%	to	1.25%	1.36%	to	1.37%	2.34%	to	2.90%
2014	629,339	$2.173513	to	$2.380726	$1,416,390	0.70%	to	1.25%	0.47%	to	1.10%	(9.22)%	to	(8.72)%
2013	836,276	$2.394238	to	$2.608100	$2,051,973	0.70%	to	1.25%	0.60%	to	1.36%	28.82%	to	29.53%
2012	951,366	$1.858632	to	$2.013555	$1,802,846	0.70%	to	1.25%	1.40%	to	1.84%	19.24%	to	19.90%
2011	1,165,147	$1.558707	to	$1.679380	$1,824,665	0.70%	to	1.25%	1.18%	to	1.40%	(18.19)%	to	(17.74)%
Fidelity® VIP Freedom 2020 Portfolio
2015	21,728	$20.988658	to	$20.988658	$456,037	1.25%	to	1.25%	1.58%	to	1.58%	(1.70)%	to	(1.70)%
2014	22,533	$21.350658	to	$21.350658	$481,088	1.25%	to	1.25%	1.19%	to	1.19%	3.30%	to	3.30%
2013	24,246	$20.669392	to	$20.669392	$501,158	1.25%	to	1.25%	1.94%	to	1.94%	14.20%	to	14.20%
2012	16,983	$18.099513	to	$18.099513	$307,380	1.25%	to	1.25%	1.87%	to	1.87%	11.67%	to	11.67%
2011	14,316	$16.208519	to	$16.208519	$232,049	1.25%	to	1.25%	2.37%	to	2.37%	(2.47)%	to	(2.47)%
Fidelity® VIP Freedom 2030 Portfolio
2015	5,169	$23.468367	to	$23.468367	$121,312	1.25%	to	1.25%	1.78%	to	1.78%	(1.77)%	to	(1.77)%
2014	3,396	$23.890078	to	$23.890078	$81,142	1.25%	to	1.25%	1.31%	to	1.31%	3.44%	to	3.44%
2013	4,096	$23.095101	to	$23.095101	$94,599	1.25%	to	1.25%	2.72%	to	2.72%	19.90%	to	19.90%
2012	759	$19.261850	to	$19.261850	$14,623	1.25%	to	1.25%	0.81%	to	0.81%	13.75%	to	13.75%
2011	1,193	$16.933280	to	$16.933280	$20,203	1.25%	to	1.25%	1.10%	to	1.10%	(4.04)%	to	(4.04)%
Fidelity® VIP Freedom 2015 Portfolio
2015	24,340	$19.301406	to	$19.301406	$469,796	1.25%	to	1.25%	1.40%	to	1.40%	(1.74)%	to	(1.74)%
2014	29,894	$19.643671	to	$19.643671	$587,229	1.25%	to	1.25%	1.43%	to	1.43%	3.16%	to	3.16%
2013	29,804	$19.042459	to	$19.042459	$567,535	1.25%	to	1.25%	1.79%	to	1.79%	12.69%	to	12.69%
2012	25,708	$16.898529	to	$16.898529	$434,434	1.25%	to	1.25%	1.60%	to	1.60%	10.51%	to	10.51%
2011	31,640	$15.290849	to	$15.290849	$483,803	1.25%	to	1.25%	1.66%	to	1.66%	(1.75)%	to	(1.75)%
Fidelity® VIP Freedom 2025 Portfolio
2015	27,129	$22.473081	to	$22.473081	$609,665	1.25%	to	1.25%	1.62%	to	1.62%	(1.74)%	to	(1.74)%
2014	26,666	$22.871218	to	$22.871218	$609,889	1.25%	to	1.25%	2.52%	to	2.52%	3.55%	to	3.55%
2013	8,932	$22.086978	to	$22.086978	$197,289	1.25%	to	1.25%	1.57%	to	1.57%	18.23%	to	18.23%
2012	4,943	$18.681616	to	$18.681616	$92,352	1.25%	to	1.25%	1.58%	to	1.58%	13.37%	to	13.37%
2011	4,773	$16.478192	to	$16.478192	$78,644	1.25%	to	1.25%	2.26%	to	2.26%	(3.56)%	to	(3.56)%
Fidelity® VIP Freedom Income Portfolio
2015	747	$13.894892	to	$13.894892	$10,386	1.25%	to	1.25%	1.77%	to	1.77%	(1.80)%	to	(1.80)%
2014	565	$14.150294	to	$14.150294	$8,001	1.25%	to	1.25%	0.66%	to	0.66%	2.25%	to	2.25%
2013	1,784	$13.838653	to	$13.838653	$24,694	1.25%	to	1.25%	1.27%	to	1.27%	3.90%	to	3.90%
Fidelity® VIP FundsManager 20% Portfolio
2015	707	$13.519602	to	$13.519602	$9,563	1.25%	to	1.25%	1.04%	to	1.04%	(1.41)%	to	(1.41)%
2014	708	$13.712755	to	$13.712755	$9,705	1.25%	to	1.25%	1.13%	to	1.13%	2.69%	to	2.69%
2013	708	$13.353623	to	$13.353623	$9,456	1.25%	to	1.25%	0.69%	to	0.69%	4.15%	to	4.15%
2012	1,783	$12.821972	to	$12.821972	$22,863	1.25%	to	1.25%	1.24%	to	1.24%	4.12%	to	4.12%
2011	1,785	$12.314612	to	$12.314612	$21,982	1.25%	to	1.25%	2.29%	to	2.29%	0.93%	to	0.93%
Fidelity® VIP FundsManager 70% Portfolio
2015	1,053	$21.127095	to	$21.127095	$22,240	1.25%	to	1.25%	0.86%	to	0.86%	(0.96)%	to	(0.96)%
2014	932	$21.331569	to	$21.331569	$19,892	1.25%	to	1.25%	1.02%	to	1.02%	3.80%	to	3.80%
2013	922	$20.551088	to	$20.551088	$18,955	1.25%	to	1.25%	1.14%	to	1.14%	20.03%	to	20.03%
2012	249	$17.122147	to	$17.122147	$4,256	1.25%	to	1.25%	1.46%	to	1.46%	11.58%	to	11.58%
2011	240	$15.345699	to	$15.345699	$3,691	1.25%	to	1.25%	0.12%	to	0.12%	(4.15)%	to	(4.15)%
Fidelity® VIP FundsManager 85% Portfolio
2015	1,277	$23.600876	to	$23.600876	$30,148	1.25%	to	1.25%	1.30%	to	1.30%	(0.90)%	to	(0.90)%
2014	1,224	$23.815401	to	$23.815401	$29,154	1.25%	to	1.25%	2.64%	to	2.64%	3.77%	to	3.77%
2013	51	$22.950151	to	$22.950151	$1,176	1.25%	to	1.25%	0.86%	to	0.86%	25.96%	to	25.96%
2012	41	$18.220310	to	$18.220310	$744	1.25%	to	1.25%	0.32%	to	0.32%	12.59%	to	12.59%
2011	33	$16.182261	to	$16.182261	$530	1.25%	to	1.25%	1.07%	to	1.07%	(6.62)%	to	(6.62)%
Franklin Income VIP Fund
2015	97,210	$14.376681	to	$14.376681	$1,397,552	1.25%	to	1.25%	4.73%	to	4.73%	(8.21)%	to	(8.21)%
2014	116,824	$15.662413	to	$15.662413	$1,829,750	1.25%	to	1.25%	4.94%	to	4.94%	3.32%	to	3.32%
2013	138,404	$15.159681	to	$15.159681	$2,098,156	1.25%	to	1.25%	6.69%	to	6.69%	12.53%	to	12.53%
2012	147,318	$13.472150	to	$13.472150	$1,984,696	1.25%	to	1.25%	6.38%	to	6.38%	11.25%	to	11.25%
2011	144,056	$12.109397	to	$12.109397	$1,744,433	1.25%	to	1.25%	5.86%	to	5.86%	1.11%	to	1.11%
Hartford Balanced HLS Fund
2015	175,724,816	$15.685488	to	$19.250700	$817,302,339	0.15%	to	2.55%	1.89%	to	1.92%	(2.34)%	to	0.03%
2014	205,114,766	$15.681152	to	$19.712918	$956,301,262	0.15%	to	2.55%	1.81%	to	1.83%	7.03%	to	9.63%
2013	247,249,245	$14.304249	to	$18.418724	$1,047,240,329	0.15%	to	2.55%	1.61%	to	1.62%	18.14%	to	21.01%
2012	300,957,251	$11.820994	to	$15.590722	$1,048,363,693	0.15%	to	2.55%	2.90%	to	3.01%	9.20%	to	11.85%
2011	375,251,153	$10.568236	to	$14.276884	$1,147,584,568	0.15%	to	2.55%	1.46%	to	1.65%	(0.95)%	to	2.00%
Hartford Total Return Bond HLS Fund
2015	108,736,467	$10.603134	to	$12.453762	$308,268,283	0.15%	to	2.55%	2.93%	to	2.98%	(3.31)%	to	(0.74)%
2014	128,772,154	$10.681775	to	$12.879894	$370,280,264	0.15%	to	2.55%	2.97%	to	3.27%	3.02%	to	5.73%
2013	156,862,258	$10.103003	to	$12.502215	$422,212,220	0.15%	to	2.55%	3.68%	to	3.88%	(4.13)%	to	(1.51)%
2012	207,845,620	$10.258086	to	$13.041067	$565,319,207	0.15%	to	2.55%	3.89%	to	4.09%	4.57%	to	7.38%
2011	258,364,503	$9.553434	to	$12.471357	$647,327,563	0.15%	to	2.55%	0.22%	to	0.22%	4.04%	to	6.83%
Hartford Capital Appreciation HLS Fund
2015	146,912,438	$23.425414	to	$46.767179	$1,273,264,469	0.15%	to	2.55%	0.88%	to	0.89%	(1.53)%	to	0.87%
2014	171,294,753	$23.788675	to	$46.365865	$1,467,086,807	0.15%	to	2.55%	0.69%	to	0.87%	4.60%	to	7.15%
2013	206,357,011	$22.741479	to	$43.273468	$1,628,087,321	0.15%	to	2.55%	0.19%	to	0.91%	35.58%	to	38.87%
2012	260,386,444	$16.773521	to	$31.161179	$1,449,743,721	0.15%	to	2.55%	1.45%	to	2.03%	15.36%	to	18.16%
2011	331,206,737	$14.540101	to	$26.371763	$1,524,850,509	0.15%	to	2.55%	0.53%	to	0.75%	(13.85)%	to	(11.54)%
Hartford Dividend and Growth HLS Fund
2015	144,583,898	$7.603607	to	$20.694545	$570,124,408	0.25%	to	2.55%	1.84%	to	1.92%	(3.65)%	to	(1.40)%
2014	170,572,101	$7.711883	to	$21.477674	$683,220,501	0.25%	to	2.55%	1.88%	to	1.92%	10.12%	to	12.68%
2013	205,934,346	$6.844185	to	$19.504567	$733,690,562	0.25%	to	2.55%	0.38%	to	2.24%	28.60%	to	31.59%
2012	258,584,997	$5.200999	to	$15.166408	$698,468,502	0.25%	to	2.55%	1.82%	to	2.09%	10.73%	to	13.31%
2011	329,414,810	$4.590095	to	$13.696281	$781,081,584	0.25%	to	2.55%	1.83%	to	2.01%	(1.48)%	to	1.00%
Hartford Healthcare HLS Fund
2015	7,525,871	$6.704291	to	$34.002148	$42,347,973	0.25%	to	2.55%	—	to	—	10.13%	to	12.93%
2014	8,717,914	$5.936772	to	$30.873490	$43,932,151	0.25%	to	2.55%	0.04%	to	0.26%	23.80%	to	27.08%
2013	10,269,066	$4.671807	to	$24.937357	$41,176,682	0.25%	to	2.55%	—	to	0.53%	47.69%	to	51.46%
2012	12,923,594	$3.084440	to	$16.919866	$34,485,122	0.25%	to	2.50%	0.12%	to	0.39%	17.35%	to	20.32%
2011	16,158,351	$2.563448	to	$14.417758	$36,257,021	0.25%	to	2.50%	—	to	0.05%	5.59%	to	8.27%
Hartford Global Growth HLS Fund
2015	34,899,664	$3.452731	to	$22.424533	$86,345,470	0.25%	to	2.55%	0.35%	to	0.47%	5.05%	to	7.77%
2014	39,694,766	$3.203830	to	$21.346842	$91,414,841	0.25%	to	2.55%	0.34%	to	0.46%	3.90%	to	6.52%
2013	39,039,397	$3.007662	to	$20.545960	$83,486,826	0.25%	to	2.55%	—	to	0.77%	32.48%	to	35.95%
2012	51,657,517	$2.212255	to	$15.540082	$79,561,876	0.25%	to	2.50%	0.25%	to	0.56%	20.06%	to	23.10%
2011	66,182,312	$1.797149	to	$12.943305	$83,010,806	0.25%	to	2.50%	—	to	0.04%	(16.23)%	to	(14.10)%
Hartford Disciplined Equity HLS Fund
2015	35,503,096	$2.967304	to	$24.706032	$83,817,386	0.25%	to	2.50%	0.48%	to	0.81%	3.96%	to	6.57%
2014	41,670,115	$2.784441	to	$23.764555	$92,593,303	0.25%	to	2.50%	0.50%	to	0.73%	13.01%	to	15.89%
2013	51,126,833	$2.402636	to	$21.029577	$97,256,674	0.25%	to	2.50%	0.75%	to	1.72%	32.13%	to	35.48%
2012	66,748,638	$1.773440	to	$16.047298	$92,089,204	0.25%	to	2.55%	1.30%	to	1.57%	14.66%	to	17.33%
2011	89,208,318	$1.511537	to	$13.909021	$105,340,389	0.25%	to	2.50%	1.20%	to	1.22%	(1.59)%	to	0.90%
Hartford Growth Opportunities HLS Fund
2015	40,407,856	$3.532119	to	$26.419523	$128,857,837	0.25%	to	2.55%	—	to	0.13%	8.66%	to	11.46%
2014	44,635,102	$3.169054	to	$24.313439	$127,506,902	0.25%	to	2.55%	0.02%	to	0.17%	10.96%	to	13.86%
2013	33,504,355	$2.783319	to	$22.189472	$84,274,998	0.25%	to	2.55%	—	to	0.01%	32.33%	to	35.40%
2012	42,585,420	$2.055557	to	$16.768515	$79,127,667	0.25%	to	2.55%	—	to	—	23.67%	to	26.54%
2011	53,540,344	$1.624412	to	$13.476717	$79,148,797	0.25%	to	2.50%	—	to	—	(11.35)%	to	(9.10)%
Hartford High Yield HLS Fund
2015	27,624,803	$2.536849	to	$18.644118	$60,315,993	0.25%	to	2.55%	6.38%	to	6.65%	(6.97)%	to	(4.54)%
2014	34,094,848	$2.303596	to	$20.040308	$78,188,552	0.80%	to	2.55%	7.38%	to	7.55%	(0.26)%	to	1.76%
2013	42,335,317	$2.597293	to	$20.093255	$95,403,790	0.25%	to	2.55%	0.79%	to	7.74%	3.50%	to	6.16%
2012	57,473,872	$2.446482	to	$19.414004	$121,751,909	0.25%	to	2.55%	8.58%	to	8.85%	11.16%	to	14.03%
2011	68,062,562	$2.145549	to	$17.465364	$127,226,267	0.25%	to	2.55%	8.17%	to	8.74%	1.81%	to	4.43%
Hartford International Opportunities HLS Fund
2015	81,175,591	$4.215734	to	$16.533795	$190,332,104	0.15%	to	2.55%	1.22%	to	1.41%	(0.91)%	to	1.72%
2014	93,429,334	$4.144313	to	$16.685282	$216,937,211	0.15%	to	2.55%	1.96%	to	2.20%	(6.56)%	to	(4.02)%
2013	111,338,122	$4.317809	to	$17.855902	$269,383,602	0.15%	to	2.55%	1.83%	to	2.13%	18.23%	to	21.37%
2012	139,938,612	$3.557593	to	$15.103260	$276,679,761	0.15%	to	2.55%	1.60%	to	1.87%	16.88%	to	20.02%
2011	179,841,046	$2.964282	to	$12.922294	$294,853,437	0.15%	to	2.55%	0.05%	to	0.05%	(16.35)%	to	(14.10)%
Hartford Small/Mid Cap Equity HLS Fund
2015	1,076,921	$16.038953	to	$24.894745	$16,486,385	0.80%	to	2.55%	0.98%	to	1.24%	(7.36)%	to	(5.49)%
2014	1,262,000	$16.971289	to	$26.873052	$20,892,009	0.80%	to	2.55%	1.28%	to	1.59%	2.36%	to	4.39%
2013	1,639,134	$16.258339	to	$26.253881	$25,838,575	0.80%	to	2.55%	—	to	1.36%	33.63%	to	36.42%
2012	1,824,121	$11.918226	to	$19.686458	$21,107,459	0.80%	to	2.50%	0.28%	to	0.62%	12.73%	to	14.95%
2011	2,496,015	$10.368228	to	$17.463407	$25,323,643	0.80%	to	2.50%	—	to	—	(3.80)%	to	(1.92)%
Hartford MidCap HLS Fund
2015	20,369,154	$9.206314	to	$24.638323	$149,594,588	0.25%	to	2.35%	0.07%	to	0.08%	(1.02)%	to	1.34%
2014	23,194,199	$9.084240	to	$24.891435	$169,943,855	0.25%	to	2.35%	—	to	0.10%	8.51%	to	11.09%
2013	26,974,047	$8.177076	to	$22.938841	$179,429,154	0.25%	to	2.35%	0.01%	to	0.13%	36.22%	to	39.47%
2012	32,175,969	$5.863032	to	$16.839398	$154,714,644	0.25%	to	2.35%	0.57%	to	0.84%	16.37%	to	19.14%
2011	38,450,775	$4.921014	to	$14.470014	$156,574,979	0.25%	to	2.35%	0.19%	to	0.68%	(10.30)%	to	(8.15)%
Hartford MidCap Value HLS Fund
2015	36,085,126	$3.271411	to	$27.233257	$98,806,734	0.25%	to	2.55%	0.58%	to	0.59%	(3.70)%	to	(1.46)%
2014	41,353,283	$3.319820	to	$28.279521	$116,895,360	0.25%	to	2.55%	0.68%	to	0.68%	5.49%	to	7.95%
2013	48,702,978	$3.075452	to	$26.807485	$128,470,601	0.25%	to	2.55%	0.98%	to	1.24%	31.32%	to	34.37%
2012	58,797,850	$2.288749	to	$20.413988	$116,362,266	0.25%	to	2.55%	0.90%	to	1.18%	21.81%	to	24.64%
2011	71,833,903	$1.836277	to	$16.759168	$115,420,468	0.25%	to	2.55%	0.01%	to	0.01%	(11.09)%	to	(8.79)%
Hartford Ultrashort Bond HLS Fund
2015	48,459,653	$3.987933	to	$8.373392	$73,743,189	0.15%	to	2.55%	0.32%	to	0.32%	(2.39)%	to	(0.02)%
2014	57,715,886	$3.988756	to	$8.578740	$88,126,047	0.15%	to	2.55%	—	to	—	(2.42)%	to	(0.05)%
2013	79,151,064	$3.990668	to	$8.791539	$121,294,430	0.15%	to	2.55%	—	to	—	(2.52)%	to	(0.15)%
2012	102,291,951	$3.996574	to	$9.018619	$156,530,238	0.15%	to	2.55%	—	to	—	(2.52)%	to	(0.15)%
2011	136,776,976	$4.002492	to	$9.251565	$208,961,675	0.15%	to	2.55%	—	to	—	(2.52)%	to	(0.15)%
Hartford Small Company HLS Fund
2015	24,879,058	$4.822478	to	$21.868502	$80,140,972	0.25%	to	2.55%	—	to	—	(10.76)%	to	(8.44)%
2014	28,308,641	$5.267087	to	$24.504167	$100,026,821	0.25%	to	2.55%	—	to	—	4.16%	to	6.80%
2013	34,169,068	$4.931545	to	$23.525408	$112,459,420	0.25%	to	2.55%	—	to	0.06%	40.35%	to	44.02%
2012	43,186,433	$3.424249	to	$16.762227	$98,044,142	0.25%	to	2.55%	—	to	—	12.45%	to	15.35%
2011	53,086,562	$2.968555	to	$14.906962	$104,571,988	0.25%	to	2.55%	—	to	—	(6.05)%	to	(3.60)%
Hartford SmallCap Growth HLS Fund
2015	20,793,936	$3.013356	to	$29.363183	$57,663,417	0.25%	to	2.55%	—	to	0.08%	(3.29)%	to	(0.79)%
2014	25,000,819	$3.037502	to	$30.362382	$70,005,871	0.25%	to	2.55%	—	to	0.07%	2.92%	to	5.57%
2013	31,837,457	$2.877227	to	$29.882823	$84,357,776	0.25%	to	2.55%	0.37%	to	0.40%	41.23%	to	44.51%
2012	40,289,087	$1.991050	to	$21.159468	$73,697,224	0.25%	to	2.55%	—	to	—	14.44%	to	17.10%
2011	55,798,306	$1.700254	to	$18.375232	$87,623,172	0.25%	to	2.50%	—	to	—	(1.33)%	to	1.17%
Hartford Stock HLS Fund
2015	88,919,467	$23.602862	to	$30.250241	$494,987,083	0.15%	to	2.55%	1.51%	to	1.85%	(0.10)%	to	2.59%
2014	103,072,077	$23.697685	to	$29.486700	$555,423,299	0.15%	to	2.50%	1.61%	to	1.83%	8.29%	to	11.14%
2013	124,166,831	$21.882569	to	$26.531164	$596,911,162	0.15%	to	2.50%	1.87%	to	1.92%	28.67%	to	32.05%
2012	156,557,773	$17.147153	to	$20.092090	$548,666,998	0.15%	to	2.55%	2.05%	to	2.10%	11.51%	to	14.21%
2011	201,067,824	$15.283010	to	$17.591760	$590,668,733	0.15%	to	2.50%	1.33%	to	1.45%	(3.78)%	to	(1.24)%
Hartford U.S. Government Securities HLS Fund
2015	82,396,563	$9.872641	to	$11.786478	$100,552,894	0.15%	to	2.55%	1.60%	to	1.81%	(1.20)%	to	1.41%
2014	94,801,346	$9.992560	to	$11.622614	$115,577,320	0.15%	to	2.55%	1.61%	to	1.96%	0.01%	to	2.66%
2013	112,401,348	$9.991997	to	$11.321412	$135,461,174	0.15%	to	2.55%	2.05%	to	2.39%	(4.44)%	to	(1.83)%
2012	147,597,598	$10.456247	to	$11.532398	$183,118,500	0.15%	to	2.55%	2.57%	to	2.97%	0.83%	to	3.54%
2011	180,716,732	$10.369954	to	$11.138062	$218,686,357	0.15%	to	2.55%	2.37%	to	2.65%	1.98%	to	4.72%
Hartford Value HLS Fund
2015	40,050,259	$2.362391	to	$20.083965	$78,975,637	0.25%	to	2.55%	1.59%	to	1.59%	(5.52)%	to	(3.32)%
2014	46,607,452	$2.443602	to	$21.257953	$96,239,553	0.25%	to	2.55%	1.53%	to	1.56%	8.56%	to	11.09%
2013	57,518,803	$2.199698	to	$19.581385	$108,099,539	0.25%	to	2.55%	0.37%	to	1.71%	28.62%	to	31.61%
2012	71,600,681	$1.671361	to	$15.224093	$103,633,036	0.25%	to	2.55%	2.40%	to	3.10%	14.04%	to	16.69%
2011	92,805,893	$1.432253	to	$13.349502	$116,313,621	0.25%	to	2.55%	1.75%	to	1.76%	(4.43)%	to	(2.20)%
Huntington VA Dividend Capture Fund
2015	3,101,282	$2.151928	to	$20.736132	$7,046,108	1.15%	to	2.40%	4.13%	to	4.31%	(5.36)%	to	(4.17)%
2014	4,050,318	$2.245462	to	$21.909730	$9,630,515	1.15%	to	2.40%	3.39%	to	4.32%	7.55%	to	8.90%
2013	3,112,050	$2.061925	to	$20.371930	$7,009,918	1.15%	to	2.40%	2.61%	to	3.10%	17.12%	to	18.59%
2012	4,240,330	$1.738670	to	$17.394035	$7,956,101	1.15%	to	2.40%	3.49%	to	3.92%	8.82%	to	10.19%
2011	6,003,866	$1.577853	to	$15.983621	$9,985,394	1.15%	to	2.40%	3.61%	to	3.67%	4.53%	to	5.85%
Huntington VA Situs Fund
2015	1,748,465	$2.009360	to	$22.517014	$3,369,024	1.15%	to	2.40%	0.55%	to	0.58%	(9.37)%	to	(8.23)%
2014	2,430,387	$2.189533	to	$24.844951	$5,107,641	1.15%	to	2.40%	0.12%	to	0.31%	(4.39)%	to	(3.18)%
2013	696,720	$2.261524	to	$25.984712	$1,556,758	1.15%	to	2.40%	0.28%	to	0.34%	28.80%	to	30.41%
2012	939,319	$1.734112	to	$20.175038	$1,592,365	1.15%	to	2.40%	—	to	—	19.72%	to	21.23%
2011	1,343,334	$1.430484	to	$16.851724	$1,880,626	1.15%	to	2.40%	0.02%	to	0.02%	(3.26)%	to	(2.04)%
BlackRock Global Opportunities V.I. Fund
2015	5,759	$1.467442	to	$17.084505	$30,341	1.25%	to	2.20%	0.92%	to	0.98%	(1.48)%	to	(0.54)%
2014	5,948	$1.475365	to	$17.340787	$33,938	1.25%	to	2.20%	1.02%	to	1.17%	(6.24)%	to	(5.34)%
2013	6,596	$1.558655	to	$18.494662	$48,023	1.25%	to	2.20%	0.37%	to	0.50%	26.95%	to	28.16%
2012	34,243	$1.216142	to	$14.568218	$59,363	1.25%	to	2.20%	1.06%	to	1.12%	12.12%	to	13.19%
2011	68,985	$1.074414	to	$1.297491	$87,815	1.25%	to	1.80%	0.59%	to	1.12%	(13.96)%	to	(13.48)%
BlackRock Large Cap Growth V.I. Fund
2015	30,329	$1.580319	to	$1.790742	$53,548	1.25%	to	1.80%	0.60%	to	0.61%	0.90%	to	1.45%
2014	30,363	$1.557693	to	$1.774843	$53,094	1.25%	to	1.80%	0.56%	to	0.57%	12.13%	to	12.75%
2013	30,433	$1.381592	to	$1.582869	$47,421	1.25%	to	1.80%	0.31%	to	0.71%	31.53%	to	32.26%
2012	72,228	$1.044631	to	$1.203418	$86,310	1.25%	to	1.80%	1.09%	to	1.42%	13.17%	to	13.79%
2011	171,693	$0.918020	to	$1.063394	$170,015	1.25%	to	1.80%	0.11%	to	1.01%	0.63%	to	1.18%
UIF U.S. Real Estate Portfolio
2015	29,634	$15.806095	to	$15.806095	$468,400	1.25%	to	1.25%	1.18%	to	1.18%	0.66%	to	0.66%
2014	30,630	$15.703049	to	$15.703049	$480,977	1.25%	to	1.25%	1.24%	to	1.24%	27.82%	to	27.82%
2013	36,957	$12.285318	to	$12.285318	$454,029	1.25%	to	1.25%	0.84%	to	0.84%	0.49%	to	0.49%
2012	45,181	$12.225565	to	$12.225565	$552,360	1.25%	to	1.25%	0.62%	to	0.62%	14.19%	to	14.19%
2011	44,824	$10.706707	to	$10.706707	$479,918	1.25%	to	1.25%	0.56%	to	0.56%	4.35%	to	4.35%
Invesco V.I. Equity and Income Fund
2015	16,646	$15.774315	to	$15.774315	$262,579	1.25%	to	1.25%	2.27%	to	2.27%	(3.80)%	to	(3.80)%
2014	30,205	$16.396635	to	$16.396635	$495,265	1.25%	to	1.25%	1.52%	to	1.52%	7.42%	to	7.42%
2013	33,549	$15.264633	to	$15.264633	$512,119	1.25%	to	1.25%	1.44%	to	1.44%	23.34%	to	23.34%
2012	33,170	$12.376498	to	$12.376498	$410,529	1.25%	to	1.25%	1.77%	to	1.77%	10.99%	to	10.99%
2011	35,180	$11.150757	to	$11.150757	$392,282	1.25%	to	1.25%	1.77%	to	1.77%	(2.53)%	to	(2.53)%
UIF Mid Cap Growth Portfolio
2015	21,141	$15.983940	to	$15.983940	$337,914	1.25%	to	1.25%	—	to	—	(7.16)%	to	(7.16)%
2014	29,114	$17.216246	to	$17.216246	$501,232	1.25%	to	1.25%	—	to	—	0.58%	to	0.58%
2013	32,539	$17.117780	to	$17.117780	$556,993	1.25%	to	1.25%	0.22%	to	0.22%	35.78%	to	35.78%
2012	36,633	$12.607167	to	$12.607167	$461,837	1.25%	to	1.25%	—	to	—	7.14%	to	7.14%
2011	74,710	$11.766695	to	$11.766695	$879,094	1.25%	to	1.25%	0.25%	to	0.25%	(8.33)%	to	(8.33)%
Columbia Variable Portfolio — International Opportunities Fund+
2015	2,995,365	$2.148426	to	$16.174372	$6,103,877	1.25%	to	2.50%	0.28%	to	0.30%	(2.50)%	to	(1.27)%
2014	3,547,829	$2.176152	to	$16.589279	$7,332,656	1.25%	to	2.50%	0.03%	to	0.03%	(7.44)%	to	(6.27)%
2013	4,233,320	$2.321793	to	$18.013642	$9,338,322	1.25%	to	2.40%	0.41%	to	0.43%	17.54%	to	18.90%
2012	5,441,670	$1.952720	to	$15.325265	$10,122,780	1.25%	to	2.40%	0.94%	to	1.08%	14.83%	to	16.16%
2011	6,909,284	$1.681051	to	$13.345665	$11,024,175	1.25%	to	2.40%	0.79%	to	0.79%	(18.17)%	to	(17.23)%
Columbia Variable Portfolio — Large Cap Growth Fund III+
2015	6,797,828	$2.897275	to	$22.724427	$19,249,172	1.25%	to	2.50%	0.16%	to	0.16%	0.04%	to	1.30%
2014	7,784,735	$2.860083	to	$22.715030	$21,756,908	1.25%	to	2.50%	0.50%	to	0.50%	9.68%	to	11.06%
2013	9,168,284	$1.597460	to	$2.575325	$23,030,718	1.25%	to	2.25%	0.43%	to	0.44%	35.03%	to	36.39%
2012	11,245,188	$1.888275	to	$15.470623	$20,911,159	1.25%	to	2.35%	—	to	0.36%	9.44%	to	10.65%
2011	13,758,585	$1.079942	to	$1.706579	$22,793,039	1.25%	to	2.25%	0.42%	to	0.43%	(4.78)%	to	(3.82)%
Columbia Variable Portfolio — Asset Allocation Fund
2015	1,383,041	$1.486726	to	$1.690305	$2,280,515	1.25%	to	2.15%	2.04%	to	2.09%	(1.08)%	to	(0.19)%
2014	1,673,350	$1.503008	to	$1.693505	$2,771,226	1.25%	to	2.15%	1.49%	to	2.45%	7.71%	to	8.68%
2013	1,909,000	$1.395476	to	$1.558248	$2,912,490	1.25%	to	2.15%	2.38%	to	2.43%	15.66%	to	16.70%
2012	2,354,861	$1.206558	to	$1.335237	$3,080,384	1.25%	to	2.15%	2.15%	to	2.28%	10.63%	to	11.63%
2011	2,737,227	$1.090673	to	$1.196179	$3,216,565	1.25%	to	2.15%	2.58%	to	2.63%	(2.96)%	to	(2.08)%
Variable Portfolio — Loomis Sayles Growth Fund II +
2015	4,348,863	$2.764897	to	$21.674345	$11,645,362	1.25%	to	2.50%	0.11%	to	0.11%	(0.35)%	to	0.90%
2014	5,232,054	$2.740165	to	$21.750726	$13,856,929	1.25%	to	2.50%	0.21%	to	0.22%	6.72%	to	8.06%
2013	6,600,912	$2.535712	to	$20.484947	$16,062,389	1.25%	to	2.40%	0.23%	to	0.24%	32.43%	to	33.96%
2012	8,187,617	$1.892900	to	$15.468473	$15,069,644	1.25%	to	2.40%	0.68%	to	0.81%	9.58%	to	10.84%
2011	10,834,808	$1.707725	to	$14.116639	$17,667,644	1.25%	to	2.40%	0.30%	to	0.30%	(4.95)%	to	(3.85)%
Columbia Variable Portfolio — Large Cap Growth Fund II+
2015	1,751,737	$1.688280	to	$20.078399	$2,889,550	1.25%	to	2.50%	—	to	—	(0.97)%	to	0.28%
2014	2,019,373	$1.683564	to	$20.274238	$3,323,443	1.25%	to	2.50%	—	to	—	6.37%	to	7.71%
2013	2,315,752	$1.563100	to	$2.018970	$3,561,622	1.25%	to	2.25%	0.43%	to	0.44%	39.27%	to	40.67%
2012	2,966,094	$1.111214	to	$1.449693	$3,281,901	1.25%	to	2.25%	—	to	—	8.91%	to	10.00%
2011	3,896,200	$1.010204	to	$1.331140	$3,916,959	1.25%	to	2.25%	—	to	—	(13.89)%	to	(13.03)%
Columbia Variable Portfolio — Dividend Opportunity Fund
2015	515,538	$12.033741	to	$12.756826	$6,476,207	1.25%	to	2.50%	—	to	—	(5.06)%	to	(3.86)%
2014	599,157	$12.674661	to	$13.269215	$7,856,821	1.25%	to	2.50%	—	to	—	7.36%	to	8.71%
2013	776,615	$11.837228	to	$12.206023	$9,382,552	1.25%	to	2.40%	—	to	—	23.81%	to	25.24%
2012	922,445	$9.560641	to	$9.745925	$8,936,226	1.25%	to	2.40%	—	to	—	11.40%	to	12.69%
2011	1,137,097	$8.582358	to	$8.648685	$9,810,825	1.25%	to	2.40%	—	to	—	(14.18)%	to	(13.51)%
Columbia Variable Portfolio — Income Opportunities Fund
2015	444,440	$9.934939	to	$10.257794	$4,513,465	1.25%	to	2.40%	9.40%	to	9.43%	(3.34)%	to	(2.23)%
2014	525,710	$10.278689	to	$10.491337	$5,480,357	1.25%	to	2.40%	—	to	—	1.55%	to	2.73%
2013	630,751	$10.121603	to	$10.212888	$6,422,465	1.25%	to	2.40%	6.08%	to	6.50%	1.22%	to	2.13%
Columbia Variable Portfolio — Mid Cap Growth Fund+
2015	479,927	$12.938596	to	$13.396280	$6,346,056	1.25%	to	2.50%	—	to	—	3.01%	to	4.30%
2014	514,802	$12.560806	to	$12.843546	$6,563,943	1.25%	to	2.50%	—	to	—	4.76%	to	6.08%
2013	655,018	$11.999138	to	$12.107309	$7,903,833	1.25%	to	2.40%	—	to	—	19.99%	to	21.07%
Oppenheimer Global Fund/VA
2015	46,947	$14.676617	to	$14.676617	$689,022	1.25%	to	1.25%	1.05%	to	1.05%	2.38%	to	2.38%
2014	59,824	$14.334809	to	$14.334809	$857,566	1.25%	to	1.25%	0.84%	to	0.84%	0.79%	to	0.79%
2013	64,174	$14.222748	to	$14.222748	$912,736	1.25%	to	1.25%	1.12%	to	1.12%	25.41%	to	25.41%
2012	57,702	$11.340551	to	$11.340551	$654,378	1.25%	to	1.25%	2.02%	to	2.02%	19.45%	to	19.45%
2011	64,682	$9.494036	to	$9.494036	$614,093	1.25%	to	1.25%	1.08%	to	1.08%	(9.66)%	to	(9.66)%
Putnam VT Small Cap Value Fund
2015	20,828	$12.825188	to	$12.825188	$267,119	1.25%	to	1.25%	0.89%	to	0.89%	(5.43)%	to	(5.43)%
2014	24,811	$13.561392	to	$13.561392	$336,469	1.25%	to	1.25%	0.49%	to	0.49%	2.15%	to	2.15%
2013	34,092	$13.276071	to	$13.276071	$452,607	1.25%	to	1.25%	0.77%	to	0.77%	37.87%	to	37.87%
2012	25,529	$9.629143	to	$9.629143	$245,827	1.25%	to	1.25%	0.53%	to	0.53%	16.03%	to	16.03%
2011	38,543	$8.298939	to	$8.298939	$319,866	1.25%	to	1.25%	0.51%	to	0.51%	(5.91)%	to	(5.91)%
PIMCO VIT Real Return Portfolio
2015	58,126	$13.353479	to	$13.353479	$776,175	1.25%	to	1.25%	3.98%	to	3.98%	(3.91)%	to	(3.91)%
2014	70,528	$13.897485	to	$13.897485	$980,153	1.25%	to	1.25%	1.43%	to	1.43%	1.82%	to	1.82%
2013	87,365	$13.649217	to	$13.649217	$1,192,462	1.25%	to	1.25%	1.39%	to	1.39%	(10.35)%	to	(10.35)%
2012	131,658	$15.224338	to	$15.224338	$2,004,403	1.25%	to	1.25%	1.09%	to	1.09%	7.41%	to	7.41%
2011	128,535	$14.173838	to	$14.173838	$1,821,844	1.25%	to	1.25%	2.11%	to	2.11%	10.29%	to	10.29%
Pioneer Fund VCT Portfolio
2015	6,146,814	$1.440746	to	$1.621117	$9,596,668	1.15%	to	2.30%	0.80%	to	0.82%	(2.64)%	to	(1.51)%
2014	7,631,990	$1.479781	to	$1.646007	$12,149,472	1.15%	to	2.30%	0.77%	to	0.92%	8.26%	to	9.51%
2013	9,834,682	$1.366869	to	$1.503025	$14,356,258	1.15%	to	2.30%	1.01%	to	1.03%	29.96%	to	31.46%
2012	13,226,017	$1.051745	to	$1.143296	$14,731,659	1.15%	to	2.30%	1.25%	to	1.27%	7.45%	to	8.69%
2011	17,394,786	$0.978817	to	$1.051851	$17,866,501	1.15%	to	2.30%	1.11%	to	1.24%	(6.72)%	to	(5.64)%
Pioneer Mid Cap Value VCT Portfolio
2015	13,072	$14.660195	to	$14.660195	$191,641	1.25%	to	1.25%	0.55%	to	0.55%	(7.52)%	to	(7.52)%
2014	16,930	$15.851783	to	$15.851783	$268,377	1.25%	to	1.25%	0.66%	to	0.66%	13.37%	to	13.37%
2013	16,317	$13.981972	to	$13.981972	$228,143	1.25%	to	1.25%	0.77%	to	0.77%	31.10%	to	31.10%
2012	15,639	$10.664780	to	$10.664780	$166,792	1.25%	to	1.25%	0.87%	to	0.87%	9.45%	to	9.45%
2011	20,243	$9.744016	to	$9.744016	$197,248	1.25%	to	1.25%	0.62%	to	0.62%	(7.01)%	to	(7.01)%
Jennison 20/20 Focus Fund
2015	45,395	$2.084739	to	$2.216834	$95,974	1.25%	to	1.80%	—	to	—	3.97%	to	4.55%
2014	50,306	$2.005053	to	$2.120395	$101,813	1.25%	to	1.80%	—	to	—	4.80%	to	5.38%
2013	71,904	$1.913229	to	$2.012183	$140,340	1.25%	to	1.80%	—	to	—	27.05%	to	27.75%
2012	149,419	$1.505915	to	$1.575130	$231,650	1.25%	to	1.80%	—	to	—	8.64%	to	9.24%
2011	215,097	$1.386114	to	$1.441875	$305,073	1.25%	to	1.80%	—	to	—	(6.21)%	to	(5.69)%
Jennison Fund
2015	488,946	$1.271003	to	$1.670986	$624,304	1.25%	to	1.80%	—	to	—	9.05%	to	9.65%
2014	538,670	$1.159140	to	$1.532315	$629,661	1.25%	to	1.80%	—	to	—	7.63%	to	8.22%
2013	544,553	$1.071091	to	$1.423730	$590,046	1.25%	to	1.80%	—	to	—	34.67%	to	35.41%
2012	1,375,040	$0.791008	to	$1.057224	$1,084,910	1.25%	to	1.80%	—	to	—	13.66%	to	14.29%
2011	1,445,167	$0.692103	to	$0.930130	$1,006,112	1.25%	to	1.80%	—	to	—	(1.87)%	to	(1.33)%
Prudential Value Portfolio
2015	162,652	$1.704980	to	$20.175000	$390,205	1.25%	to	2.20%	—	to	—	(10.54)%	to	(9.68)%
2014	163,418	$1.887733	to	$22.550970	$444,210	1.25%	to	2.20%	—	to	—	7.27%	to	8.30%
2013	256,894	$1.602147	to	$1.743090	$426,734	1.25%	to	1.95%	—	to	—	29.97%	to	30.88%
2012	346,583	$1.232676	to	$1.331782	$442,775	1.25%	to	1.95%	0.55%	to	0.55%	11.93%	to	12.72%
2011	535,472	$1.101274	to	$1.181513	$610,304	1.25%	to	1.95%	0.52%	to	0.52%	(7.71)%	to	(7.06)%
Prudential SP International Growth Portfolio
2015	41,194	$1.061506	to	$1.137329	$46,043	1.45%	to	1.95%	—	to	—	1.10%	to	1.60%
2014	53,664	$1.049997	to	$1.150396	$59,477	1.25%	to	1.95%	—	to	—	(7.93)%	to	(7.29)%
2013	63,185	$1.140465	to	$1.240799	$75,825	1.25%	to	1.95%	—	to	—	16.22%	to	17.04%
2012	82,656	$0.981260	to	$1.060146	$85,000	1.25%	to	1.95%	—	to	—	19.51%	to	20.35%
2011	119,313	$0.821071	to	$0.880903	$102,187	1.25%	to	1.95%	0.44%	to	0.45%	(16.95)%	to	(16.37)%
Royce Small-Cap Portfolio
2015	37,555	$14.339485	to	$14.339485	$538,526	1.25%	to	1.25%	0.73%	to	0.73%	(12.90)%	to	(12.90)%
2014	42,167	$16.462914	to	$16.462914	$694,187	1.25%	to	1.25%	0.09%	to	0.09%	1.96%	to	1.96%
2013	68,682	$16.146969	to	$16.146969	$1,109,006	1.25%	to	1.25%	1.05%	to	1.05%	33.08%	to	33.08%
2012	79,261	$12.133238	to	$12.133238	$961,691	1.25%	to	1.25%	0.10%	to	0.10%	11.10%	to	11.10%
2011	112,783	$10.920746	to	$10.920746	$1,231,677	1.25%	to	1.25%	0.32%	to	0.32%	(4.49)%	to	(4.49)%
Legg Mason ClearBridge Appreciation Fund
2015	9,562	$25.324321	to	$25.324321	$242,146	1.00%	to	1.00%	0.98%	to	0.98%	0.42%	to	0.42%
2014	9,563	$25.217570	to	$25.217570	$241,151	1.00%	to	1.00%	0.91%	to	0.91%	9.63%	to	9.63%
2013	9,564	$23.002067	to	$23.002067	$219,989	1.00%	to	1.00%	1.01%	to	1.01%	28.00%	to	28.00%
2012	9,565	$17.970774	to	$17.970774	$171,894	1.00%	to	1.00%	1.38%	to	1.38%	14.33%	to	14.33%
2011	9,567	$15.718498	to	$15.718498	$150,373	1.00%	to	1.00%	1.30%	to	1.30%	1.12%	to	1.12%
Victory Variable Insurance Diversified Stock Fund
2015	23,417	$15.276305	to	$16.422075	$376,171	1.25%	to	1.75%	0.56%	to	0.57%	(4.80)%	to	(4.32)%
2014	29,865	$17.163150	to	$20.372631	$503,663	1.25%	to	2.00%	0.87%	to	0.90%	8.02%	to	8.83%
2013	35,191	$15.770465	to	$18.860398	$542,829	1.25%	to	2.00%	0.62%	to	0.62%	31.28%	to	32.27%
2012	44,632	$11.923243	to	$14.366565	$520,407	1.25%	to	2.00%	0.91%	to	0.97%	13.98%	to	14.84%
2011	58,078	$9.853555	to	$10.382932	$584,927	1.25%	to	1.75%	0.64%	to	0.69%	(8.44)%	to	(7.98)%
Invesco V.I. Comstock Fund
2015	10,726	$15.114185	to	$15.114185	$162,106	1.25%	to	1.25%	1.69%	to	1.69%	(7.36)%	to	(7.36)%
2014	14,410	$16.314960	to	$16.314960	$235,099	1.25%	to	1.25%	1.16%	to	1.16%	7.75%	to	7.75%
2013	15,737	$15.142159	to	$15.142159	$238,299	1.25%	to	1.25%	1.54%	to	1.54%	33.97%	to	33.97%
2012	13,350	$11.302669	to	$11.302669	$150,885	1.25%	to	1.25%	1.52%	to	1.52%	17.45%	to	17.45%
2011	13,881	$9.623546	to	$9.623546	$133,585	1.25%	to	1.25%	1.34%	to	1.34%	(3.32)%	to	(3.32)%
Invesco V.I. American Franchise Fund
2015	108,052	$14.554192	to	$15.181179	$1,610,154	1.25%	to	2.35%	—	to	—	2.57%	to	3.70%
2014	82,994	$14.270517	to	$14.639201	$1,210,863	1.25%	to	2.15%	0.04%	to	0.04%	6.13%	to	7.09%
2013	99,800	$13.445810	to	$13.669622	$1,361,018	1.25%	to	2.15%	0.44%	to	0.45%	37.16%	to	38.40%
2012	162,164	$9.786561	to	$9.876982	$1,597,939	1.25%	to	2.35%	—	to	—	(2.13)%	to	(1.23)%
Wells Fargo VT Index Asset Allocation Fund+
2015	7,616	$1.862327	to	$1.862327	$14,183	1.90%	to	1.90%	1.03%	to	1.03%	(0.66)%	to	(0.66)%
2014	7,287	$1.874650	to	$1.874650	$13,660	1.90%	to	1.90%	1.53%	to	1.53%	15.84%	to	15.84%
2013	7,287	$1.618343	to	$1.618343	$11,792	1.90%	to	1.90%	1.65%	to	1.65%	17.38%	to	17.38%
2012	7,291	$1.378700	to	$1.378700	$10,053	1.90%	to	1.90%	1.42%	to	1.42%	10.91%	to	10.91%
2011	192,654	$1.243111	to	$1.272404	$244,183	1.65%	to	1.90%	3.14%	to	3.15%	4.48%	to	4.74%
Wells Fargo VT Total Return Bond Fund+
2015	7,708	$1.507008	to	$1.557915	$11,702	1.65%	to	1.90%	1.29%	to	1.29%	(1.75)%	to	(1.50)%
2014	7,369	$1.533817	to	$1.581679	$11,382	1.65%	to	1.90%	1.36%	to	1.36%	3.60%	to	3.86%
2013	7,304	$1.480466	to	$1.522846	$10,881	1.65%	to	1.90%	1.18%	to	1.25%	(4.27)%	to	(4.03)%
2012	19,738	$1.546485	to	$1.586793	$30,577	1.65%	to	1.90%	1.44%	to	1.49%	4.11%	to	4.37%
2011	35,697	$1.485466	to	$1.520377	$53,069	1.65%	to	1.90%	2.73%	to	2.87%	6.28%	to	6.55%
Wells Fargo VT Intrinsic Value Fund+
2015	1,350	$1.732675	to	$1.732675	$2,338	1.65%	to	1.65%	0.86%	to	0.86%	(2.15)%	to	(2.15)%
2014	1,342	$1.770800	to	$1.770800	$2,378	1.65%	to	1.65%	0.76%	to	0.76%	8.51%	to	8.51%
2013	1,405	$1.631978	to	$1.631978	$2,293	1.65%	to	1.65%	1.03%	to	1.03%	28.17%	to	28.17%
2012	35,864	$1.240846	to	$1.273268	$44,551	1.65%	to	1.90%	1.35%	to	1.36%	17.22%	to	17.52%
2011	37,484	$1.058539	to	$1.083489	$39,719	1.65%	to	1.90%	0.35%	to	0.73%	(4.00)%	to	(3.76)%
Wells Fargo VT International Equity Fund+
2015	3,639,028	$1.907551	to	$14.171400	$5,311,132	1.15%	to	2.45%	3.88%	to	4.10%	(0.18)%	to	1.13%
2014	4,181,779	$1.886318	to	$14.197051	$5,996,920	1.15%	to	2.45%	2.74%	to	2.99%	(7.59)%	to	(6.38)%
2013	4,979,196	$2.014936	to	$15.363555	$7,651,102	1.15%	to	2.45%	2.44%	to	2.48%	17.04%	to	18.57%
2012	6,357,767	$11.788898	to	$13.127174	$8,133,848	1.15%	to	2.45%	1.68%	to	1.68%	10.93%	to	12.18%
2011	7,946,179	$10.508483	to	$11.833521	$8,816,486	1.15%	to	2.45%	0.62%	to	0.62%	(14.90)%	to	(13.79)%
Wells Fargo VT Small Cap Growth Fund+
2015	144,856	$16.734373	to	$18.012433	$2,559,120	1.15%	to	2.50%	—	to	—	(5.04)%	to	(3.75)%
2014	180,041	$17.622403	to	$18.713842	$3,210,246	1.15%	to	2.50%	—	to	—	(4.10)%	to	(2.80)%
2013	223,149	$18.376160	to	$19.252544	$4,121,870	1.15%	to	2.50%	—	to	—	46.84%	to	48.84%
2012	255,212	$12.513990	to	$12.935392	$3,156,776	1.15%	to	2.50%	—	to	—	5.44%	to	6.88%
2011	312,406	$11.867818	to	$12.103026	$3,640,595	1.15%	to	2.50%	—	to	—	(6.71)%	to	(5.44)%
Wells Fargo VT Small Cap Value Fund+
2015	254,442	$12.288846	to	$13.227651	$3,270,459	1.15%	to	2.50%	0.54%	to	0.61%	(12.56)%	to	(11.37)%
2014	320,164	$14.053851	to	$14.924536	$4,672,036	1.15%	to	2.50%	—	to	0.59%	2.05%	to	3.44%
2013	373,443	$13.795343	to	$14.428683	$5,296,213	1.15%	to	2.45%	0.97%	to	0.99%	12.25%	to	13.72%
2012	485,029	$12.290051	to	$12.688341	$6,080,729	1.15%	to	2.45%	1.13%	to	1.15%	11.57%	to	13.03%
2011	693,097	$11.015731	to	$11.225910	$7,725,988	1.15%	to	2.45%	0.88%	to	0.89%	(9.31)%	to	(8.12)%
Wells Fargo VT Opportunity Fund+
2015	246,721	$15.415377	to	$16.345729	$3,996,962	1.15%	to	2.50%	0.35%	to	0.40%	(5.25)%	to	(3.96)%
2014	282,511	$16.269011	to	$17.019429	$4,771,819	1.15%	to	2.50%	0.29%	to	0.44%	7.97%	to	9.44%
2013	323,860	$15.068193	to	$15.551922	$5,005,193	1.15%	to	2.50%	0.44%	to	0.53%	27.76%	to	29.50%
2012	376,503	$11.793976	to	$12.009593	$4,505,827	1.15%	to	2.50%	0.57%	to	0.59%	12.95%	to	14.48%
2011	466,652	$10.442168	to	$10.490576	$4,891,044	1.15%	to	2.50%	—	to	—	4.42%	to	4.91%
HIMCO VIT Index Fund
2015	28,574,730	$11.050342	to	$21.607364	$152,141,264	0.15%	to	2.50%	0.34%	to	0.35%	(1.67)%	to	0.91%
2014	32,745,183	$10.950530	to	$21.973575	$176,285,902	0.15%	to	2.50%	—	to	—	4.09%	to	13.16%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2015 noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholder of
Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and subsidiaries (the "Company") as of December 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2015.  These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on the consolidated financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Hartford, Connecticut
February 26, 2016

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations

	For the years ended December 31,
(In millions)	2015	2014	2013
Revenues
Fee income and other	$1,097	$1,210	$1,462
Earned premiums	92	32	184
Net investment income	1,456	1,543	1,683
Net realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(63)	(31)	(54)
OTTI losses recognized in other comprehensive income (losses) ("OCI")	2	2	9
Net OTTI losses recognized in earnings	(61)	(29)	(45)
Net realized capital gains on investments transferred at fair value in business disposition by reinsurance	—	—	1,561
Other net realized capital gains (losses)	(85)	606	(1,190)
Total net realized capital gains (losses)	(146)	577	326
Total revenues	2,499	3,362	3,655
Benefits, losses and expenses
Benefits, loss and loss adjustment expenses	1,402	1,460	1,758
Amortization of deferred policy acquisition costs	69	206	228
Insurance operating costs and other expenses	524	851	(401)
Reinsurance (gain) loss on disposition	(28)	(23)	1,491
Dividends to policyholders	2	7	18
Total benefits, losses and expenses	1,969	2,501	3,094
Income from continuing operations before income taxes	530	861	561
Income tax expense	30	184	49
Income from continuing operations, net of tax	500	677	512
Loss from discontinued operations, net of tax	—	—	(41)
Net income	500	677	471
Net income attributable to noncontrolling interest	—	1	6
Net income attributable to Hartford Life Insurance Company	$500	$676	$465
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income

	Year Ended December 31,
(In millions)	2015	2014	2013
Comprehensive Income
Net income	$500	$677	$471
Other comprehensive income (loss):
Change in net unrealized gain on securities	(615)	659	(1,257)
Change in net gain on cash-flow hedging instruments	(13)	(9)	(179)
Change in foreign currency translation adjustments	—	(3)	23
OCI, net of tax	(628)	647	(1,413)
Comprehensive income (loss)	(128)	1,324	(942)
Less: Comprehensive income attributable to noncontrolling interest	—	1	6
Comprehensive income (loss) attributable to Hartford Life Insurance Company	$(128)	$1,323	$(948)
 See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets

	As of December 31,
(In millions, except for share data)	2015	2014
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $23,559 and $23,260)	$24,657	$25,436
Fixed maturities, at fair value using the fair value option (includes variable interest entity assets, at fair value, of $49 and $139)	165	280
Equity securities, available-for-sale, at fair value (cost of $471 and $525) (includes equity securities, at fair value using the fair value option, of $281 and $248, and variable interest entity assets of $1 and $0)	459	514
Mortgage loans (net of allowance for loan losses of $19 and $15)	2,918	3,109
Policy loans, at outstanding balance	1,446	1,430
Limited partnerships, and other alternative investments (includes variable interest entity assets of $2 and $3)	1,216	1,309
Other investments	293	442
Short-term investments (includes variable interest entity assets of $2 and $15)	572	2,162
Total investments	31,726	34,682
Cash	305	258
Premiums receivable and agents’ balances, net	19	27
Reinsurance recoverables	20,499	20,053
Deferred policy acquisition costs	542	521
Deferred income taxes, net	1,581	1,237
Other assets	567	308
Separate account assets	120,111	134,689
Total assets	$175,350	$191,775
Liabilities
Reserve for future policy benefits and unpaid losses and loss adjustment expenses	$13,850	$13,624
Other policyholder funds and benefits payable	31,157	31,994
Other liabilities (including variable interest entity liabilities of $12 and $22)	2,070	2,177
Separate account liabilities	120,111	134,689
Total liabilities	167,188	182,484
Commitments and Contingencies (Note 11)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	5,687	6,688
Accumulated other comprehensive income, net of tax	593	1,221
Retained earnings	1,876	1,376
Total stockholder’s equity	8,162	9,291
Total liabilities and stockholder’s equity	$175,350	$191,775
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholder's Equity

(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Non-Controlling Interest	Total Stockholder's Equity
Balance, December 31, 2014	$6	$6,688	$1,221	$1,376	$—	$9,291
Capital contributions to parent	—	(1,001)	—	—	—	(1,001)
Net income	—	—	—	500	—	500
Total other comprehensive income	—	—	(628)	—	—	(628)
Balance, December 31, 2015	$6	$5,687	$593	$1,876	$—	$8,162
Balance, December 31, 2013	$6	$6,959	$574	$700	$—	$8,239
Capital contributions to parent	—	(271)	—	—	—	(271)
Net income	—	—	—	676	1	677
Change in non-controlling interest ownership	—	—	—	—	(1)	(1)
Total other comprehensive income	—	—	647	—	—	647
Balance, December 31, 2014	$6	$6,688	$1,221	$1,376	$—	$9,291
Balance, December 31, 2012	$6	$8,155	$1,987	$235	$—	$10,383
Capital contributions to parent	—	(1,196)	—	—	—	(1,196)
Net income	—	—	—	465	6	471
Change in non-controlling interest ownership					(6)	(6)
Total other comprehensive income	—	—	(1,413)	—	—	(1,413)
Balance, December 31, 2013	$6	$6,959	$574	$700	$—	$8,239
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	For the years ended December 31,
(In millions)	2015	2014	2013
Operating Activities
Net income	$500	$677	$471
Adjustments to reconcile net income to net cash provided by (used for) operating activities
Amortization of deferred policy acquisition costs	69	206	228
Additions to deferred policy acquisition costs	(7)	(14)	(16)
Net realized capital (gains) losses	146	(577)	(678)
Reinsurance (gain) loss on disposition	(28)	(23)	1,491
Depreciation and amortization (accretion), net	(14)	6	53
Other operating activities, net	38	248	(328)
Change in assets and liabilities:
Increase in future policy benefits and unpaid losses and loss adjustment expenses	276	586	230
(Increase) decrease in reinsurance recoverables	(14)	170	(795)
Decrease (increase) in receivables and other assets	257	(30)	(80)
Decrease in payables and accruals	(479)	(882)	(1,532)
(Decrease) increase in accrued and deferred income taxes	(62)	302	589
Net disbursements from investment contracts related to policyholder funds – international unit-linked bonds and pension products	—	—	(1,833)
Net decrease in equity securities, trading	—	—	1,835
Net cash provided by (used for) operating activities	682	669	(365)
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	11,465	10,333	19,206
Fixed maturities, fair value option	107	358	322
Equity securities, available-for-sale	586	107	81
Mortgage loans	467	377	355
Partnerships	252	152	127
Payments for the purchase of:
Fixed maturities and short-term investments, available-for-sale	(11,755)	(7,385)	(14,532)
Fixed maturities, fair value option	(67)	(217)	(134)
Equity securities, available-for-sale	(535)	(363)	(79)
Mortgage loans	(282)	(146)	(177)
Partnerships	(199)	(104)	(99)
Proceeds from business sold	—	—	745
Net proceeds from derivatives	(167)	(66)	(1,900)
Net decrease in policy loans	(31)	(14)	(7)
Net proceeds from (payments for) short-term investments	1,604	(556)	363
Other investing activities, net	1	34	(20)
Net cash provided by investing activities	1,446	2,510	4,251
Financing Activities
Deposits and other additions to investment and universal life-type contracts	4,674	4,567	5,943
Withdrawals and other deductions from investment and universal life-type contracts	(16,972)	(21,810)	(24,473)
Net transfers from separate accounts related to investment and universal life-type contracts	10,987	14,167	16,978
Net increase (decrease) in securities loaned or sold under agreements to repurchase	264	—	(1,615)
Capital contributions to parent	(1,001)	(275)	(1,200)
Fee to recapture affiliate reinsurance	—	—	(347)
Net repayments at maturity or settlement of consumer notes	(33)	(13)	(77)
Net cash used for financing activities	(2,081)	(3,364)	(4,791)
Foreign exchange rate effect on cash	—	(3)	9
Net increase (decrease) in cash	47	(188)	(896)
Cash — beginning of year	258	446	1,342
Cash — end of year	$305	$258	$446
Supplemental Disclosure of Cash Flow Information
Income tax (payments) refunds received	(80)	187	181
Noncash return of capital	—	(4)	(4)
See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)
1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Hartford Life Insurance Company (together with its subsidiaries, “HLIC”, “Company”, “we” or “our”) is a provider of insurance and investment products in the United States (“U.S.”) and is a wholly-owned subsidiary of Hartford Life, Inc., a Delaware corporation ("HLI"). The Hartford Financial Services Group, Inc. (“The Hartford”) is the ultimate parent of the Company.
On June 30, 2014, HLI completed the sale of the issued and outstanding equity of Hartford Life Insurance KK, a Japanese company ("HLIKK"), to ORIX Life Insurance Corporation ("Buyer"), a subsidiary of ORIX Corporation, a Japanese company. Upon closing HLIKK recaptured certain risks reinsured to the Company and Hartford Life and Annuity Insurance Company ("HLAI"), a wholly owned subsidiary of the Company, by terminating intercompany agreements. The Buyer is responsible for all liabilities related to the recaptured business. However, HLAI has continued to provide reinsurance for yen denominated fixed payout annuities. For further discussion of this transaction, see Note 4 - Reinsurance and Note 10 - Transactions with Affiliates of Notes to Consolidated Financial Statements.
Effective April 1, 2014, the Company terminated its modified coinsurance ("modco") and coinsurance with funds withheld reinsurance agreement with White River Life Reinsurance ("WRR"), following receipt of approval from the State of Connecticut Insurance Department ("CTDOI") and Vermont Department of Financial Regulation. On April 30, 2014 The Hartford dissolved WRR. For further discussion of this transaction, see Note 10 - Transactions with Affiliates of Notes to Consolidated Financial Statements.
Effective March 3, 2014, The Hartford made Hartford Life and Accident Insurance Company ("HLA") the single nationwide underwriting company for its Group Benefits business by capitalizing HLA to support the Group Benefits business and separating it from the legal entities that support The Hartford's Talcott Resolution operating segment. On January 30, 2014, The Hartford received approval from the CTDOI for HLAI and the Company to dividend approximately $800 of cash and invested assets to HLA and this dividend was paid on February 27, 2014. All of the issued and outstanding equity of the Company was then distributed from HLA to HLI and the Company became a direct subsidiary of HLI.
On December 12, 2013, the Company completed the sale of the issued and outstanding equity of Hartford Life International Limited, a U.K. company ("HLIL"), to Columbia Insurance Company, a Berkshire Hathaway company.
On January 1, 2013, the Company completed the sale of its Retirement Plans business to Massachusetts Mutual Life Insurance Company ("MassMutual") and on January 2, 2013 the Company completed the sale of its Individual Life insurance business to The Prudential Insurance Company of America ("Prudential"), a subsidiary of Prudential Financial, Inc. These sales were structured as reinsurance transactions.
For further discussion of these transactions, see Note12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.
The Consolidated Financial Statements have been prepared on the basis of accounting principles generally accepted in the United States of America (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.
Consolidation
The Consolidated Financial Statements include the accounts of HLIC, companies in which the Company directly or indirectly has a controlling financial interest and those variable interest entities (“VIEs”) which the Company is required to consolidate. Entities in which HLIC has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. For further discussions on VIEs, see Note 3 - Investments and Derivative Instruments of Notes to Consolidated Financial Statements. All intercompany transactions and balances between HLIC and its subsidiaries have been eliminated.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Discontinued Operations
The results of operations of a component of the Company are reported in discontinued operations when certain criteria are met as of the date of disposal, or earlier if classified as held-for-sale. When a component is identified for discontinued operations reporting, amounts for prior periods are retrospectively reclassified as discontinued operations. Prior to January 1, 2015, components were identified as discontinued operations if the operations and cash flows of the component had been or would be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company would not have any significant continuing involvement in the operations of the component after the disposal transaction. For transactions occurring January 1, 2015 or later, under updated guidance issued by the Financial Accounting Standards Board, components are identified as discontinued operations if they are a major part of an entity's operations and financial results such as a separate major line of business or a separate major geographical area of operations regardless of whether the Company has significant continuing involvement in the operations of the component after the disposal transaction. For information on the specific businesses and related impacts, see Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.
Use of Estimates
The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and other universal life-type contracts; evaluation of other-than-temporary impairments on available-for-sale securities and valuation allowances on investments; living benefits required to be fair valued; valuation of investments and derivative instruments; valuation allowance on deferred tax assets; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements.
Reclassifications
Certain reclassifications have been made to prior year financial information to conform to the current year presentation.
Future Adoption of New Accounting Standards
Financial Instruments
In January 2016, the Financial Accounting Standards Board (“FASB”) issued updated guidance for the recognition and measurement of financial instruments. The new guidance will require investments in equity securities to be measured at fair value with changes in fair value reported in net income except for those equity securities that result in consolidation or are accounted for under the equity method of accounting. The new guidance will also require a deferred tax asset resulting from net unrealized losses on available-for-sale fixed maturities that are recognized in accumulated other comprehensive income (“OCI”) to be evaluated for recoverability in combination with the Company’s other deferred tax assets. Under existing guidance, the Company measures investments in equity securities, available-for-sale, at fair value with changes in fair value reported in OCI. As required, the Company will adopt the guidance effective January 1, 2018 through a cumulative effect adjustment to retained earnings. Early adoption is not allowed. The impact to the Company will be increased volatility in net income beginning in 2018. Any difference in the evaluation of deferred tax assets may also affect stockholders equity. Cash flows will not be affected. The impact will depend on the composition of the Company’s investment portfolio in the future and changes in fair value of the Company’s investments. As of December 31, 2015, equity securities available-for-sale totaled $178, with no unrealized gains or losses in accumulated OCI. Had the new accounting guidance been in place since the beginning of 2015, the Company would have recognized mark-to-market unrealized losses of $6 after-tax in net income for the year ended December 31, 2015.
Consolidation
The FASB issued updated consolidation guidance. The updates revise existing guidance for when to consolidate VIEs and general partners’ investments in limited partnerships, end the deferral granted for applying the VIE guidance to certain investment companies, and reduce the number of circumstances where a decision maker’s or service provider’s fee arrangement is deemed to be a variable interest in an entity. The updates also modify consolidation guidance for determining whether limited partnerships are VIEs or voting interest entities. This guidance is effective January 1, 2016, and may be applied fully retrospectively or through a cumulative effect adjustment to retained earnings as of the adoption (modified retrospective approach). The Company will adopt the guidance using a modified retrospective approach effective as of January 1, 2016 and in the first quarter of 2016 will increase invested assets and other liabilities by an equal amount of less than $80, with no impact to net income, equity, or cash flows.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Revenue Recognition
The FASB issued updated guidance for recognizing revenue. The guidance excludes insurance contracts and financial instruments. Revenue is to be recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to be entitled in exchange for those goods or services, and this accounting guidance is similar to current accounting for many transactions. This guidance is effective retrospectively on January 1, 2018, with a choice of restating prior periods or recognizing a cumulative effect for contracts in place as of the adoption. Early adoption is permitted as of January 1, 2017. The Company has not yet determined its method for adoption or estimated the effect of the adoption on the Company’s Consolidated Financial Statements.
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has no reportable segments and is comprised of the run-off operations of annuity, and institutional and private-placement life insurance businesses. See Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements for further discussion of life and annuity businesses sold. The Company's determination that it has no reportable segments is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at a consolidated level.
Revenue Recognition
For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for variable annuity and other universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life and group disability products premiums are recognized as revenue when due from policyholders.
Income Taxes
The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company's current taxable income and its income before tax under generally accepted accounting principles in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.
The Company is included in The Hartford’s consolidated U.S. Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, is consistent with the “parent down” approach. Under this approach, the Company’s deferred tax assets and tax attributes are considered realized by it so long as the group is able to recognize (or currently use) the related deferred tax asset or attribute. Thus the need for a valuation allowance is determined at the consolidated return level rather than at the level of the individual entities comprising the consolidated group.
Dividends to Policyholders
Policyholder dividends are paid to certain life insurance policyholders. Policies that receive dividends are referred to as participating policies. Participating dividends to policyholders are accrued and reported in other liabilities using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.
There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholders, the policyholder’s share of net income on those contracts that cannot be distributed is excluded from stockholder's equity by a charge to operations and an increase to a liability.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Investments
Overview
The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments, along with certain equity securities, which include common and non-redeemable preferred stocks, are classified as available-for-sale ("AFS") and are carried at fair value. The after-tax difference between fair value and cost or amortized cost is reflected in stockholders’ equity as a component of Accumulated Other Comprehensive Income (Loss) (“AOCI”), after adjustments for the effect of deducting certain life and annuity deferred policy acquisition costs and reserve adjustments. Also included in equity securities, AFS are certain equity securities for which the Company elected the fair value option. These equity securities are carried at fair value with changes in value recorded in realized capital gains and losses. Fixed maturities for which the Company elected the fair value option are classified as FVO and are carried at fair value with changes in value recorded in realized capital gains and losses on the Company's Consolidated Statements of Operations. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value and accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month delay and hedge funds on a one-month delay. Accordingly, income for the years ended December 31, 2015, 2014 and 2013 may not include the full impact of current year changes in valuation of the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. Other investments primarily consist of derivative instruments which are carried at fair value.
Net Realized Capital Gains and Losses
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in fixed maturities and equity securities for which the fair value option was elected, and derivatives contracts (both free-standing and embedded) that do not qualify or are not designated as a hedge for accounting purposes, ineffectiveness on derivatives that qualify for hedge accounting treatment, and the change in value of derivatives in certain fair-value hedge relationships and their associated hedged asset. Impairments and mortgage loan valuation allowances are recognized as net realized capital losses in accordance with the Company’s impairment and mortgage loan valuation allowance policies as discussed in Note 3 - Investments and Derivative Instruments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.
Net Investment Income
Interest income from fixed maturities and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends will be recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary. The Company’s non-income producing investments were not material for the years ended December 31, 2015, 2014 and 2013.
Derivative Instruments
Overview
The Company utilizes a variety of over-the-counter ("OTC") derivative investments, including transactions cleared through a central clearing house ("OTC-cleared"), and exchange-traded derivative instruments as part of its overall risk management strategy. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into synthetic replication transactions.
Interest rate, volatility, dividend, credit default and index swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment is made by the purchaser of the contract at its inception and no principal payments are exchanged.
Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.
Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.
Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.
Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.
The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in Other Investments and Other Liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.
The Company also clears interest rate swap and certain credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid collateral, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash collateral as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 3 - Investments and Derivative Instruments of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment interest either received or paid on the variation margin, which is reflected in net investment income. The Company has also elected to offset the fair value amounts, income accruals and related cash collateral receivables and payables of OTC-cleared derivative instruments based on clearing house agreements.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability (“fair value” hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a hedge of a net investment in a foreign operation (“net investment” hedge) or (4) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.
Fair Value Hedges
Changes in the fair value of a derivative that is designated and qualifies as a fair value hedge, including foreign-currency fair value hedges, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings as net realized capital gains and losses with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense (“periodic derivative net coupon settlements”) are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.
Cash Flow Hedges
Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Net Investment in a Foreign Operation Hedges
Changes in fair value of a derivative used as a hedge of a net investment in a foreign operation, to the extent effective as a hedge, are recorded in the foreign currency translation adjustments account within AOCI. Cumulative changes in fair value recorded in AOCI are reclassified into earnings upon the sale or complete, or substantially complete, liquidation of the foreign entity. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.
Other Investment and/or Risk Management Activities
The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.
Hedge Documentation and Effectiveness Testing
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the “Change in Variable Cash Flows Method”, the “Change in Fair Value Method”, the “Hypothetical Derivative Method”, or the “Dollar Offset Method”.
Discontinuance of Hedge Accounting
The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.
When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings. Changes in the fair value of the hedged item attributable to the hedged risk is no longer adjusted through current period earnings and the existing basis adjustment is amortized to earnings over the remaining life of the hedged item through the applicable earnings component associated with the hedged item.
When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.
In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the the hedged item.
Embedded Derivatives
The Company purchases and has previously issued financial instruments and products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association ("ISDA") agreements which are structured by legal entity and by counterparty, and permit right of offset. These agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $10. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin, monitor the Company's ability to request additional collateral in the event of a counterparty downgrade, and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.
Cash
Cash represents cash on hand and demand deposits with banks or other financial institutions.
Reinsurance
The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its maximum losses and to diversify its exposures and provide statutory surplus relief. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers.
Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (i.e. risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions.
Premiums, benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of any necessary allowance for uncollectible reinsurance.
The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements, and variations thereof. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.
The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company. The Company entered into two reinsurance transactions upon completion of the sales of its Retirement Plans and Individual Life businesses in 2013. For further discussion of these transactions, see Note 4 - Reinsurance and Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.
Deferred Policy Acquisition Costs
Deferred policy acquisition costs ("DAC") represent costs that are directly related to the acquisition of new and renewal insurance contracts and incremental direct costs of contract acquisition that are incurred in transactions with either independent third parties or employees. Such costs primarily include commissions, premium taxes, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully issued contracts.
For life insurance products, the DAC asset related to most universal life-type contracts (including variable annuities) is amortized over the estimated life of the contracts acquired in proportion to the present value of estimated gross profits ("EGPs"). EGPs are also used to amortize other assets and liabilities in the Company’s Consolidated Balance Sheets such as sales inducement assets ("SIA"). Components of EGPs are also used to determine reserves for universal life type contracts (including variable annuities) with death or other insurance benefits such as guaranteed minimum death, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that timeframe are immaterial. Products sold in a particular year are aggregated into cohorts. Future gross profits for each cohort are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity and variable universal life products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full surrender and partial withdrawal rates; interest margin; mortality; and the extent and duration of hedging activities and hedging costs.
The Company determines EGPs from a single deterministic reversion to mean ("RTM") separate account return projection which is an estimation technique commonly used by insurance entities to project future separate account returns. Through this estimation technique, the Company’s DAC model is adjusted to reflect actual account values at the end of each quarter. Through a consideration of recent market returns, the Company will unlock ("Unlock"), or adjust, projected returns over a future period so that the account value returns to the long-term expected rate of return, providing that those projected returns do not exceed certain caps. This Unlock for future separate account returns is determined each quarter.
In the fourth quarter of 2015, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax expense and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder assumptions if credible emerging data indicates that changes are warranted. The Company will continue to evaluate its assumptions related to policyholder behavior as initiatives to reduce the size of the variable annuity business are implemented by management. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the DAC, and SIA amortization models, as well as, the death and other insurance benefit reserving models.
All assumption changes that affect the estimate of future EGPs including the update of current account values, the use of the RTM estimation technique, and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the DAC, SIA, and death and other insurance benefit reserve balances in the Consolidated Balance Sheets with an offsetting benefit or charge in the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company's current best estimate assumptions. The Company also tests the aggregate recoverability of DAC by comparing the existing DAC balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.
Separate Accounts, Death Benefits and Other Insurance Benefit Features
The Company records the variable account value portion of variable annuity and variable life insurance products and institutional and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by change in the related liability with changes reported in the same line item in the Consolidated Statements of Operations. The Company earns fees for investment management, certain administrative expenses, and mortality and expense risks assumed which are reported in fee income.
Certain contracts classified as universal life-type include death and other insurance benefit features including guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB") and guaranteed minimum withdrawal benefit ("GMWB") riders offered with variable annuity contracts, or secondary guarantee benefits offered with universal life insurance contracts. GMWBs that represent embedded derivatives are accounted for at fair value. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. For the Company's GMWB products, the withdrawal benefit can exceed the guaranteed remaining balance ("GRB"), which is generally equal to premiums less withdrawals. These GMDBs, GMIBs, the life-contingent portion of the GMWBs and the universal life insurance secondary guarantees require an additional liability to be held above the account value liability representing the policyholders' funds. This liability is reported in reserve for future policy benefits in the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses in the Company’s Consolidated Statements of Operations.
The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected fees. The liability is accrued as actual fees are earned. The expected present value of benefits and fees are generally derived from a set of stochastic scenarios, that have been calibrated to our RTM separate account returns, and assumptions including market rates of return, volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits, losses and loss adjustment expense. For further information on the Unlock, see the Deferred Policy Acquisition Costs accounting policy section within this footnote.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

The Company reinsures a portion of its in-force GMDB and all of its universal life insurance secondary guarantees and net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments.
Reserve for Future Policy Benefits and Unpaid Losses and Loss Adjustment Expenses
Liabilities for the Company’s group life and disability contracts as well its individual term life insurance policies include amounts for unpaid losses and future policy benefits. Liabilities for unpaid losses include estimates of amounts to fully settle known reported claims as well as claims related to insured events that the Company estimates have been incurred but have not yet been reported. Liabilities for future policy benefits are calculated by the net level premium method using interest, withdrawal and mortality assumptions appropriate at the time the policies were issued. The methods used in determining the liability for unpaid losses and future policy benefits are standard actuarial methods. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity/mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate. These reserves are computed such that they are expected to meet the Company’s future policy obligations. Future policy benefits are computed at amounts that, with additions from estimated premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. Changes in or deviations from the assumptions used for mortality, morbidity, expected future premiums and interest can significantly affect the Company’s reserve levels and related future operations.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable consist of non-variable account values associated with variable annuity and other universal life-type contracts and investment contracts.
Investment contracts consist of institutional and governmental products, without life contingencies, including funding agreements, certain structured settlements and guaranteed investment contracts. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals and amounts assessed through the financial statement date.
Foreign Currency
Foreign currency translation gains and losses are reflected in stockholder's equity as a component of accumulated other comprehensive income (loss). The Company’s foreign subsidiaries’ balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. The national currencies of the international operations are generally their functional currencies. Gains and losses resulting from the remeasurement of foreign currency transactions are reflected in earnings in realized capital gains (losses) in the period in which they occur.
2. Fair Value Measurements
Fair value is determined based on the "exit price" notion which is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. Financial instruments carried at fair value in the Company's Consolidated Financial Statements include fixed maturity and equity securities, AFS; fixed maturities and equity securities, FVO; short-term investments; freestanding and embedded derivatives; certain limited partnerships and other alternative investments; separate account assets and certain other liabilities. The Company's estimates of fair value for financial assets and financial liabilities are based on the framework established in the fair value accounting guidance. The framework is based on the inputs used in valuation, gives the highest priority to quoted prices in active markets and requires that observable inputs be used in the valuations when available. The Company categorizes its assets and liabilities measured at estimated fair value based on whether the significant inputs into the valuation are observable. The fair value hierarchy categorizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2 or 3).

Level 1	Unadjusted quoted prices for identical assets, or liabilities, in active markets that the Company has the ability to access at the measurement date.

Level 2	Observable inputs, other than quoted prices included in Level 1, for the asset or liability, or prices for similar assets and liabilities.

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain one or more significant unobservable inputs, as there is little or no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company’s fixed maturities included in Level 3 are classified as such because these securities are primarily within illiquid markets and/or priced by independent brokers.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following tables present assets and (liabilities) carried at fair value by hierarchy level.

	December 31, 2015
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets accounted for at fair value on a recurring basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$846	$—	$841	$5
Collateralized debt obligations ("CDOs")	1,408	—	1,078	330
Commercial mortgage-backed securities ("CMBS")	1,964	—	1,902	62
Corporate	15,175	—	14,641	534
Foreign government/government agencies	331	—	314	17
States, municipalities and political subdivisions (“Municipal”)	1,132	—	1,083	49
Residential mortgage-backed securities ("RMBS")	1,503	—	875	628
U.S. Treasuries	2,298	123	2,175	—
Total fixed maturities	24,657	123	22,909	1,625
Fixed maturities, FVO	165	1	162	2
Equity securities, trading [1]	11	11	—	—
Equity securities, AFS	459	396	25	38
Derivative assets
Credit derivatives	7	—	7	—
Foreign exchange derivatives	4	—	4	—
Interest rate derivatives	54	—	54	—
GMWB hedging instruments	111	—	27	84
Macro hedge program	74	—	—	74
Total derivative assets [2]	250	—	92	158
Short-term investments	572	131	441	—
Reinsurance recoverable for GMWB	83	—	—	83
Modified coinsurance reinsurance contracts	79	—	79	—
Separate account assets [3]	118,163	78,099	39,559	505
Total assets accounted for at fair value on a recurring basis	$144,439	$78,761	$63,267	$2,411
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB	$(262)	$—	$—	$(262)
Equity linked notes	(26)	—	—	(26)
Total other policyholder funds and benefits payable	(288)	—	—	(288)
Derivative liabilities
Credit derivatives	(7)	—	(7)	—
Equity derivatives	41	—	41	—
Foreign exchange derivatives	(376)	—	(376)	—
Interest rate derivatives	(431)	—	(402)	(29)
GMWB hedging instruments	47	—	(4)	51
Macro hedge program	73	—	—	73
Total derivative liabilities [4]	(653)	—	(748)	95
Total liabilities accounted for at fair value on a recurring basis	$(941)	$—	$(748)	$(193)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

	December 31, 2014
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets accounted for at fair value on a recurring basis
Fixed maturities, AFS
ABS	$1,171	$—	$1,089	$82
CDOs	1,148	—	788	360
CMBS	1,887	—	1,768	119
Corporate	15,742	—	15,096	646
Foreign government/government agencies	602	—	572	30
Municipal	1,052	—	998	54
RMBS	1,857	—	1,123	734
U.S. Treasuries	1,977	72	1,905	—
Total fixed maturities	25,436	72	23,339	2,025
Fixed maturities, FVO	280	—	196	84
Equity securities, trading [1]	11	11	—	—
Equity securities, AFS	514	411	55	48
Derivative assets
Credit derivatives	3	—	5	(2)
Equity derivatives	2	—	—	2
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	123	—	123	—
GMWB hedging instruments	119	—	5	114
Macro hedge program	93	—	—	93
Total derivative assets [2]	339	—	132	207
Short-term investments	2,162	199	1,963	—
Reinsurance recoverable for GMWB	56	—	—	56
Modified coinsurance reinsurance contracts	34	—	34	—
Separate account assets [3]	132,198	91,524	40,096	578
Total assets accounted for at fair value on a recurring basis	$161,030	$92,217	$65,815	$2,998
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB	$(139)	$—	$—	$(139)
Equity linked notes	(26)	—	—	(26)
Total other policyholder funds and benefits payable	(165)	—	—	(165)
Derivative liabilities
Credit derivatives	—	—	1	(1)
Equity derivatives	28	—	25	3
Foreign exchange derivatives	(444)	—	(444)	—
Interest rate derivatives	(409)	—	(382)	(27)
GMWB hedging instruments	55	—	(1)	56
Macro hedge program	48	—	—	48
Total derivative liabilities [4]	(722)	—	(801)	79
Consumer notes [5]	(3)	—	—	(3)
Total liabilities accounted for at fair value on a recurring basis	$(890)	$—	$(801)	$(89)

[1]	Included in other investments on the Consolidated Balance Sheets.

[2]
Includes OTC and OTC-cleared derivative instruments in a net positive fair value position after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements, clearing house rules, and applicable law. As of December 31, 2015 and December 31, 2014, $271 and $399, respectively, of cash collateral liability was netted against the derivative asset value in the Consolidated Balance Sheets and is excluded from the preceding table. See footnote 4 for derivative liabilities.

[3]
Approximately $1.8 billion and $2.5 billion of investment sales receivable, as of December 31, 2015 and 2014, respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value.

[4]
Includes OTC and OTC-cleared derivative instruments in a net negative fair market value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements, clearing house rules and applicable law. In the following Level 3 roll forward table in this Note 2, the derivative assets and liabilities are referred to as “freestanding derivatives” and are presented on a net basis.

[5]	Represents embedded derivatives associated with non-funding agreement-backed consumer equity-linked notes.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Valuation Techniques, Procedures and Controls
The Company determines the fair values of certain financial assets and liabilities based on quoted market prices where available and where prices represent a reasonable estimate of fair value. The Company also determines fair value based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity and, where appropriate, risk margins on unobservable parameters.
The fair value process is monitored by the Valuation Committee, which is a cross-functional group of senior management within the Company that meets at least quarterly. The Valuation Committee is co-chaired by the Heads of Investment Operations and Accounting, and has representation from various investment sector professionals, accounting, operations, legal, compliance and risk management. The purpose of the committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing valuation issues and approving changes to valuation methodologies and pricing sources. There are also two working groups under the Valuation Committee, a Securities Fair Value Working Group (“Securities Working Group”) and a Derivatives Fair Value Working Group ("Derivatives Working Group"), which include various investment, operations, accounting and risk management professionals that meet monthly to review market data trends, pricing and trading statistics and results, and any proposed pricing methodology changes.
The Company also has an enterprise-wide Operational Risk Management function, led by the Chief Operational Risk Officer, which is responsible for establishing, maintaining and communicating the framework, principles and guidelines of the Company's operational risk management program. This includes model risk management which provides an independent review of the suitability, characteristics and reliability of model inputs; as well as, an analysis of significant changes to current models.
Fixed Maturities, Equity Securities, and Short-term Investments
The fair value of fixed maturities, equity securities, and short-term investments in an active and orderly market (e.g., not distressed or forced liquidation) are determined by management using a "waterfall" approach after considering the following pricing sources: quoted prices for identical assets or liabilities, prices from third-party pricing services, independent broker quotations, or internal matrix pricing processes. Typical inputs used by these pricing sources include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Most fixed maturities do not trade daily. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services utilize matrix pricing to derive security prices. Matrix pricing relies on securities' relationships to other benchmark quoted securities, which trade more frequently. Pricing services utilize recently reported trades of identical or similar securities making adjustments through the reporting date based on the preceding outlined available market observable information. If there are no recently reported trades, the third-party pricing services may develop a security price using expected future cash flows based upon collateral performance and discounted at an estimated market rate. Both matrix pricing and discounted cash flow techniques develop prices by factoring in the time value for cash flows and risk, including liquidity and credit.
Prices from third-party pricing services may be unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding.
The Company utilizes an internally developed matrix pricing process for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. The Company's process is similar to the third-party pricing services. The Company develops credit spreads each month using market based data for public securities adjusted for credit spread differentials between public and private securities which are obtained from a survey of multiple private placement brokers. The credit spreads determined through this survey approach are based upon the issuer’s financial strength and term to maturity, utilizing independent public security index and trade information and adjusting for the non-public nature of the securities. Credit spreads combined with risk-free rates are applied to contractual cash flows to develop a price.
The Securities Working Group performs ongoing analyses of the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analyses and is overseen by investment and accounting professionals. As a part of these analyses, the Company considers trading volume, new issuance activity and other factors to determine whether the market activity is significantly different than normal activity in an active market, and if so, whether transactions may not be orderly considering the weight of available evidence. If the available evidence indicates that pricing is based upon transactions that are stale or not orderly, the Company places little, if any, weight on the transaction price and will estimate fair value utilizing an internal pricing model. In addition, the Company ensures that prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models utilizing spreads, and when available, market indices. As a result of this analysis, if the Company determines that there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly and approved by the Valuation Committee.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

The Company conducts other specific monitoring controls around pricing. Daily analyses identify price changes over 3% for fixed maturities and 5% for equity securities and trade prices for both debt and equity securities that differ over 3% to the current day’s price. Weekly analyses identify prices that differ more than 5% from published bond prices of a corporate bond index. Monthly analyses identify price changes over 3%, prices that have not changed, and missing prices. Also on a monthly basis, a second source validation is performed on most sectors. Analyses are conducted by a dedicated pricing unit that follows up with trading and investment sector professionals and challenges prices with vendors when the estimated assumptions used differ from what the Company feels a market participant would use. Examples of other procedures performed include, but are not limited to, initial and on-going review of third-party pricing services’ methodologies, review of pricing statistics and trends and back testing recent trades.
The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services are classified into Level 2 because the inputs used in pricing the securities are observable. Due to the lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated with observable market data.
Derivative Instruments, including Embedded Derivatives within Investments
Derivative instruments are fair valued using pricing valuation models for OTC derivatives that utilize independent market data inputs, quoted market prices for exchange-traded and OTC-cleared derivatives, or independent broker quotations. Excluding embedded and reinsurance related derivatives, as of December 31, 2015 and 2014, 94% and 95%, respectively, of derivatives, based upon notional values, were priced by valuation models, including discounted cash flow models and option-pricing models that utilize present value techniques, or quoted market prices. The remaining derivatives were priced by broker quotations.
The Derivatives Working Group performs ongoing analyses of the valuations, assumptions and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. The Company performs various controls on derivative valuations which include both quantitative and qualitative analyses. Analyses are conducted by a dedicated derivative pricing team that works directly with investment sector professionals to analyze impacts of changes in the market environment and investigate variances. On a daily basis, market valuations are compared to counterparty valuations for OTC derivatives. There are monthly analyses to identify market value changes greater than pre-defined thresholds, stale prices, missing prices and zero prices. Also on a monthly basis, a second source validation, typically to broker quotations, is performed for certain of the more complex derivatives and all new deals during the month. A model validation review is performed on any new models, which typically includes detailed documentation and validation to a second source. The model validation documentation and results of validation are presented to the Valuation Committee for approval. There is a monthly control to review changes in pricing sources to ensure that new models are not moved to production until formally approved.
The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in the Level 3 rollforward may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.
Valuation Inputs for Investments
For Level 1 investments, which are comprised of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, short-term investments, and exchange traded futures and option contracts, valuations are based on quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date.
For the Company’s Level 2 and 3 debt securities, typical inputs used by pricing techniques include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Derivative instruments are valued using mid-market inputs that are predominantly observable in the market.
A description of additional inputs used in the Company’s Level 2 and Level 3 measurements is included in the following discussion:

Level 2
The fair values of most of the Company’s Level 2 investments are determined by management after considering prices received from third party pricing services. These investments include most fixed maturities and preferred stocks, including those reported in separate account assets, as well as derivative instruments.

•
ABS, CDOs, CMBS and RMBS – Primary inputs also include monthly payment information, collateral performance, which varies by vintage year and includes delinquency rates, collateral valuation loss severity rates, collateral refinancing assumptions, and credit default swap indices. ABS and RMBS prices also include estimates of the rate of future principal prepayments over the remaining life of the securities. These estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

•	Corporates, including investment grade private placements – Primary inputs also include observations of credit default swap curves related to the issuer.

•	Foreign government/government agencies—Primary inputs also include observations of credit default swap curves related to the issuer and political events in emerging market economies.

•	Municipals – Primary inputs also include Municipal Securities Rulemaking Board reported trades and material event notices, and issuer financial statements.

•	Short-term investments – Primary inputs also include material event notices and new issue money market rates.

•	Credit derivatives – Primary inputs include the swap yield curve and credit default swap curves.

•	Foreign exchange derivatives – Primary inputs include the swap yield curve, currency spot and forward rates, and cross currency basis curves.

•	Interest rate derivatives – Primary input is the swap yield curve.

•	Equity derivatives – Primary inputs include equity index levels.

Level 3
Most of the Company's securities classified as Level 3 include less liquid securities such as lower quality ABS, CMBS, commercial real estate ("CRE") CDOs and RMBS primarily backed by sub-prime loans. Also included in Level 3 are securities valued based on broker prices or broker spreads, without adjustments. Primary inputs for non-broker priced investments, including structured securities, are consistent with the typical inputs used in the preceding noted Level 2 measurements, but are Level 3 due to their less liquid markets. Additionally, certain long-dated securities are priced based on third party pricing services, including certain municipal securities, foreign government/government agency securities, and bank loans. Primary inputs for these long-dated securities are consistent with the typical inputs used in the preceding noted Level 1 and Level 2 measurements, but include benchmark interest rate or credit spread assumptions that are not observable in the marketplace. Significant inputs for Level 3 derivative contracts primarily include the typical inputs used in the preceding noted Level 1 and Level 2 measurements; but also include equity and interest rate volatility and swap yield curves beyond observable limits, and commodity price curves. Also included in Level 3 are certain derivative instruments that either have significant unobservable inputs or are valued based on broker quotations.

Transfers between Levels
Transfers of securities among the levels occur at the beginning of the reporting period. The amount of transfers from Level 1 to Level 2 was $711 and $1.4 billion, for the years ended December 31, 2015 and 2014, respectively, which represented previously on-the-run U.S. Treasury securities that are now off-the-run. For the years ended December 31, 2015 and 2014, there were no transfers from Level 2 to Level 1. See the fair value roll-forward tables for the years ended December 31, 2015 and 2014, for the transfers into and out of Level 3.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 Assets Measured at Fair Value
The following tables present information about significant unobservable inputs used in Level 3 assets measured at fair value. The tables exclude ABS, CRE CDOs, index options and certain corporate securities for which fair values are predominately based on broker quotations.

	As of December 31, 2015
Securities				Unobservable Inputs
Assets accounted for at fair value on a recurring basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CMBS [3]	$61	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	31bps	1,505bps	230bps	Decrease
Corporate [3]	213	Discounted cash flows	Spread	63bps	800bps	290bps	Decrease
Municipal [3]	31	Discounted cash flows	Spread	193bps	193bps	193bps	Decrease
RMBS	628	Discounted cash flows	Spread	30bps	1,696bps	172bps	Decrease
			Constant prepayment rate	—%	20%	3%	Decrease [4]
			Constant default rate	1%	10%	6%	Decrease
			Loss severity	—%	100%	79%	Decrease

	As of December 31, 2014
CMBS	$119	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	46bps	2,475bps	284bps	Decrease
Corporate [3]	324	Discounted cash flows	Spread	123bps	765bps	267bps	Decrease
Municipal [3]	32	Discounted cash flows	Spread	212bps	212bps	212bps	Decrease
RMBS	734	Discounted cash flows	Spread	23bps	1,904bps	141bps	Decrease
			Constant prepayment rate	—%	7%	3%	Decrease [4]
			Constant default rate	1%	14%	7%	Decrease
			Loss severity	—%	100%	78%	Decrease

[1]	The weighted average is determined based on the fair value of the securities.

[2]	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the preceding table.

[3]	Level 3 CMBS, corporate and municipal securities excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

[4]	Decrease for above market rate coupons and increase for below market rate coupons.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

	As of December 31, 2015
Freestanding Derivatives				Unobservable Inputs
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
Interest rate derivatives
Interest rate swaps	(30)	Discounted cash flows	Swap curve beyond 30 years	3%	3%	Decrease
GMWB hedging instruments
Equity variance swaps	(31)	Option model	Equity volatility	19%	21%	Increase
Equity options	35	Option model	Equity volatility	27%	29%	Increase
Customized swaps	131	Discounted cash flows	Equity volatility	10%	40%	Increase
Macro hedge program
Equity options [2]	179	Option model	Equity volatility	14%	28%	Increase

	As of December 31, 2014
Interest rate derivatives
Interest rate swaps	(29)	Discounted cash flows	Swap curve beyond 30 years	3%	3%	Decrease
Interest rate swaptions	2	Option Model	Interest rate volatility	1%	1%	Increase
GMWB hedging instruments
Equity options	46	Option model	Equity volatility	22%	34%	Increase
Customized swaps	124	Discounted cash flows	Equity volatility	10%	40%	Increase
Macro hedge program
Equity options	141	Option model	Equity volatility	27%	28%	Increase

[1]
Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.

[2]	Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

Securities and derivatives for which the Company bases fair value on broker quotations predominately include ABS, CDOs, index options and corporate. Due to the lack of transparency in the process brokers use to develop prices for these investments, the Company does not have access to the significant unobservable inputs brokers use to price these securities and derivatives. The Company believes however, the types of inputs brokers may use would likely be similar to those used to price securities and derivatives for which inputs are available to the Company, and therefore may include, but not be limited to, loss severity rates, constant prepayment rates, constant default rates and credit spreads. Therefore, similar to non broker priced securities and derivatives, generally, increases in these inputs would cause fair values to decrease. For the year ended, December 31, 2015, no significant adjustments were made by the Company to broker prices received.

Product Derivatives
The Company formerly offered and subsequently reinsured certain variable annuity products with GMWB riders. Also, through reinsurance from HLIKK, the Company formerly assumed GMWB, GMIB and guaranteed minimum accumulation benefit ("GMAB") riders. Concurrent with the sale of HLIKK, HLIKK recaptured certain risks that had been reinsured to the Company and HLAI by terminating or modifying intercompany agreements. Upon closing, HLIKK is responsible for all liabilities of the recaptured business. For further discussion on the sale, see Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

The GMWB provides the policyholder with a GRB which is generally equal to premiums less withdrawals.  If the policyholder’s account value is reduced a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. Certain contract provisions can increase the GRB at contract holder election or after the passage of time. The GMWB represents an embedded derivative in the variable annuity contract. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses. The Company’s GMWB liability is carried at fair value and reported in other policyholder funds. The notional value of the embedded derivative is the GRB.
In valuing the embedded derivative, the Company attributes to the derivative a portion of the fees collected from the contract holder equal to the present value of future GMWB claims (the “Attributed Fees”). All changes in the fair value of the embedded derivative are recorded in net realized capital gains and losses. The excess of fees collected from the contract holder over the Attributed Fees are associated with the host variable annuity contract reported in fee income.
Effective April 1, 2014, HLAI, terminated its reinsurance agreement with an affiliated captive reinsurer and recaptured all reinsurance risks. For further information regarding this reinsurance agreement, see Note 10 -Transactions with Affiliates of Notes to Consolidated Financial Statements.
GMWB Reinsurance Derivative
The Company has reinsurance arrangements in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives and carried at fair value in reinsurance recoverables. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains and losses.
The fair value of the GMWB reinsurance derivative is calculated as an aggregation of the components described in the Living Benefits Required to be Fair Valued discussion below and is modeled using significant unobservable policyholder behavior inputs, identical to those used in calculating the underlying liability, such as lapses, fund selection, resets and withdrawal utilization and risk margins.
Living Benefits Required to be Fair Valued (in Other Policyholder Funds and Benefits Payable)
Fair values for GMWBs classified as embedded derivatives are calculated using the income approach based upon internally developed models because active, observable markets do not exist for those items. The fair value of these GMWBs and the related reinsurance and customized freestanding derivatives are calculated as an aggregation of the following components: Best Estimate Claim Payments; Credit Standing Adjustment; and Margins. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants, including reinsurance discussions and transactions. The Company believes the aggregation of these components, as necessary and as reconciled or calibrated to the market information available to the Company, results in an amount that the Company would be required to transfer to or receive from market participants in an active liquid market, if one existed, for those market participants to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. The fair value is likely to materially diverge from the ultimate settlement of the liability as the Company believes settlement will be based on our best estimate assumptions rather than those best estimate assumptions plus risk margins. In the absence of any transfer of the guaranteed benefit liability to a third party, the release of risk margins is likely to be reflected as realized gains in future periods’ net income. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value. Oversight of the Company’s valuation policies and processes for product and GMWB reinsurance derivatives is performed by a multidisciplinary group comprised of finance, actuarial and risk management professionals. This multidisciplinary group reviews and approves changes and enhancements to the Company’s valuation model as well as associated controls.
Best Estimate Claims Costs
The Best Estimate Claims Costs is calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior such as lapses, fund selection, resets and withdrawal utilization (for the customized derivatives, policyholder behavior is prescribed in the derivative contract). Because of the dynamic and complex nature of these cash flows, best estimate assumptions and a Monte Carlo stochastic process involving the generation of thousands of scenarios that assume risk neutral returns consistent with swap rates and a blend of observable implied index volatility levels were used. Estimating these cash flows involves numerous estimates and subjective judgments regarding a number of variables. These variables include expected markets rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates, and assumptions about policyholder behavior which emerge over time.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

At each valuation date, the Company assumes expected returns based on:

•	risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates;

•	market implied volatility assumptions for each underlying index based primarily on a blend of observed market “implied volatility” data;

•	correlations of historical returns across underlying well known market indices based on actual observed returns over the ten years preceding the valuation date; and

•	three years of history for fund regression.
On a daily basis, the Company updates capital market assumptions used in the GMWB liability model such as interest rates, equity indices and the blend of implied equity index volatilities. The Company monitors various aspects of policyholder behavior and may modify certain of its assumptions, including living benefit lapses and withdrawal rates, if credible emerging data indicates that changes are warranted. In addition, the Company will continue to evaluate policyholder behavior assumptions should we implement initiatives to reduce the size of the variable annuity business. At a minimum, all policyholder behavior assumptions are reviewed and updated, as appropriate, in conjunction with the completion of the Company’s annual comprehensive study to refine its estimate of future gross profits.
Credit Standing Adjustment
This assumption makes an adjustment that market participants would make, in determining fair value, to reflect the risk that guaranteed benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of observable Company and reinsurer credit default spreads from capital markets, adjusted for market recoverability. For the years ended December 31, 2015, 2014 and 2013, the credit standing adjustment assumption, net of reinsurance and exclusive of the impact of the credit standing adjustment on other market sensitivities, resulted in pre-tax realized gains (losses) of $(2), $41 and $492, respectively. As of December 31, 2015 and 2014, the credit standing adjustment was $0 and $1, respectively.
Margins
The behavior risk margin adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.
Assumption updates, including policyholder behavior assumptions, affected best estimates and margins for total pre-tax realized gains (losses) of $(42), $31 and $28 for the years ended December 31, 2015, 2014 and 2013. As of December 31, 2015 and 2014 the behavior risk margin was $45 and $74, respectively.
In addition to the non-market-based updates described above, the Company recognized non-market-based updates driven by the relative outperformance (underperformance) of the underlying actively managed funds as compared to their respective indices resulting in before-tax realized gains (losses) of approximately $(18), $(5) and $11 for the years ended December 31, 2015, 2014 and 2013, respectively.
The following table provides quantitative information about the significant unobservable inputs and is applicable to all of the GMWB embedded derivative and the GMWB reinsurance derivative for the years ended December 31, 2015 and 2014.

	Unobservable Inputs
Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value Measurement [1]
Withdrawal Utilization [2]	20%	100%	Increase
Withdrawal Rates [3]	—%	8%	Increase
Lapse Rates [4]	—%	75%	Decrease
Reset Elections [5]	20%	75%	Increase
Equity Volatility [6]	10%	40%	Increase

[1]	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.

[2]	Range represents assumed cumulative percentages of policyholders taking withdrawals.

[3]	Range represents assumed cumulative annual amount withdrawn by policyholders.

[4]	Range represents assumed annual percentages of full surrender of the underlying variable annuity contracts across all policy durations for in force business.

[5]	Range represents assumed cumulative percentages of policyholders that would elect to reset their guaranteed benefit base.

[6]	Range represents implied market volatilities for equity indices based on multiple pricing sources.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Generally a change in withdrawal utilization assumptions would be accompanied by a directionally opposite change in lapse rate assumptions, as the behavior of policyholders that utilize GMWB riders is typically different from policyholders that do not utilize these riders.
Separate Account Assets
Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. Separate account assets classified as Level 3 primarily include limited partnerships in which fair value represents the separate account’s share of the fair value of the equity in the investment (“net asset value”) and are classified in level 3 based on the Company’s ability to redeem its investment.
Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)
The following tables provide fair value roll forwards for the year ended December 31, 2015, for financial instruments classified as Level 3.

	Fixed Maturities, AFS								Fixed Maturities, FVO
Assets	ABS	CDOs	CMBS	Corporate	Foreign govt./govt. agencies	Municipal	RMBS	Total Fixed Maturities, AFS
Fair value as of January 1, 2015	$82	$360	$119	$646	$30	$54	$734	$2,025	$84
Total realized/unrealized gains (losses)
Included in net income [1] [2]	—	(1)	—	(18)	—	—	(2)	(21)	(5)
Included in OCI [3]	(2)	3	(5)	(38)	(3)	(5)	(2)	(52)	1
Purchases	22	—	18	45	5	—	154	244	6
Settlements	—	(26)	(36)	(21)	(3)	—	(126)	(212)	(23)
Sales	(6)	—	(3)	(43)	(15)	—	(127)	(194)	(50)
Transfers into Level 3 [4]	1	—	4	99	3	—	16	123	—
Transfers out of Level 3 [4]	(92)	(6)	(35)	(136)	—	—	(19)	(288)	(11)
Fair value as of December 31, 2015	$5	$330	$62	$534	$17	$49	$628	$1,625	$2
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2015 [2] [6]	$—	$(1)	$(1)	$(17)	$—	$—	$(3)	$(22)	$(3)

		Freestanding Derivatives [5]
Assets (Liabilities)	Equity Securities AFS	Credit	Commodity	Equity	Interest Rate	GMWB Hedging	Macro Hedge Program	Total Free- Standing Derivatives [5]
Fair value as of January 1, 2015	$48	$(3)	$—	$5	$(27)	$170	$141	$286
Total realized/unrealized gains (losses)
Included in net income [1] [2]	(5)	1	(3)	5	(1)	(16)	(41)	(55)
Included in OCI [3]	1	—		—	—	—	—	—
Purchases	11	(8)		—	—	—	47	39
Settlements	(1)	—	(3)	(10)	(1)	(19)	—	(33)
Sales	(13)	—		—	—	—	—	—
Transfers into Level 3 [4]	—	—	6	—	—	—	—	6
Transfers out of Level 3 [4]	(3)	10		—	—	—	—	10
Fair value as of December 31, 2015	$38	$—	$—	$—	$(29)	$135	$147	$253
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2015 [2] [6]	$(5)	$—	$—	$—	$—	$(5)	$(34)	$(39)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Assets	Reinsurance Recoverable for GMWB	Separate Accounts
Fair value as of January 1, 2015	$56	$578
Total realized/unrealized gains (losses)
Included in net income [1] [2]	9	12
Included in OCI [3]	—	(5)
Purchases	—	394
Settlements	18	(19)
Sales	—	(265)
Transfers into Level 3 [4]	—	12
Transfers out of Level 3 [4]	—	(202)
Fair value as of December 31, 2015	$83	$505
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2015 [2] [6]	$9	$11

	Other Policyholder Funds and Benefits Payable
Liabilities	Guaranteed Withdrawal Benefits [7]	Equity Linked Notes	Consumer Notes
Fair value as of January 1, 2015	$(139)	$(26)	$(3)
Total realized/unrealized gains (losses)
Included in net income [1] [2]	(59)	—	3
Settlements	(64)	—	—
Fair value as of December 31, 2015	$(262)	$(26)	$—
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2015 [2] [6]	$(59)	$—	$3
The tables below provide a fair value roll forward for the year ended December 31, 2014, for the Level 3 financial instruments.

	Fixed Maturities, AFS
Assets	ABS	CDOs	CMBS	Corporate	Foreign govt./govt. agencies	Municipal	RMBS	Total Fixed Maturities, AFS	Fixed Maturities, FVO
Fair value as of January 1, 2014	$108	$428	$360	$790	$38	$49	$798	$2,571	$178
Total realized/unrealized gains (losses)
Included in net income [1] [2]	—	11	6	(10)	(1)	—	11	17	17
Included in OCI [3]	2	(7)	(6)	16	5	6	4	20	—
Purchases	32	6	26	62	6	—	230	362	14
Settlements	(1)	(44)	(175)	(36)	(4)	—	(127)	(387)	(121)
Sales	(11)	(21)	(34)	(96)	(14)	(1)	(150)	(327)	(4)
Transfers into Level 3 [4]	71	48	7	146	—	—	—	272	—
Transfers out of Level 3 [4]	(119)	(61)	(65)	(226)	—	—	(32)	(503)	—
Fair value as of December 31, 2014	$82	$360	$119	$646	$30	$54	$734	$2,025	$84
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2014 [2] [6]	$—	$—	$(2)	$(4)	$(2)	$—	$(1)	$(9)	$14

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

		Freestanding Derivatives [5]
Assets (Liabilities)	Equity Securities, AFS	Credit	Foreign Exchange Contracts	Equity	Interest Rate	GMWB Hedging	Macro Hedge Program	Intl. Program Hedging	Total Free-Standing Derivatives [5]
Fair value as of January 1, 2014	$51	$2	$—	$2	$(24)	$146	$139	$(61)	$204
Total realized/unrealized gains (losses)
Included in net income [1] [2]	4	(2)	2	3	(5)	13	(12)	24	23
Included in OCI [3]	1	—	—	—	—	—	—	—	—
Purchases	6	(2)	—	—	4	4	14	9	29
Settlements	—	—	—	—	—	7	—	(5)	2
Sales	(14)	—	—	—	—	—	—	—	—
Transfers into Level 3 [4]	—	—	(2)	—	—	—	—	—	(2)
Transfers out of Level 3 [4]	—	(1)	—	—	(2)	—	—	33	30
Fair value as of December 31, 2014	$48	$(3)	$—	$5	$(27)	$170	$141	$—	$286
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2014 [2] [6]	$(1)	$(3)	$—	$—	$(5)	$1	$(11)	$17	$(1)

Assets	Reinsurance Recoverable for GMWB	Separate Accounts
Fair value as of January 1, 2014	$(465)	$737
Total realized/unrealized gains (losses)
Included in net income [1] [2]	441	13
Purchases	—	339
Settlements	80	(3)
Sales	—	(201)
Transfers into Level 3 [4]	—	37
Transfers out of Level 3 [4]	—	(344)
Fair value as of December 31, 2014	$56	$578
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2014 [2] [6]	$441	$8

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

	Other Policyholder Funds and Benefits Payable [1]
Liabilities	Guaranteed Living Benefits [6]	Equity Linked Notes	Total Other Policyholder Funds and Benefits Payable	Consumer Notes
Fair value as of January 1, 2014	$(576)	$(18)	$(594)	$(2)
Total realized/unrealized gains (losses)
Included in net income [1] [2]	577	(8)	569	(1)
Settlements	(140)	—	(140)	—
Fair value as of December 31, 2014	$(139)	$(26)	$(165)	$(3)
Changes in unrealized gains (losses) included in net income related to financial instruments still held at December 31, 2014 [2] [6]	$167	$(8)	$159	$(1)

[1]
The Company classifies gains and losses on GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.

[2]
All amounts in these rows are reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization of DAC.

[3]	All amounts are before income taxes and amortization of DAC.

[4]	Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs.

[5]	Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported in the Consolidated Balance Sheet in other investments and other liabilities.

[6]	Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

[7]
Settlements of other liabilities reflect the removal of liabilities carried at fair value upon the deconsolidation of a variable interest entity. See Note 3 - Investments and Derivative Instruments of Notes to Consolidated Financial Statements for additional information.

Fair Value Option
FVO investments include certain securities that contain embedded credit derivatives with underlying credit risk primarily related to residential and commercial real estate, for which the company has elected the fair value option. The Company also classifies the underlying fixed maturities held in certain consolidated investment funds within the Fixed Maturities, FVO line on the Consolidated Balance Sheets. The Company reports these consolidated investment companies at fair value with changes in the fair value of these securities recognized in net realized capital gains and losses, which is consistent with accounting requirements for investment companies. The investment funds hold fixed income securities in multiple sectors and the Company has management and control of the funds as well as a significant ownership interest.
The Company also elected the fair value option for certain equity securities in order to align the accounting with total return swap contracts that hedge the risk associated with the investments. The swaps do not qualify for hedge accounting and the change in value of both the equity securities and the total return swaps are recorded in net realized capital gains and losses. These equity securities are classified within equity securities, AFS on the Consolidated Balance Sheets. Income earned from FVO securities is recorded in net investment income and changes in fair value are recorded in net realized capital gains and losses.
The following table presents the changes in fair value of those assets and liabilities accounted for using the fair value option reported in net realized capital gains and losses in the Company's Consolidated Statements of Operations.

	Year Ended December 31,
	2015	2014
Assets
Fixed maturities, FVO
CDOs	$1	$21
Corporate	(3)	(3)
Foreign government	2	16
Total fixed maturities, FVO	$—	$34
Equity, FVO	(12)	(2)
Total realized capital gains (losses)	$(12)	$32

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

The following table presents the fair value of assets and liabilities accounted for using the fair value option included in the Company's Consolidated Balance Sheets.

	Year Ended December 31,
	2015	2014
Assets
Fixed maturities, FVO
ABS	$4	$13
CDOs	1	67
CMBS	6	15
Corporate	31	96
Foreign government	1	3
Municipals	—	2
RMBS	119	82
U.S. Government	3	2
Total fixed maturities, FVO	$165	$280
Equity, FVO [1]	$281	$248

[1]	Included in equity securities, AFS on the Consolidated Balance Sheets.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Financial Instruments Not Carried at Fair Value
The following table presents carrying amounts and fair values of the Company's financial instruments not carried at fair value.

		December 31, 2015		December 31, 2014
	Fair Value Hierarchy Level	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Assets
Policy loans	Level 3	$1,446	$1,446	$1,430	$1,430
Mortgage loans	Level 3	2,918	2,995	3,109	3,280
Liabilities
Other policyholder funds and benefits payable [1]	Level 3	6,611	6,802	7,134	7,353
Consumer notes [2] [3]	Level 3	38	38	68	68
Assumed investment contracts [3]	Level 3	619	682	763	851

[1]	Excludes group accident and health and universal life insurance contracts, including corporate owned life insurance.

[2]	Excludes amounts carried at fair value and included in disclosures above.

[3]	Included in other liabilities in the Consolidated Balance Sheets.
Fair values for policy loans were determined using current loan coupon rates, which reflect the current rates available under the contracts. As a result, the fair value approximates the carrying value of the policy loans. During the second quarter of 2014, the Company changed the valuation technique used to estimate the fair value of policy loans, which previously was estimated by utilizing discounted cash flow calculations, using U.S. Treasury interest rates, based on the loan durations.
Fair values for mortgage loans were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.
Fair values for other policyholder funds and benefits payable and assumed investment contracts, not carried at fair value, were estimated based on the cash surrender values of the underlying policies or by estimating future cash flows discounted at current interest rates adjusted for credit risk.
Fair values for consumer notes were estimated using discounted cash flow calculations using current interest rates adjusted for estimated loan durations.
3. Investments and Derivative Instruments
Net Investment Income

	For the years ended December 31,
(Before-tax)	2015	2014	2013
Fixed maturities [1]	$1,095	$1,113	$1,253
Equity securities	7	14	8
Mortgage loans	152	156	172
Policy loans	82	80	82
Limited partnerships and other alternative investments	97	141	119
Other investments [2]	82	111	125
Investment expenses	(59)	(72)	(76)
Total net investment income	$1,456	$1,543	$1,683

[1]	Includes net investment income on short-term investments.

[2]	Includes income from derivatives that hedge fixed maturities and qualify for hedge accounting.
Net Realized Capital Gains (Losses)

	For the years ended December 31,
(Before-tax)	2015	2014	2013
Gross gains on sales [1]	$239	$264	$2,196
Gross losses on sales	(211)	(235)	(700)
Net OTTI losses recognized in earnings	(61)	(29)	(45)
Valuation allowances on mortgage loans	(4)	(4)	(1)
Japanese fixed annuity contract hedges, net [2]	—	(14)	6
Periodic net coupon settlements on credit derivatives	6	11	(3)
Results of variable annuity hedge program
GMWB derivatives, net	(87)	5	262
Macro hedge program	(46)	(11)	(234)
Total U.S. program	(133)	(6)	28
International Program [3]	—	(126)	(963)
Total results of variable annuity hedge program	(133)	(132)	(935)
GMIB/GMAB/GMWB reinsurance	—	579	1,107
Modified coinsurance reinsurance contracts	46	395	(1,405)
Other, net [4]	(28)	(258)	106
Net realized capital gains (losses), before-tax	$(146)	$577	$326

[1]	Includes $1.5 billion of gross gains relating to the sales of the Retirement Plans and Individual Life businesses in the year ended December 31, 2013.

[2]
For the years ended December 31, 2014 and 2013, includes the transactional foreign currency re-valuation gains (losses) of $(51) and $324, respectively, related to the Japan fixed annuity product, as well as the change in value related to the derivative hedging instruments and the Japan government FVO securities of $37, and $(318), respectively.

[3]	Includes $(2) and $(55) of transactional foreign currency re-valuation losses for the years ended December 31, 2014 and 2013, respectively.

[4]
Other, net gains and losses include transactional foreign currency revaluation gains (losses) on the yen denominated fixed payout annuity liabilities and gains (losses) on non-qualifying derivatives used to hedge the foreign currency exposure of the liabilities. Gains (losses) from transactional foreign currency revaluation of the reinsured liabilities were $4, $116, and $250, respectively, for the years ended December 31, 2015, 2014 and 2013. Gains (losses) on the instruments used to hedge the foreign currency exposure on the reinsured fixed payout annuities were $(21), $(148), and $(268), respectively, for the years ended December 31, 2015, 2014 and 2013. Includes $71 of gains relating to the sales of the Retirement Plans and Individual Life businesses for the year ended December 31, 2013 as well as changes in value of non-qualifying derivatives. Also includes for the year ended December 31, 2014 a loss of $(213) related to the recapture of the GMIB/GMAB/GMWB reinsurance contracts, which is offset by gains on the termination of the embedded derivative reflected in the GMIB/GMAB/GMWB reinsurance line.

Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Before tax, net gains and losses on sales and impairments previously reported as unrealized gains or losses in AOCI were $(27), $1 and $1.4 billion for the years ended December 31, 2015, 2014 and 2013, respectively.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Sales of Available-for-Sale Securities

	For the years ended December 31,
	2015	2014	2013
Fixed maturities, AFS
Sale proceeds	$9,454	$9,084	$19,190
Gross gains [1]	195	210	1,867
Gross losses	(161)	(183)	(421)
Equity securities, AFS
Sale proceeds	$586	$107	$81
Gross gains	26	9	254
Gross losses	(26)	(6)	(263)

[1]	Includes $1.5 billion of gross gains relating to the sales of the Retirement Plans and Individual Life businesses for the year ended December 31, 2013.
Sales of AFS securities in 2015 were primarily a result of duration and liquidity management, as well as tactical changes to the portfolio as a result of changing market conditions.
Recognition and Presentation of Other-Than-Temporary Impairments
The Company deems bonds and certain equity securities with debt-like characteristics (collectively “debt securities”) to be other-than-temporarily impaired (“impaired”) if a security meets the following conditions: a) the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value ("intent-to-sell"), or b) the Company does not expect to recover the entire amortized cost basis of the security. If the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value, a charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security. For those impaired debt securities which do not meet the first condition and for which the Company does not expect to recover the entire amortized cost basis, the difference between the security’s amortized cost basis and the fair value is separated into the portion representing a credit OTTI, which is recorded in net realized capital losses, and the remaining non-credit impairment, which is recorded in OCI. Generally, the Company determines a security’s credit impairment as the difference between its amortized cost basis and its best estimate of expected future cash flows discounted at the security’s effective yield prior to impairment. The remaining non-credit impairment is the difference between the security’s fair value and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment, which typically includes current market liquidity and risk premiums. The previous amortized cost basis less the impairment recognized in net realized capital losses becomes the security’s new cost basis. The Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary.
The Company’s evaluation of whether a credit impairment exists for debt securities includes but is not limited to, the following factors: (a) changes in the financial condition of the security’s underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) changes in the financial condition, credit rating and near-term prospects of the issuer, (d) the extent to which the fair value has been less than the amortized cost of the security and (e) the payment structure of the security. The Company’s best estimate of expected future cash flows used to determine the credit loss amount is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the security. The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, and loan-to-value ("LTV") ratios. In addition, for structured securities, the Company considers factors including, but not limited to, average cumulative collateral loss rates that vary by vintage year, commercial and residential property value declines that vary by property type and location and commercial real estate delinquency levels. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon new information regarding the performance of the issuer and/or underlying collateral such as changes in the projections of the underlying property value estimates.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

For equity securities where the decline in the fair value is deemed to be other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The previous cost basis less the impairment becomes the security’s new cost basis. The Company asserts its intent and ability to retain those equity securities deemed to be temporarily impaired until the price recovers. Once identified, these securities are systematically restricted from trading unless approved by investment and accounting professionals. The investment and accounting professionals will only authorize the sale of these securities based on predefined criteria that relate to events that could not have been reasonably foreseen. Examples of the criteria include, but are not limited to, the deterioration in the issuer’s financial condition, security price declines, a change in regulatory requirements or a major business combination or major disposition.
The primary factors considered in evaluating whether an impairment exists for an equity security include, but are not limited to: (a) the length of time and extent to which the fair value has been less than the cost of the security, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, (c) whether the issuer is current on preferred stock dividends and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery.
The following table presents the Company's impairments by impairment type.

	For the years ended December 31,
	2015	2014	2013
Intent-to-sell impairments	$24	$11	$18
Credit impairments	23	16	18
Impairments on equity securities	14	1	9
Other impairments	—	1	—
Total impairments	$61	$29	$45
The following table presents a roll-forward of the Company’s cumulative credit impairments on fixed maturities held.

	For the years ended December 31,
(Before-tax)	2015	2014	2013
Balance, beginning of period	$(296)	$(410)	$(813)
Additions for credit impairments recognized on [1]:
Securities not previously impaired	(11)	(7)	(14)
Securities previously impaired	(12)	(9)	(4)
Reductions for credit impairments previously recognized on:
Securities that matured or were sold during the period	58	111	403
Securities the Company made the decision to sell or more likely than not will be required to sell	1	—	1
Securities due to an increase in expected cash flows	49	19	$17
Balance as of end of period	$(211)	$(296)	$(410)

[1]	These additions are included in the net OTTI losses recognized in earnings in the Consolidated Statements of Operations.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Available-for-Sale Securities
The following table presents the Company’s AFS securities by type.

	December 31, 2015					December 31, 2014
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-Credit OTTI [1]	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-Credit OTTI [1]
ABS	$864	$16	$(34)	$846	$—	$1,181	$20	$(30)	$1,171	$—
CDOs [2]	1,354	67	(11)	1,408	—	1,083	84	(20)	1,148	—
CMBS	1,936	52	(24)	1,964	(3)	1,797	97	(7)	1,887	(3)
Corporate	14,425	975	(225)	15,175	(3)	14,166	1,685	(109)	15,742	(3)
Foreign govt./govt. agencies	328	14	(11)	331	—	576	35	(9)	602	—
Municipal	1,057	80	(5)	1,132	—	935	118	(1)	1,052	—
RMBS	1,468	43	(8)	1,503	—	1,805	64	(12)	1,857	—
U.S. Treasuries	2,127	184	(13)	2,298	—	1,717	261	(1)	1,977	—
Total fixed maturities, AFS	23,559	1,431	(331)	24,657	(6)	23,260	2,364	(189)	25,436	(6)
Equity securities, AFS [3]	178	11	(11)	178	—	275	10	(19)	266	—
Total AFS securities	$23,737	$1,442	$(342)	$24,835	$(6)	$23,535	$2,374	$(208)	$25,702	$(6)

[1]
Represents the amount of cumulative non-credit OTTI losses recognized in OCI on securities that also had credit impairments. These losses are included in gross unrealized losses as of December 31, 2015 and 2014.

[2]	Gross unrealized gains (losses) exclude the fair value of bifurcated embedded derivatives within certain securities. Subsequent changes in value are recorded in net realized capital gains (losses).

[3]	Excludes equity securities, FVO, with a cost and fair value of $293 and $281, respectively, as of December 31, 2015, and $250 and $248 as of December 31, 2014.
The following table presents the Company’s fixed maturities, AFS, by contractual maturity year.

	December 31, 2015		December 31, 2014
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$953	$974	$1,031	$1,043
Over one year through five years	4,973	5,075	4,902	5,168
Over five years through ten years	3,650	3,714	3,345	3,501
Over ten years	8,361	9,173	8,116	9,661
Subtotal	17,937	18,936	17,394	19,373
Mortgage-backed and asset-backed securities	5,622	5,721	5,866	6,063
Total fixed maturities, AFS	$23,559	$24,657	$23,260	$25,436
Estimated maturities may differ from contractual maturities due to security call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

The Company had no investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholders' equity, other than the U.S. government and certain U.S. government securities as of December 31, 2015 or 2014. As of December 31, 2015, other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were Morgan Stanley, Verizon Communications Inc., and Bank of America Corp. which each comprised less than 1% of total invested assets. As of December 31, 2014, other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were the HSBC Holdings PLC, Verizon Communication Inc., and Bank of America Corp., which each comprised less than 1% of total invested assets.
The Company’s three largest exposures by sector as of December 31, 2015, were financial services, utilities, and consumer non-cyclical which comprised approximately 11%, 8% and 7%, respectively, of total invested assets. The Company’s three largest exposures by sector as of December 31, 2014 were financial services, utilities, and consumer non-cyclical which comprised approximately 9%, 8% and 7%, respectively, of total invested assets.
Unrealized Losses on AFS Securities
The following tables present the Company’s unrealized loss aging for AFS securities by type and length of time the security was in a continuous unrealized loss position.

	December 31, 2015
	Less Than 12 Months			12 Months or More			Total
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
ABS	$387	$385	$(2)	$271	$239	$(32)	$658	$624	$(34)
CDOs [1]	608	602	(6)	500	493	(5)	1,108	1,095	(11)
CMBS	655	636	(19)	99	94	(5)	754	730	(24)
Corporate	4,880	4,696	(184)	363	322	(41)	5,243	5,018	(225)
Foreign govt./govt. agencies	144	136	(8)	30	27	(3)	174	163	(11)
Municipal	179	174	(5)	—	—	—	179	174	(5)
RMBS	280	279	(1)	230	223	(7)	510	502	(8)
U.S. Treasuries	963	950	(13)	8	8	—	971	958	(13)
Total fixed maturities, AFS	8,096	7,858	(238)	1,501	1,406	(93)	9,597	9,264	(331)
Equity securities, AFS [2]	83	79	(4)	44	37	(7)	127	116	(11)
Total securities in an unrealized loss position	$8,179	$7,937	$(242)	$1,545	$1,443	$(100)	$9,724	$9,380	$(342)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

	December 31, 2014
	Less Than 12 Months			12 Months or More			Total
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
ABS	$368	$367	$(1)	$340	$311	$(29)	$708	$678	$(30)
CDOs [1]	123	122	(1)	771	753	(19)	894	875	(20)
CMBS	109	108	(1)	194	188	(6)	303	296	(7)
Corporate	1,542	1,491	(51)	661	603	(58)	2,203	2,094	(109)
Foreign govt./govt. agencies	145	140	(5)	68	64	(4)	213	204	(9)
Municipal	14	14	—	13	12	(1)	27	26	(1)
RMBS	148	147	(1)	229	218	(11)	377	365	(12)
U.S. Treasuries	184	184	—	18	17	(1)	202	201	(1)
Total fixed maturities, AFS	2,633	2,573	(60)	2,294	2,166	(129)	4,927	4,739	(189)
Equity securities, AFS [2]	81	75	(6)	92	79	(13)	173	154	(19)
Total securities in an unrealized loss position	$2,714	$2,648	$(66)	$2,386	$2,245	$(142)	$5,100	$4,893	$(208)

[1]	Unrealized losses exclude the change in fair value of bifurcated embedded derivatives within certain securities for which changes in fair value are recorded in net realized capital gains (losses).

[2]	As of December 31, 2015 and 2014, excludes equity securities, FVO which are included in equity securities, AFS on the Consolidated Balance Sheets.

As of December 31, 2015, AFS securities in an unrealized loss position consisted of 2,814 securities, primarily in the corporate sector, as well as commercial and residential real estate and student loan ABS, which were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2015, 92% of these securities were depressed less than 20% of cost or amortized cost. The increase in unrealized losses during 2015 was primarily attributable to wider credit spreads and an increase in interest rates.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Most of the securities depressed for twelve months or more primarily relate to student loan ABS and corporate securities concentrated in the financial services and energy sectors, as well as structured securities with exposure to commercial and residential real estate. Student loan ABS and corporate financial services securities were primarily depressed because the securities have floating-rate coupons and have long-dated maturities, and current credit spreads are wider than when these securities were purchased. Corporate securities within the energy sector are primarily depressed due to a decline in oil prices. For certain commercial and residential real estate securities, current market spreads are wider than spreads at the securities' respective purchase dates. The Company neither has an intention to sell nor does it expect to be required to sell the securities outlined in the preceding discussion.
Mortgage Loans
Mortgage Loan Valuation Allowances
The Company’s security monitoring process reviews mortgage loans on a quarterly basis to identify potential credit losses. Commercial mortgage loans are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. Criteria used to determine if an impairment exists include, but are not limited to: current and projected macroeconomic factors, such as unemployment rates, and property-specific factors such as rental rates, occupancy levels, LTV ratios and debt service coverage ratios (“DSCR”). In addition, the Company considers historic, current and projected delinquency rates and property values. These assumptions require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the borrower and/or underlying collateral such as changes in the projections of the underlying property value estimates.
For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s share of either (a) the present value of the expected future cash flows discounted at the loan’s effective interest rate, (b) the loan’s observable market price or, most frequently, (c) the fair value of the collateral. A valuation allowance has been established for either individual loans or as a projected loss contingency for loans with an LTV ratio of 90% or greater and after consideration of other credit quality factors, including DSCR. Changes in valuation allowances are recorded in net realized capital gains and losses. Interest income on impaired loans is accrued to the extent it is deemed collectible and the loans continue to perform under the original or restructured terms. Interest income ceases to accrue for loans when it is probable that the Company will not receive interest and principal payments according to the contractual terms of the loan agreement. Loans may resume accrual status when it is determined that sufficient collateral exists to satisfy the full amount of the loan and interest payments, as well as when it is probable cash will be received in the foreseeable future. Interest income on defaulted loans is recognized when received.

	December 31, 2015			December 31, 2014
	Amortized Cost [1]	Valuation Allowance	Carrying Value	Amortized Cost [1]	Valuation Allowance	Carrying Value
Total commercial mortgage loans	$2,937	$(19)	$2,918	$3,124	$(15)	$3,109

[1]	Amortized cost represents carrying value prior to valuation allowances, if any.
As of December 31, 2015 and 2014, the carrying value of mortgage loans associated with the valuation allowance was $39 and $49, respectively. There were no mortgage loans held-for-sale as of December 31, 2015, or December 31, 2014. As of December 31, 2015, loans within the Company’s mortgage loan portfolio that have had extensions or restructurings other than what is allowable under the original terms of the contract are immaterial.
The following table presents the activity within the Company’s valuation allowance for mortgage loans. These loans have been evaluated both individually and collectively for impairment. Loans evaluated collectively for impairment are immaterial.

	For the years ended December 31,
	2015	2014	2013
Balance as of January 1	$(15)	$(12)	$(14)
(Additions)/Reversals	(4)	(4)	(2)
Deductions	—	1	4
Balance as of December 31	$(19)	$(15)	$(12)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

The weighted-average LTV ratio of the Company’s commercial mortgage loan portfolio was 54% as of December 31, 2015, while the weighted-average LTV ratio at origination of these loans was 63%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan. The loan values are updated no less than annually through property level reviews of the portfolio. Factors considered in the property valuation include, but are not limited to, actual and expected property cash flows, geographic market data and capitalization rates. DSCR compares a property’s net operating income to the borrower’s principal and interest payments. The weighted average DSCR of the Company’s commercial mortgage loan portfolio was 2.45x as of December 31, 2015. As of December 31, 2015, the Company held one delinquent commercial mortgage loan past due by 90 days or more. The loan had a total carrying value and valuation allowance of $15 and $16, respectively, and was not accruing income. As of December 31, 2014, the Company held no delinquent commercial mortgage loans past due by 90 days or more.
The following table presents the carrying value of the Company’s commercial mortgage loans by LTV and DSCR.

Commercial Mortgage Loans Credit Quality
	December 31, 2015		December 31, 2014
Loan-to-value	Carrying Value	Avg. Debt-Service Coverage Ratio	Carrying Value	Avg. Debt-Service Coverage Ratio
Greater than 80%	$15	0.91x	$21	1.14x
65% - 80%	280	1.78x	452	1.71x
Less than 65%	2,623	2.54x	2,636	2.49x
Total commercial mortgage loans	$2,918	2.45x	$3,109	2.36x
The following tables present the carrying value of the Company’s mortgage loans by region and property type.

Mortgage Loans by Region
	December 31, 2015		December 31, 2014
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
East North Central	$66	2.3%	$64	2.1%
East South Central	14	0.5%	—	—%
Middle Atlantic	210	7.2%	272	8.7%
Mountain	4	0.1%	35	1.1%
New England	163	5.6%	146	4.7%
Pacific	933	32.0%	905	29.1%
South Atlantic	579	19.8%	532	17.1%
West North Central	1	—%	15	0.5%
West South Central	125	4.3%	125	4.0%
Other [1]	823	28.2%	1,015	32.7%
Total mortgage loans	$2,918	100%	$3,109	100%

[1]	Primarily represents loans collateralized by multiple properties in various regions.

Mortgage Loans by Property Type
	December 31, 2015		December 31, 2014
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Commercial
Agricultural	$16	0.5%	$22	0.7%
Industrial	829	28.4%	989	31.8%
Lodging	26	0.9%	26	0.8%
Multifamily	557	19.1%	522	16.8%
Office	729	25.0%	723	23.3%
Retail	650	22.3%	713	22.9%
Other	111	3.8%	114	3.7%
Total mortgage loans	$2,918	100%	$3,109	100%

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Variable Interest Entities
The Company is involved with various special purpose entities and other entities that are deemed to be VIEs primarily as a collateral or investment manager and as an investor through normal investment activities, as well as a means of accessing capital through a contingent capital facility ("the facility"). For further information on the facility, see Note 7 - Debt of Notes to Consolidated Financial Statements.
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE in the Company’s Consolidated Financial Statements.
Consolidated VIEs
The following table presents the carrying value of assets and liabilities, and the maximum exposure to loss relating to the VIEs for which the Company is the primary beneficiary. Creditors have no recourse against the Company in the event of default by these VIEs nor does the Company have any implied or unfunded commitments to these VIEs. The Company’s financial or other support provided to these VIEs is limited to its collateral or investment management services and original investment.

	December 31, 2015			December 31, 2014
	Total Assets	Total Liabilities [1]	Maximum Exposure to Loss [2]	Total Assets	Total Liabilities [1]	Maximum Exposure to Loss [2]
Investment funds [3]	$52	$11	$42	$154	$20	$138
Limited partnerships and other alternative investments	2	1	1	3	2	1
Total	$54	$12	$43	$157	$22	$139

[1]	Included in other liabilities in the Company’s Consolidated Balance Sheets.

[2]
The maximum exposure to loss represents the maximum loss amount that the Company could recognize as a reduction in net investment income or as a realized capital loss and is the cost basis of the Company’s investment.

[3]	Total assets included in fixed maturities, FVO, short-term investments, and equity, AFS in the Company's Consolidated Balance Sheets.
Investment funds represent fixed income funds for which the Company has management and control of investments which is the activity that most significantly impacts its economic performance. The decline in investments funds is due to redemptions paid by one of the funds. Limited partnerships represent one hedge fund of funds for which the Company holds a majority interest in the fund as an investment.
Non-Consolidated VIEs
The Company, through normal investment activities, makes passive investments in structured securities issued by VIEs for which the Company is not the manager which are included in ABS, CDOs, CMBS and RMBS in the AFS security table and fixed maturities, FVO, in the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits and the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Securities Lending, Repurchase Agreements and Other Collateral Transactions
The Company participates in securities lending programs to generate additional income. Through these programs, certain fixed maturities within the corporate, foreign government/government agencies, and equity securities are loaned from the Company’s portfolio to qualifying third-party borrowers in return for collateral in the form of cash or securities. Borrowers of these securities provide collateral of 102% and 105% of the fair value of the securities lent at the time of the loan for domestic and non-domestic securities, respectively. The borrower will return the securities to the Company for cash or securities collateral at maturity dates generally of 90 days or less. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, except in the event of default, and is not reflected on the Company’s consolidated balance sheets. The fair value of the loaned securities is monitored and additional collateral is obtained if the fair value of the collateral falls below 100% of the fair value of the loaned securities. The agreements provide the counterparty the right to sell or re-pledge the securities transferred. If cash, rather than securities, is received as collateral, the cash is typically invested in short-term investments or fixed maturities and is reported as an asset on the consolidated balance sheets. Income associated with securities lending transactions is reported as a component of net investment income on the Company’s consolidated statements of operations. As of December 31, 2015, the fair value of securities on loan and the associated liability for cash collateral received was $15 and $15, respectively. The Company had no securities on loan as of December 31, 2014.
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental spread income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. A dollar roll is a type of repurchase agreement where a mortgage backed security is sold with an agreement to repurchase substantially the same security at a specified time in the future. These transactions generally have a contractual maturity of ninety days or less.
As part of repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements contain contractual provisions that require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities. Repurchase agreements include master netting provisions that provide the counterparties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, fixed maturities do not meet the specific conditions for net presentation under U.S. GAAP. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's Consolidated Balance Sheets.
As of December 31, 2015, the Company reported in fixed maturities, AFS and cash on the Consolidated Balance Sheets financial collateral pledged relating to repurchase agreements of $249. The Company reported a corresponding obligation to repurchase the pledged securities of $249 in other liabilities on the Consolidated Balance Sheets. The Company had no outstanding dollar roll transactions as of December 31, 2015. The Company had no outstanding repurchase agreements or dollar roll transactions as of December 31, 2014.
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2015 and 2014 the fair value of securities on deposit was approximately $14 and $14, respectively.
Refer to Derivative Collateral Arrangements section of this note for disclosure of collateral in support of derivative transactions.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Equity Method Investments
The majority of the Company's investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company’s maximum exposure to loss as of December 31, 2015 is limited to the total carrying value of $1.2 billion. In addition, the Company has outstanding commitments totaling approximately $299, to fund limited partnership and other alternative investments as of December 31, 2015. The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2015, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $82.2 billion and $72.0 billion as of December 31, 2015 and 2014, respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $14.0 billion and $9.0 billion as of December 31, 2015 and 2014, respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $0.8 billion, $3.5 billion and $1.8 billion for the periods ended December 31, 2015, 2014 and 2013, respectively. Aggregate net income (loss) of the limited partnerships in which the Company invested totaled $5.2 billion, $8.7 billion, and $7.1 billion for the periods ended December 31, 2015, 2014 and 2013, respectively. As of, and for the period ended, December 31, 2015, the aggregated summarized financial data reflects the latest available financial information.
Derivative Instruments
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, commodity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as free-standing derivatives, such as certain reinsurance contracts, or may contain features that are deemed to be embedded derivative instruments, such as the GMWB rider included with certain variable annuity products.
Strategies that Qualify for Hedge Accounting
Certain derivatives the Company enters into satisfy the hedge accounting requirements as outlined in Note 1 of these financial statements. Typically, these hedge relationships include interest rate swaps and, to a lesser extent. foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates.
Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Fair Value Hedges
Interest rate swaps are used to hedge the changes in fair value of fixed maturity securities due to fluctuations in interest rates. These swaps are typically used to manage interest rate duration.
Non-qualifying Strategies
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

The non-qualifying strategies include:
Interest Rate Swaps, Swaptions, and Futures
The Company may use interest rate swaps, swaptions, and futures to manage duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2015 and 2014 the notional amount of interest rate swaps in offsetting relationships was $4.6 billion and $4.5 billion, respectively.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps and forwards to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. During 2015, the Company entered into foreign currency forwards to hedge non-U.S. dollar denominated cash and equity securities.
Fixed Payout Annuity Hedge
The Company reinsures certain yen denominated fixed payout annuities. The Company invests in U.S. dollar denominated assets to support the reinsurance liability. The Company entered into pay U.S. dollar, receive yen swap contracts to hedge the currency and yen interest rate exposure between the U.S. dollar denominated assets and the yen denominated fixed liability reinsurance payments.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty should the referenced security issuers experience a credit event, as defined in the contract. The Company is also exposed to credit risk related to certain structured fixed maturity securities that have embedded credit derivatives, which reference a standard index of corporate securities. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Equity Index Swaps and Options
The Company enters into total return swaps to hedge equity risk of specific common stock investments which are accounted for using the fair value option in order to align the accounting treatment within net realized capital gains (losses). The Company may also use equity index options to hedge the impact of an adverse equity market environment on the investment portfolio. In addition, the Company formerly offered certain equity indexed products, a portion of which contain embedded derivatives that require bifurcation. The Company uses equity index swaps to economically hedge the equity volatility risk associated with the equity indexed products.
Commodity Contracts
During 2015, the Company purchased for $11 put option contracts on West Texas Intermediate oil futures with a strike of $35 dollars per barrel in order to partially offset potential losses related to certain fixed maturity securities that could arise if oil prices decline substantially. The Company has since reduced its exposure to the targeted fixed maturity securities and therefore, these options were terminated in December 2015.
GMWB Derivatives, net
The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer a portion of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as free-standing derivatives with a notional amount equal to the GRB amount.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

The Company utilizes derivatives (“GMWB hedging instruments”) as part of an actively managed program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders due to changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rate swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index. The following table presents notional and fair value for GMWB hedging instruments.

	Notional Amount		Fair Value
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Customized swaps	$5,877	$7,041	$131	$124
Equity swaps, options, and futures	1,362	3,761	2	39
Interest rate swaps and futures	3,740	3,640	25	11
Total	$10,979	$14,442	$158	$174
Macro Hedge Program
The Company utilizes equity options, swaps, futures, and foreign currency options to partially hedge against a decline in the equity markets and the resulting statutory surplus and capital impact primarily arising from the guaranteed minimum death benefit ("GMDB") and GMWB obligations. The following table presents notional and fair value for the macro hedge program.

	Notional Amount		Fair Value
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Equity options and swaps	$4,548	$5,983	$147	$141
Foreign currency options	—	400	—	—
Total	$4,548	$6,383	$147	$141
Modified Coinsurance Reinsurance Contracts
As of December 31, 2015 and 2014, the Company had approximately $895 and $1.0 billion, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in a trust established by the Company. The Company pays or receives cash quarterly to settle the results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value due to interest rate and credit risks of these assets. The notional amount of the embedded derivative reinsurance contracts are the invested assets that are carried at fair value supporting the reinsured reserves.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Derivative Balance Sheet Classification
The following table summarizes the balance sheet classification of the Company’s derivative related net fair value amounts as well as the gross asset and liability fair value amounts. For reporting purposes, the Company has elected to offset within total assets or total liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The Company has also elected to offset within total assets or total liabilities based upon the net of the fair value amounts, income accruals and related cash collateral receivables and payables of OTC-cleared derivative instruments based on clearing house agreements. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
Hedge Designation/ Derivative Type	Dec 31, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014
Cash flow hedges
Interest rate swaps	$1,766	$2,242	$38	$37	$38	$37	$—	$—
Foreign currency swaps	143	143	(19)	(19)	7	3	(26)	(22)
Total cash flow hedges	1,909	2,385	19	18	45	40	(26)	(22)
Fair value hedges
Interest rate swaps	23	32	—	—	—	—	—	—
Total fair value hedges	23	32	—	—	—	—	—	—
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	4,710	4,857	(415)	(323)	285	385	(700)	(708)
Foreign exchange contracts
Foreign currency swaps and forwards	386	60	4	—	4	—	—	—
Fixed payout annuity hedge	1,063	1,319	(357)	(427)	—	—	(357)	(427)
Credit contracts
Credit derivatives that purchase credit protection	249	276	10	(1)	12	4	(2)	(5)
Credit derivatives that assume credit risk [1]	1,435	946	(10)	7	5	11	(15)	(4)
Credit derivatives in offsetting positions	1,435	2,175	(1)	(1)	17	21	(18)	(22)
Equity contracts
Equity index swaps and options	404	422	15	1	41	30	(26)	(29)
Variable annuity hedge program
GMWB product derivatives [2]	15,099	17,908	(262)	(139)	—	—	(262)	(139)
GMWB reinsurance contracts	3,106	3,659	83	56	83	56	—	—
GMWB hedging instruments	10,979	14,442	158	174	264	289	(106)	(115)
Macro hedge program	4,548	6,383	147	141	179	180	(32)	(39)
Other
Modified coinsurance reinsurance contracts	895	974	79	34	79	34	—	—
Total non-qualifying strategies	44,309	53,421	(549)	(478)	969	1,010	(1,518)	(1,488)
Total cash flow hedges, fair value hedges, and non-qualifying strategies	$46,241	$55,838	$(530)	$(460)	$1,014	$1,050	$(1,544)	$(1,510)
Balance Sheet Location
Fixed maturities, available-for-sale	$184	$186	$(1)	$1	$—	$1	$(1)	$—
Other investments	11,837	13,588	250	339	360	478	(110)	(139)
Other liabilities	15,071	19,473	(653)	(725)	492	481	(1,145)	(1,206)
Reinsurance recoverables	4,000	4,633	162	90	162	90	—	—
Other policyholder funds and benefits payable	15,149	17,958	(288)	(165)	—	—	(288)	(165)
Total derivatives	$46,241	$55,838	$(530)	$(460)	$1,014	$1,050	$(1,544)	$(1,510)

[1]	The derivative instruments related to this strategy are held for other investment purposes.

[2]	These derivatives are embedded within liabilities and are not held for risk management purposes.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Change in Notional Amount
The net decrease in notional amount of derivatives since December 31, 2014 was primarily due to the following:

•
The decline in notional amount related to the GMWB hedging instruments and the macro hedge program was primarily driven by portfolio re-positioning, a decline in equity markets, and the expiration of certain options. The decline in the GMWB product related notional amount was primarily driven by policyholder lapses and partial withdrawals.

•	The decline in notional amount associated with interest rate derivatives was primarily driven by maturities of the derivatives.

•
These declines were partially offset by an increase in notional amount related to credit derivatives that assume credit risk as a means to earn credit spread while re-balancing within certain fixed maturity sectors.

•
Additional increases in notional related to foreign currency swaps and forwards were primarily driven by the purchase of foreign currency forwards to hedge Japanese yen-denominated cash and equity securities.

Change in Fair Value
The net decrease in the total fair value of derivative instruments since December 31, 2014 was primarily related to the following:

•
The decrease in fair value related to the combined GMWB hedging program, which includes the GMWB product, reinsurance, and hedging derivatives, was primarily driven by liability model assumption updates, and underperformance of the underlying actively managed funds compared to their respective indices.

•	The decrease in fair value of non-qualifying interest rate derivatives was primarily due to an increase in interest rates.

•	The increase in fair value of fixed payout annuity hedges was primarily driven by the maturity of a currency swap, partially offset by an increase in interest rates.

•
The increase in the fair value associated with modified coinsurance reinsurance contracts, which are accounted for as embedded derivatives and transfer to the reinsurer the investment experience related to the assets supporting the reinsured policies, was primarily driven by widening credit spreads and an increase in interest rates.

Offsetting of Derivative Assets/Liabilities
The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset in the Company's Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.
As of December 31, 2015

	(i)	(ii)	(iii) = (i) - (ii)		(iv)	(v) = (iii) - (iv)
			Net Amounts Presented in the Statement of Financial Position		Collateral Disallowed for Offset in the Statement of Financial Position
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Derivative Assets [1]	Accrued Interest and Cash Collateral Received [2]	Financial Collateral Received [4]	Net Amount
Description
Other investments	$852	$692	$250	$(90)	$99	$61

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Derivative Liabilities [3]	Accrued Interest and Cash Collateral Pledged [3]	Financial Collateral Pledged [4]	Net Amount
Description
Other liabilities	$(1,255)	$(499)	$(653)	$(103)	$(753)	$(3)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

As of December 31, 2014

	(i)	(ii)	(iii) = (i) - (ii)		(iv)	(v) = (iii) - (iv)
			Net Amounts Presented in the Statement of Financial Position		Collateral Disallowed for Offset in the Statement of Financial Position
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Derivative Assets [1]	Accrued Interest and Cash Collateral Received [2]	Financial Collateral Received [4]	Net Amount
Description
Other investments	$959	$801	$339	$(181)	$83	$75

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Derivative Liabilities [3]	Accrued Interest and Cash Collateral Pledged [3]	Financial Collateral Pledged [4]	Net Amount
Description
Other liabilities	$(1,345)	$(574)	$(722)	$(49)	$(900)	$129

[1]	Included in other investments in the Company's Consolidated Balance Sheets.

[2]	Included in other assets in the Company's Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.

[3]	Included in other liabilities in the Company's Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.

[4]	Excludes collateral associated with exchange-traded derivatives instruments.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing hedge ineffectiveness are recognized in current period earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
The following table presents the components of the gain or loss on derivatives that qualify as cash flow hedges:

Derivatives in Cash Flow Hedging Relationships
	Gain (Loss) Recognized in OCI on Derivative (Effective Portion)			Net Realized Capital Gains (Losses) Recognized in Income on Derivative (Ineffective Portion)
	2015	2014	2013	2015	2014	2013
Interest rate swaps	$3	$34	$(158)	$—	$2	$(2)
Foreign currency swaps	—	(10)	12	—	—	—
Total	$3	$24	$(146)	$—	$2	$(2)

Derivatives in Cash Flow Hedging Relationships
		Gain (Loss) Reclassified from AOCI into Income (Effective Portion)
		2015	2014	2013
Interest rate swaps	Net realized capital gains (losses)	$(1)	$(1)	$70
Interest rate swaps	Net investment income (loss)	33	50	57
Foreign currency swaps	Net realized capital gains (losses)	(9)	(13)	4
Total		$23	$36	$131
As of December 31, 2015, the before-tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months are $21. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

During the years ended December 31, 2015, 2014, and 2013, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Fair Value Hedges
For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivatives as well as the offsetting loss or gain on the hedged items attributable to the hedged risk are recognized in current earnings. The Company includes the gain or loss on the derivative in the same line item as the offsetting loss or gain on the hedged item. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
The Company recognized in income gains (losses) representing the ineffective portion of fair value hedges as follows:

Derivatives in Fair Value Hedging Relationships
	Gain (Loss) Recognized in Income [1]
	2015		2014		2013
	Derivative	Hedged Item	Derivative	Hedged Item	Derivative	Hedged Item
Interest rate swaps
Net realized capital gains (losses)	$—	$—	$(2)	$4	$27	$(24)
Foreign currency swaps
Net realized capital gains (losses)	—	—	—	—	1	(1)
Benefits, losses and loss adjustment expenses	—	—	—	—	(2)	2
Total	$—	$—	$(2)	$4	$26	$(23)

[1]
The amounts presented do not include the periodic net coupon settlements of the derivative or the coupon income (expense) related to the hedged item. The net of the amounts presented represents the ineffective portion of the hedge.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Non-qualifying Strategies
For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses). The following table presents the gain or loss recognized in income on non-qualifying strategies:

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	December 31,
	2015	2014	2013
Interest rate contracts
Interest rate swaps, caps, floors, and forwards	$(7)	$(6)	$(5)
Foreign exchange contracts
Foreign currency swaps and forwards	5	4	4
Fixed payout annuity hedge [1]	(21)	(148)	(268)
Japanese fixed annuity hedging instruments [2]	—	22	(207)
Credit contracts
Credit derivatives that purchase credit protection	3	(6)	(20)
Credit derivatives that assume credit risk	(4)	10	46
Equity contracts
Equity index swaps and options	19	7	(22)
Commodity contracts
Commodity options	(5)	—	—
Variable annuity hedge program
GMWB product derivatives	(59)	(2)	1,306
GMWB reinsurance contracts	17	4	(192)
GMWB hedging instruments	(45)	3	(852)
Macro hedge program	(46)	(11)	(234)
International program hedging instruments	—	(126)	(963)
Other
GMAB, GMWB, and GMIB reinsurance contracts	—	579	1,107
Modified coinsurance reinsurance contracts	46	395	(1,405)
Derivatives formerly associated with Japan [3]	—	(2)	—
Total [4]	$(97)	$723	$(1,705)

[1]
The associated liability is adjusted for changes in spot rates through realized capital gains and was $4, $116 and $250 for the years ended December 31, 2015, 2014 and 2013, respectively, which is not presented in this table.

[2]	The associated liability is adjusted for changes in spot rates through realized capital gains and losses and was $(51) and $324 for the years ended December 31, 2014, and 2013, respectively.

[3]	These amounts relate to the termination of the hedging program associated with the Japan variable annuity product due to the sale of HLIKK.

[4]
Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements.

For the year ended December 31, 2015 the net realized capital gain (loss) related to derivatives used in non-qualifying strategies was primarily comprised of the following:

•
The net loss related to the yen denominated fixed payout annuity hedge was primarily driven by a decline in long term interest rates and a depreciation of the Japanese yen in relation to the U.S. dollar.

•
The net gain related to equity derivatives was primarily driven by a total return swap used to hedge equity securities that increased due to a decline in Japanese equity markets since inception. An offsetting change in value was recorded on the equity securities since the Company has elected the fair value option in order to align the accounting with the derivative, resulting in changes in value on both the equity securities and the derivative recorded in net realized capital gains and losses. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

•
The net loss related to the combined GMWB hedging program, which includes the GMWB product, reinsurance, and hedging derivatives, was primarily driven by liability model assumption updates, and underperformance of the underlying actively managed funds compared to their respective indices.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

•	The net loss on the macro hedge program was primarily due to time decay on options.

•
The gain associated with modified coinsurance reinsurance contracts, which are accounted for as embedded derivatives and transfer to the reinsurer the investment experience related to the assets supporting the reinsured policies, was primarily driven by widening credit spreads and an increase in interest rates. The assets remain on the Company's books and the Company recorded an offsetting gain in AOCI as a result of the increase in market value of the bonds.

In addition, for the years ended December 31, 2015 and 2014, the Company recognized gains of $2 and $12, respectively, due to cash recovered on derivative receivables that were previously written-off related to the bankruptcy of Lehman Brothers Inc. The derivative receivables were the result of the contractual collateral threshold amounts and open collateral calls prior to the bankruptcy filing as well as interest rate and credit spread movements from the date of the last collateral call to the date of the bankruptcy filing. For the year ended December 31, 2013, there were no recognized gains due to derivative receivables that were previously written-off related to the bankruptcy of Lehman Brothers Inc.
For the year ended December 31, 2014 the net realized capital gain (loss) related to derivatives used in non-qualifying strategies was primarily comprised of the following:

•
The net gain on the GMIB, GMAB, and GMWB reinsurance contracts was driven by the sale of HLIKK and concurrent recapture of the associated risks by HLIKK. For further discussion on the sale, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to the Consolidated Financial Statements.

•
The net gain on the coinsurance and modified coinsurance reinsurance contracts was primarily due to the termination of a certain reinsurance contract, which was with an affiliated captive reinsurer and was accounted for as an embedded derivative. For a discussion related to the reinsurance agreement and the termination, refer to Note 4 - Reinsurance, and Note 10 - Transactions with Affiliates of Notes to Consolidated Financial Statements.

•	The net losses related to the yen denominated fixed payout annuity hedge were driven by a decline is interest rates and a depreciation of the Japanese yen in relation to the U.S. dollar.

•	The net losses related to the international program hedging instruments was primarily driven by an improvement in global equity markets and declines in volatility levels and interest rates.
For the year ended December 31, 2013 the net realized capital gain (loss) related to derivatives used in non-qualifying strategies was primarily due to the following:

•	The net loss associated with the international program hedging instruments was primarily driven by an improvement in global equity markets and depreciation of the Japanese yen in relation to the euro.

•
The net gain related to the combined GMWB hedging program, which includes the GMWB product, reinsurance, and hedging derivatives, was primarily driven by revaluing the liability for living benefits resulting from favorable policyholder behavior largely related to increased full surrenders and liability assumption updates for partial lapses and withdrawal rates.

•
The net gain associated with GMAB, GMWB, and GMIB reinsurance contracts, which are reinsured to an affiliated captive reinsurer, was primarily due to a depreciation of the Japanese yen and an improvement in equity markets.

•
The net loss on the coinsurance and modified coinsurance reinsurance agreement, which is accounted for as a derivative instrument primarily offsets the net gain on GMAB, GMWB, and GMIB reinsurance contracts. For a discussion related to the reinsurance agreement refer to Note 10 - Transactions with Affiliates of Notes to Consolidated Financial Statements.

•	The net loss related to the fixed payout annuity hedge was primarily driven by a depreciation of the Japanese yen in relation to the U.S. dollar.
The net loss on the macro hedge program was primarily due to an improvement in domestic equity markets, an increase in interest rates, and a decline in equity volatility.
For additional disclosures regarding contingent credit related features in derivative agreements refer to Note 9 - Commitments and Contingencies of Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that would be permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.
The following tables present the notional amount, fair value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amounts and fair value for credit derivatives in which the Company is assuming credit risk as of December 31, 2015 and 2014.
As of December 31, 2015

				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount [3]	Offsetting Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$118	$—	1 year	Corporate Credit/ Foreign Gov.	BBB+	$115	$(1)
Below investment grade risk exposure	43	(2)	2 years	Corporate Credit	CCC+	43	1
Basket credit default swaps [4]
Investment grade risk exposure	1,265	7	4 years	Corporate Credit	BBB+	345	(2)
Below investment grade risk exposure	—	—		Corporate Credit		—	—
Investment grade risk exposure	503	(14)	6 years	CMBS Credit	AAA-	141	1
Below investment grade risk exposure	74	(13)	1 year	CMBS Credit	CCC	74	13
Embedded credit derivatives
Investment grade risk exposure	150	148	1 year	Corporate Credit	A+	—	—
Total [5]	$2,153	$126				$718	$12

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments and Derivatives (continued)

As of December 31, 2014

				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount [3]	Offsetting Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$212	$3	3 years	Corporate Credit/ Foreign Gov.	A-	$163	$(3)
Below investment grade risk exposure	4	—	1 year	Corporate Credit	CCC	4	—
Basket credit default swaps [4]
Investment grade risk exposure	1,240	14	4 years	Corporate Credit	BBB+	667	(6)
Below investment grade risk exposure	9	(1)	5 years	Corporate Credit	BBB-	—	—
Investment grade risk exposure	344	(4)	5 years	CMBS Credit	AA	179	2
Below investment grade risk exposure	75	(11)	2 years	CMBS Credit	CCC+	75	11
Embedded credit derivatives
Investment grade risk exposure	150	147	2 years	Corporate Credit	A	—	—
Total [5]	$2,034	$148				$1,088	$4

[1]
The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody’s, S&P, Fitch and Morningstar. If no rating is available from a rating agency, then an internally developed rating is used.

[2]
Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements, clearing house rules and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

[3]
The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid related to, the original swap.

[4]
Includes $1.8 billion and $1.7 billion as of December 31, 2015 and 2014, respectively, of notional amount on swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

[5]
Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements.

Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2015 and 2014, the Company pledged cash collateral associated with derivative instruments with a fair value of $173 and $16, respectively, for which the collateral receivable has been primarily included within other assets on the Company's Consolidated Balance Sheets. As of December 31, 2015 and 2014, the Company also pledged securities collateral associated with derivative instruments with a fair value of $873 and $900, respectively, which have been included in fixed maturities on the Consolidated Balance Sheets. The counterparties have the right to sell or re-pledge these securities.
As of December 31, 2015 and 2014, the Company accepted cash collateral associated with derivative instruments of $341 and $33, respectively, which was invested and recorded in the Consolidated Balance Sheets in fixed maturities and short-term investments with corresponding amounts recorded in other liabilities. The Company also accepted securities collateral as of December 31, 2015 and 2014 with a fair value of $100 and $83, respectively, of which the Company has the ability to sell or repledge $100 and $83, respectively. As of December 31, 2015 and 2014, the Company had no repledged securities and did not sell any securities. In addition, as of December 31, 2015 and 2014, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.
4. Reinsurance
The Company cedes insurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company's procedures include careful initial selection of its reinsurers, structuring agreements to provide collateral funds where necessary, and regularly monitoring the financial condition and ratings of its reinsurers. The Company has ceded reinsurance in connection with the sales of its Retirement Plans and Individual Life businesses in 2013 to MassMutual and Prudential, respectively.
Concurrent with the sale of HLIKK in 2014, HLIKK recaptured certain risks that had been reinsured to the Company and HLAI by terminating or modifying intercompany agreements. Upon closing, HLIKK became responsible for all liabilities of the recaptured business. HLAI has, however, continued to provide reinsurance for yen denominated fixed payout annuities approximating $619, as of December 31, 2015. For further discussion of this transaction, see Note 10 - Transactions with Affiliates of Notes to Consolidated Financial Statements.
The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1,094, $845, and $915 for the years ended December 31, 2015, 2014, and 2013, respectively. In addition, the Company has reinsured a portion of the risk associated with U.S. variable annuities and the associated GMDB and GMWB riders.
The Company also maintains a reinsurance agreement with HLA, whereby the Company cedes both group life and group accident and health risk. Under this treaty, the Company ceded group life premium of $64, $85, and $71 for the years ended December 31, 2015, 2014, and 2013, respectively. The Company ceded accident and health premiums to HLA of $129, $365, and $152 for the years ended December 31, 2015, 2014, and 2013, respectively.
Effective April 1, 2014, HLAI, terminated its modco and coinsurance with funds withheld reinsurance agreement with WRR. Under this transaction, the Company ceded $5 and $31 for the years ended December 31, 2014 and 2013, respectively. For further information regarding the WRR reinsurance agreement, see Note 10- Transactions with Affiliates of Notes to Consolidated Financial Statements.
Reinsurance Recoverables
Reinsurance recoverables include balances due from reinsurance companies and are presented net of an allowance for uncollectible reinsurance. Reinsurance recoverables include an estimate of the amount of gross losses and loss adjustment expense reserves that may be ceded under the terms of the reinsurance agreements, including incurred but not reported unpaid losses. The Company’s estimate of losses and loss adjustment expense reserves ceded to reinsurers is based on assumptions that are consistent with those used in establishing the gross reserves for business ceded to the reinsurance contracts. The Company calculates its ceded reinsurance projection based on the terms of any applicable reinsurance agreements, including an estimate of how incurred but not reported losses will ultimately be ceded under reinsurance agreements. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for unpaid losses and loss adjustment expenses.
The Company's reinsurance recoverables are summarized as follows:

	As of December 31,
Reinsurance Recoverables	2015	2014
Future policy benefits and unpaid loss and loss adjustment expenses and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$18,993	$18,606
Other reinsurers	1,506	1,447
Gross reinsurance recoverables	$20,499	$20,053
As of December 31, 2015, the Company has reinsurance recoverables from MassMutual and Prudential of $8.6 billion and $10.4 billion, respectively. As of December 31, 2014, the Company has reinsurance recoverables from MassMutual and Prudential of $8.6 billion and $10.0 billion, respectively. The Company's obligations to its direct policyholders that have been reinsured to MassMutual and Prudential are secured by invested assets held in trust. Net of invested assets held in trust, as of December 31, 2015, the Company has $1.6 billion of reinsurance recoverables from Prudential representing approximately 20% of the Company's consolidated stockholder's equity. As of December 31, 2015, the Company has no other reinsurance-related concentrations of credit risk greater than 10% of the Company’s consolidated stockholder's equity.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

No allowance for uncollectible reinsurance is required as of December 31, 2015 and December 31, 2014. The allowance for uncollectible reinsurance reflects management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ unwillingness or inability to pay. The Company analyzes recent developments in commutation activity between reinsurers and cedants, recent trends in arbitration and litigation outcomes in disputes between reinsurers and cedants and the overall credit quality of the Company’s reinsurers. Based on this analysis, the Company may adjust the allowance for uncollectible reinsurance or charge off reinsurer balances that are determined to be uncollectible. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts, funds held accounts and group-wide offsets.

Due to the inherent uncertainties as to collection and the length of time before reinsurance recoverables become due, it is possible that future adjustments to the Company’s reinsurance recoverables, net of the allowance, could be required, which could have a material adverse effect on the Company’s consolidated results of operations or cash flows in a particular quarter or annual period.
Insurance Revenues
The effect of reinsurance on earned premiums, fee income and other is as follows:

	Year Ended December 31,
	2015	2014	2013
Gross earned premiums, fee income and other	$2,877	$3,228	$3,502
Reinsurance assumed	113	74	13
Reinsurance ceded	(1,801)	(2,060)	(1,869)
Net earned premiums, fee income and other	$1,189	$1,242	$1,646
5. Deferred Policy Acquisition Costs
Changes in the DAC balance are as follows:

	For the years ended December 31,
	2015	2014	2013
Balance, beginning of period	$521	$689	$3,072
Deferred costs	7	14	16
Amortization — DAC	(82)	(110)	(124)
Amortization — Unlock benefit (charge), pre-tax	13	(96)	(104)
Amortization — DAC related to business dispositions [1] [2]	—	—	(2,229)
Adjustments to unrealized gains and losses on securities AFS and other	83	24	58
Balance, end of period	$542	$521	$689

[1]
Includes accelerated amortization of $352 and $2,374 recognized upon the sale of the Retirement Plans and Individual Life businesses, respectively, in 2013. For further information, see Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.

[2]	Includes previously unrealized gains on securities AFS of $148 and $349 recognized upon the sale of the Retirement Plans and Individual Life businesses, respectively, in 2013.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. Separate Accounts, Death Benefits and Other Insurance Benefit Features
Changes in the gross GMDB/GMWB and universal life secondary guarantee benefits are as follows:

	GMDB/GMWB [1]	Universal Life Secondary Guarantees
Liability balance as of January 1, 2015	$812	$2,041
Incurred [2]	163	272
Paid	(112)	—
Liability balance as of December 31, 2015	$863	$2,313
Reinsurance recoverable asset, as of January 1, 2015	$480	$2,041
Incurred [2]	132	272
Paid	(89)	—
Reinsurance recoverable asset, as of December 31, 2015	$523	$2,313

	GMDB/GMWB [1]	Universal Life Secondary Guarantees
Liability balance as of January 1, 2014	$849	$1,802
Incurred [2]	73	239
Paid	(110)	—
Liability balance as of December 31, 2014	$812	$2,041
Reinsurance recoverable asset, as of January 1, 2014	$533	$1,802
Incurred [2]	32	239
Paid	(85)	—
Reinsurance recoverable asset, as of December 31, 2014	$480	$2,041

[1]
These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits up to the return of the GRB are embedded derivatives held at fair value and are excluded from these balances.

[2]	Includes the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. Separate Accounts, Death Benefits and Other Insurance Benefit Features (continued)

 The following table provides details concerning GMDB/GMWB exposure as of December 31, 2015:

Account Value by GMDB/GMWB Type
Maximum anniversary value (“MAV”) [1]	Account Value (“AV”) [8]	Net amount at Risk (“NAR”) [9]	Retained Net Amount at Risk (“RNAR”) [9]	Weighted Average Attained Age of Annuitant
MAV only	$14,540	$2,743	$477	70
With 5% rollup [2]	1,257	227	77	71
With Earnings Protection Benefit Rider (“EPB”) [3]	3,697	490	77	69
With 5% rollup & EPB	487	107	23	72
Total MAV	19,981	3,567	654
Asset Protection Benefit ("APB") [4]	11,707	519	346	69
Lifetime Income Benefit ("LIB") – Death Benefit [5]	516	9	9	69
Reset [6] (5-7 years)	2,582	32	32	70
Return of Premium ("ROP") [7] /Other	9,459	71	64	68
Subtotal Variable Annuity with GMDB/GMWB [10]	$44,245	$4,198	$1,105	69
Less: General Account Value with GMDB/GMWB	3,822
Subtotal Separate Account Liabilities with GMDB	40,423
Separate Account Liabilities without GMDB	79,688
Total Separate Account Liabilities	$120,111

[1]	MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).

[2]
Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.

[3]
EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.

[4]	APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB GMDB is the greatest of current AV; net premiums paid; or for certain contracts, a benefit amount generally based on market performance that ratchets over time.

[6]	Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).

[7]	ROP GMDB is the greater of current AV and net premiums paid.

[8]	AV includes the contract holder’s investment in the separate account and the general account.

[9]
NAR is defined as the guaranteed benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.

[10]
Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $7.0 billion of total account value and weighted average attained age of 71 years. There is no NAR or retained NAR related to these contracts.

The account balances of contracts with guarantees were invested in variable separate accounts as follows:

Asset type	December 31, 2015	December 31, 2014
Equity securities (including mutual funds)	$36,970	$44,786
Cash and cash equivalents	3,453	4,066
Total	$40,423	$48,852
As of December 31, 2015 and December 31, 2014, approximately 17% of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 83% were funds invested in equity securities.
For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.
7. Debt
Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The CTDOI will permit the Company to pledge up to $1.2 billion in qualifying assets to secure FHLBB advances for 2016. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2015, the Company had no advances outstanding under the FHLBB facility.
8. Income Taxes
The provision (benefit) for income taxes consists of the following:

	For the years ended December 31,
	2015	2014	2013
Income Tax Expense (Benefit)
Current - U.S. Federal	$36	$(339)	$(208)
Deferred - U.S. Federal	(6)	523	257
Total income tax expense	$30	$184	$49
Deferred tax assets and liabilities on the consolidated balance sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets (liabilities) include the following:

	As of December 31,
Deferred Tax Assets	2015	2014
Tax basis deferred policy acquisition costs	$119	$124
Unearned premium reserve and other underwriting related reserves	4	12
Investment-related items	524	1,094
Insurance product derivatives	90	44
Net operating loss carryover	1,166	1,116
Alternative minimum tax credit	232	246
Foreign tax credit carryover	122	58
Other	16	—
Total Deferred Tax Assets	2,273	2,694
Net Deferred Tax Assets	2,273	2,694
Deferred Tax Liabilities
Financial statement deferred policy acquisition costs and reserves	(220)	(585)
Net unrealized gain on investments	(432)	(816)
Employee benefits	(40)	(39)
Depreciable and amortizable assets	—	(1)
Other	—	(16)
Total Deferred Tax Liabilities	(692)	(1,457)
Net Deferred Tax Asset	$1,581	$1,237
The Company has a current income tax receivable of $276 and $231 as of December 31, 2015 and 2014, respectively.
If the Company were to follow a “separate entity” approach, the current tax benefit related to any of the Company’s tax attributes realized by virtue of its inclusion in The Hartford’s consolidated tax return would have been recorded directly to equity rather than income. These benefits were $0, $0 and $0 for the years ended December 31, 2015, 2014 and 2013, respectively.
The Company believes it is more likely than not the deferred tax assets will be fully realized. Consequently no valuation allowance has been provided. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, altering the level of tax exempt securities held, making investments which have specific tax characteristics, and business considerations such as asset-liability matching.
Net Operating Loss Carryover
As of December 31, 2015 and December 31, 2014, the net deferred tax asset included the expected tax benefit attributable to net operating losses of $3,333 and $3,189, respectively. If unutilized, $3,331 of the losses expire from 2023-2033. Utilization of these loss carryovers is dependent upon the generation of sufficient future taxable income.
Most of the net operating loss carryover originated from the Company's U.S. annuity business, including from the hedging program. Given the continued runoff of the U.S. fixed and variable annuity business, the exposure to taxable losses is significantly lessened. Accordingly, given the expected future consolidated group earnings which includes earnings from non-life companies in the group, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.
Alternative Minimum Tax Credit and Foreign Tax Credit Carryover
As of December 31, 2015 and December 31, 2014, the net deferred tax asset included the expected tax benefit attributable to alternative minimum tax credit carryover of $232 and $246 and foreign tax credit carryover of $122 and $58 respectively. The alternative minimum tax credits have no expiration date and the foreign tax credit carryover expire from 2019 to 2024. These credits are available to offset regular federal income taxes from future taxable income and although the Company believes there will be sufficient future regular federal consolidated group taxable income, there can be no certainty that future events will not affect the ability to utilize the credits. Additionally, the use of the foreign tax credits generally depends on the generation of sufficient taxable income to first utilize all of the U.S. net operating loss carryover. However, the Company has identified certain investments which allow for utilization of the foreign tax credits without first using the net operating loss carryover. Consequently, the Company believes it is more likely than not the foreign tax credit carryover will be fully realized. Accordingly, no valuation allowance has been provided on either the alternative minimum tax carryover or foreign tax credit carryover.
The Company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. The Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years prior to 2007. The audit of the years 2007-2011 were concluded in 2015, with no material impact on the consolidated financial condition or results of operations. The federal audit of the years 2012 and 2013 began in March 2015 and is expected to be completed in 2016.
Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.
The Company’s unrecognized tax benefits are settled with the parent consistent with the terms of a tax sharing agreement. The Company’s effective tax rate for the year ended December 31, 2015 reflects a $36 net reduction in the provision for income taxes from intercompany tax settlements.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision for income taxes is as follows:

	For the years ended December 31,
	2015	2014	2013
Tax provision at the U.S. federal statutory rate	$186	$301	$196
Dividends received deduction ("DRD")	(152)	(109)	(135)
Foreign related investments	(3)	(8)	(7)
Other	(1)	—	(5)
Provision for income taxes	$30	$184	$49
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains at the mutual fund level and the Company’s taxable income before the DRD.
9. Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life, disability and accidental death and dismemberment insurance policies and with respect to annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits and unpaid loss and loss adjustment expense reserves. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.

The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated results of operations or cash flows in particular quarterly or annual periods.
Lease Commitments
The rent paid to Hartford Fire Insurance Company ("Hartford Fire") for operating leases was $9, $7 and $2 for the years ended December 31, 2015, 2014 and 2013, respectively. Future minimum lease commitments as of December 31, 2015 are immaterial.
Unfunded Commitments
As of December 31, 2015, the Company has outstanding commitments totaling $378, of which $299 is committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $76 of the outstanding commitments are related to various funding obligations associated with private placement securities. The remaining outstanding commitments of $3 relate to mortgage loans the Company is expecting to fund in the first half of 2016.
Guaranty Fund and Other Insurance-related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2015 and 2014, the liability balance was $15. As of December 31, 2015 and 2014, $27 related to premium tax offsets was included in other assets.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9. Commitments and Contingencies (continued)

Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2015, was $870. Of this $870 the legal entities have posted collateral of $998 in the normal course of business. In addition, the Company has posted collateral of $34 associated with a customized GMWB derivative. Based on derivative market values as of December 31, 2015, a downgrade of one or two levels below the current financial strength ratings by either Moody’s or S&P would not require additional assets to be posted as collateral. These collateral amounts could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that we would post, if required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.
10. Transactions with Affiliates
Parent Company Transactions
Transactions of the Company with Hartford Fire, Hartford Holdings Inc. ("HHI") and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions. In addition, an affiliated entity purchased annuity contracts from the Company to fund structured settlement periodic payment obligations as part of claims settlements with The Hartford's property and casualty subsidiaries and self-insured entities. As of December 31, 2015 and 2014, the Company had $53 and $54, respectively, of reserves for claim annuities purchased by affiliated entities. For the years ended December 31, 2015, 2014 and 2013, the Company recorded earned premiums of $3, $3, and $8 for these intercompany claim annuities. Reserves for annuities issued by the Company to The Hartford's property and casualty subsidiaries to fund structured settlement payments where the claimant has not released The Hartford's property and casualty subsidiaries of their primary obligation totaled $746 and $776 as of December 31, 2015 and 2014, respectively.
Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses are initially paid by The Hartford. Expenses are allocated to the Company using specific identification if available, or other applicable methods that would include a blend of revenue, expense and capital.
The Company has issued a guarantee to retirees and vested terminated employees (“Retirees”) of The Hartford Retirement Plan for Employees (“the Plan”) who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree’s designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.
In 1990, Hartford Fire guaranteed the obligations of the Company with respect to life, accident and health insurance and annuity contracts issued after January 1, 1990. The guarantee was issued to provide an increased level of security to potential purchasers of the Company's products. Although the guarantee was terminated in 1997, it still covers policies that were issued from 1990 to 1997. As of December 31, 2015 and 2014, no recoverables have been recorded for this guarantee, as the Company was able to meet these policyholder obligations.
Reinsurance Assumed from Affiliates
The Company and HLAI formerly reinsured certain fixed annuity products and variable annuity product GMDB, GMIB, GMWB and GMAB riders from HLIKK, a former Japanese affiliate that was sold on June 30, 2014 to ORIX Life Insurance Corporation. As of December 31, 2013, $2.6 billion of fixed annuity account value had been assumed by the Company and HLAI.
Concurrent with the sale of HLIKK in 2014, HLIKK recaptured certain risks that had been reinsured to the Company and HLAI by terminating or modifying intercompany agreements. This recapture resulted in the Company and HLAI transferring approximately $1.6 billion of assets supporting the recaptured reserves. The Company recognized a loss on this recapture of $213. Upon closing, HLIKK is responsible for all liabilities of the recaptured business.
HLAI continues to provide reinsurance for yen denominated fixed payout annuities approximating $619 and $763 as of December 31, 2015 and 2014, respectively.
Reinsurance Ceded to Affiliates
The Company also maintains a reinsurance agreement with HLA, whereby the Company cedes both group life and group accident and health risk. Under this treaty, the Company ceded group life premium of $64, $85, and $71 for the years ended December 31, 2015, 2014, and 2013, respectively. The Company ceded accident and health premiums to HLA of $129, 365, and $152 for the years ended December 31, 2015, 2014, and 2013, respectively.
Effective April 1, 2014, HLAI, terminated its modco and coinsurance with funds withheld reinsurance agreement with WRR, following receipt of approval from the CTDOI and Vermont Department of Financial Regulation. As a result, the Company reclassified $310 in aggregate reserves for annuity contracts from funds withheld within Other liabilities to Other policyholder funds and benefits payable. The Company recognized a gain of $213 in the year ended December 31, 2014 resulting from the termination of derivatives associated with the reinsurance transaction. On April 30, 2014, The Hartford dissolved WRR which resulted in WRR paying off a $655 surplus note and returning $367 in capital to The Hartford, all of which was contributed as capital to HLAI to support the recaptured risks.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The impact of the modco and coinsurance with funds withheld reinsurance agreement with WRR on the Company’s Consolidated Statements of Operations prior to termination in 2014 was as follows:

	For the years ended December 31,
	2014	2013
Earned premiums	$(5)	$(31)
Net realized losses [1]	(103)	(1,665)
Total revenues	(108)	(1,696)
Benefits, losses and loss adjustment expenses	(1)	(8)
Insurance operating costs and other expenses	(4)	(1,158)
Total expenses	(5)	(1,166)
Loss before income taxes	(103)	(530)
Income tax benefit	(36)	(185)
Net loss	$(67)	$(345)

[1]	Amounts represent the change in valuation of the derivative associated with this transaction.
Champlain Life Reinsurance Company
Effective November 1, 2007, HLAI entered into a modco and coinsurance with funds withheld agreement with Champlain Life Reinsurance Company ("Champlain Life"), an affiliate captive insurance company, to provide statutory surplus relief for certain life insurance policies. The agreement was accounted for as a financing transaction in accordance with U.S. GAAP. Simultaneous with the sale of the Individual Life business to Prudential, HLAI recaptured the business assumed by Champlain Life. As a result, on January 2, 2013, HLAI was relieved of its funds withheld obligation to Champlain Life of $691; HLAI paid a recapture fee of $347 to Champlain Life; and, HLAI recognized a pre-tax gain of $344 ($224 after-tax). HLAI simultaneously ceded the recaptured reserves to Prudential and recognized the gain on recapture as part of the reinsurance loss on disposition.
11. Statutory Results
The domestic insurance subsidiaries of the Company prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".
Statutory net income and statutory capital are as follows:

	For the years ended December 31,
	2015	2014	2013
Combined statutory net income	$371	$132	$1,290
Statutory capital	$4,939	$5,564	$5,005
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries as performed under U.S. GAAP. The combined statutory net income above represents the total statutory net income of the Company, and its other insurance subsidiaries.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose risk-based capital (“RBC”) requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio". The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 400% of their Company Action Levels as of December 31, 2015 and 2014. The reporting of RBC ratios is not intended for the purpose of ranking any company, or for use in connection with any marketing, advertising of promotional activities.
Dividends and Capital Contributions
Dividends to the Company from its insurance subsidiaries are restricted, as is the ability of the Company to pay dividends to its parent company. Future dividend decisions will be based on, and affected by, a number of factors, including the operating results and financial requirements of the Company on a stand-alone basis and the impact of regulatory restrictions.
The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a Connecticut-domiciled insurer exceeds the insurer’s earned surplus, it requires the prior approval of the CTDOI. The insurance holding company laws of the other jurisdictions in which the Company’s insurance subsidiaries are incorporated (or deemed commercially domiciled) generally contain similar (although in certain instances somewhat more restrictive) limitations on the payment of dividends.
In 2015 the Company paid dividends of approximately $1.0 billion to its parent, based on the approval of the CTDOI.
The Company’s subsidiaries are permitted to pay up to a maximum of approximately $415 in dividends without prior approval from the applicable insurance commissioner. On January 29, 2016, Hartford Life and Annuity paid an extraordinary dividend of $500 to the Company which was subsequently paid as an extraordinary dividend to HLI. As a result of this dividend, the Company has no ordinary dividend capacity remaining for the year.
The Company anticipates paying an additional $250 of extraordinary dividends to its parent during 2016, subject to regulatory approval.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Year Ended December 31, 2014
On January 30, 2014, The Company received approval from the CTDOI for HLAI and HLIC to dividend approximately $800 of cash and invested assets to HLA and this dividend was paid on February 27, 2014.   All of the issued and outstanding equity of the Company was then distributed from HLA to Hartford Life, Inc ("HLI"). On April 30, 2014, The Hartford contributed capital of approximately $1.0 billion to HLAI in connection with the dissolution of WRR. For further discussion of transactions with WRR, see Note 10 - Transactions with Affiliates. On July 8, 2014, The Hartford received approval from the CTDOI for HLAI to dividend approximately $500 to HLIC. This dividend was paid on July 15, 2014 and then distributed to HLI.
12. Discontinued Operations and Business Dispositions
Discontinued Operations
Sale of Hartford Life International Limited ("HLIL")
On December 12, 2013, the Company completed the sale of all of the issued and outstanding equity of HLIL, an indirect wholly-owned subsidiary of the Company, in a cash transaction to Columbia Insurance Company, a Berkshire Hathaway company, for approximately $285. At closing, HLIL’s sole asset was its subsidiary, Hartford Life Limited ("HLL"), a Dublin-based company that sold variable annuities in the U.K. from 2005 to 2009. The sale transaction resulted in an after-tax loss of $51 upon disposition in the year ended December 31, 2013. The operations of the Company's U.K. variable annuity business meet the criteria for reporting as discontinued operations.
The results of operations reflected as discontinued operations in the Consolidated Statements of Operations, consisting of amounts related to HLIL, is as follows:

For the year ended December 31,
2013
Revenues
Earned Premiums	$(23)
Fee income and other	14
Net investment income
Securities available-for-sale and other	(3)
Equity securities, trading	139
Total net investment income	136
Net realized capital gains (losses)	(14)
Total revenues	113
Benefits, losses and expenses
Benefits, losses and loss adjustment expenses	2
Benefits, losses and loss adjustment expenses - returns credited on international variable annuity	139
Amortization of DAC	—
Insurance operating costs and other expenses	(33)
Total benefits, losses and expenses	108
Income before income taxes	5
Income tax benefit	(5)
Income from operations of discontinued operations, net of tax	10
Net realized capital losses on disposal, net of tax	(51)
Income (loss) from discontinued operations, net of tax	$(41)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

12. Discontinued Operations and Business Dispositions (continued)
Business Dispositions
Sale of Retirement Plans
On January 1, 2013, HLI completed the sale of its Retirement Plans business to MassMutual for a ceding commission of $355. The business sold included products and services to corporations pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”), and products and services to municipalities and not-for-profit organizations under Sections 457 and 403(b) of the Code, collectively referred to as government plans. The sale was structured as a reinsurance transaction and resulted in an after-tax gain of $45 for the year ended December 31, 2013. The Company recognized $565 in reinsurance loss on disposition including a reduction in goodwill of $87, offset by $634 in realized capital gains for a $69 impact to income, pre-tax.
Upon closing, the Company reinsured $9.2 billion of policyholder liabilities and $26.3 billion of separate account liabilities under an indemnity reinsurance arrangement. The reinsurance transaction does not extinguish the Company's primary liability on the insurance policies issued under the Retirement Plans business. The Company also transferred invested assets with a carrying value of $9.3 billion, net of the ceding commission, to MassMutual and recognized other non-cash decreases in assets totaling $100 relating to deferred acquisition costs, deferred income taxes, goodwill, and other assets associated with the disposition. The Company continued to sell retirement plans during the transition period which ended on June 30, 2014. MassMutual has assumed all expenses and risks for these sales through the reinsurance agreement.
Sale of Individual Life
On January 2, 2013 HLI completed the sale of its Individual Life insurance business to Prudential for consideration of $615, consisting primarily of a ceding commission, of which $590 is attributable to the Company. The business sold included variable universal life, universal life, and term life insurance. The sale was structured as a reinsurance transaction and resulted in a loss on business disposition in 2013 consisting of a reinsurance loss partially offset by realized capital gains and a goodwill impairment loss of $61, pre-tax, in 2012.
Upon closing the Company recognized an additional reinsurance loss on disposition of $927, including a reduction in goodwill of $163 offset by realized capital gains of $927 for a $0 impact on income, pre-tax. In addition, the Company reinsured $8.3 billion of policyholder liabilities and $5.3 billion of separate account liabilities under indemnity reinsurance arrangements. The reinsurance transaction does not extinguish the Company's primary liability under the Individual Life business. The Company also transferred invested assets with a carrying value of $7.6 billion, exclusive of $1.4 billion assets supporting the modified coinsurance agreement, net of cash transferred in place of short-term investments, to Prudential and recognized other non-cash decreases in assets totaling $1.8 billion relating to deferred acquisition costs, deferred income taxes, goodwill and other assets, and other non-cash decreases in liabilities totaling $1.9 billion relating to other liabilities associated with the disposition. The Company continued to sell life insurance products and riders during the transition period which ended on June 30, 2014. Prudential has assumed all expenses and risk for these sales through the reinsurance agreement.
Composition of Invested Assets Transferred
The following table summarizes invested assets transferred by the Company in 2013 in connection with the sale of the Retirement Plans and Individual Life businesses.

Carrying Value
As of December 31, 2012
Fixed maturities, at fair value (amortized cost of $13,596) [1]	$15,015
Equity securities, AFS, at fair value (cost of $27) [2]	28
Fixed maturities, at fair value using the FVO [3]	16
Mortgage loans (net of allowances for loan losses of $1)	1,288
Policy loans, at outstanding balance	542
Total invested assets transferred	$16,889

[1]	Includes $14.4 billion and $657 of securities in level 2 and 3 of the fair value hierarchy, respectively.

[2]	All equity securities transferred are included in level 2 of the fair value hierarchy.

[3]	All FVO securities transferred are included in level 3 of the fair value hierarchy.

13. Restructuring and Other Costs
The Company has completed the restructuring activities initiated in 2011 and 2012. Termination benefits related to workforce reductions and lease and other contract terminations have been accrued through December 31, 2015. For related discussion of the Company's business disposition transactions, see Note 12 - Discontinued Operations and Business Dispositions of Notes to Consolidated Financial Statements.
The Company has completed substantially all of its restructuring activities related to consolidation of its real estate operations initiated in 2013 consistent with the Company's strategic business realignment.
Restructuring and other costs, pre-tax incurred by the Company in connection with these activities were as follows:

	For the years ended December 31,
	2015	2014	2013
Severance benefits and related costs	$1	$8	$7
Professional fees	—	—	15
Asset impairment charges	—	9	5
Total restructuring and other costs	$1	$17	$27
The tables below provide roll-forwards for accrued restructuring and other costs included in other liabilities in the Consolidated Balance Sheets.

	For the year ended December 31, 2015
	Severance Benefits and Related Costs	Professional Fees	Asset Impairment Charges	Total Restructuring and Other Costs
Balance, beginning of period	$4	$—	$—	$4
Accruals/provisions	1	—	—	1
Payments/write-offs	(5)	—	—	(5)
Balance, end of period	$—	$—	$—	$—

	For the year ended December 31, 2014
	Severance Benefits and Related Costs	Professional Fees	Asset Impairment Charges	Total Restructuring and Other Costs
Balance, beginning of period	$1	$—	$—	$1
Accruals/provisions	8	—	9	17
Payments/write-offs	(5)	—	(9)	(14)
Balance, end of period	$4	$—	$—	$4
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Changes in AOCI, net of tax, by component consist of the following:
For the year ended December 31, 2015

	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,154	$70	$(3)	$1,221
OCI before reclassifications	(633)	2	—	(631)
Amounts reclassified from AOCI	18	(15)	—	3
OCI, net of tax	(615)	(13)	—	(628)
Ending balance	$539	$57	$(3)	$593
For the year ended December 31, 2014

	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$495	$79	$—	$574
OCI before reclassifications	660	14	(3)	671
Amounts reclassified from AOCI	(1)	(23)	—	(24)
OCI, net of tax	659	(9)	(3)	647
Ending balance	$1,154	$70	$(3)	$1,221
For the year ended December 31, 2013

	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,752	$258	$(23)	$1,987
OCI before reclassifications	(352)	(94)	23	(423)
Amounts reclassified from AOCI	(905)	(85)	—	(990)
OCI, net of tax	(1,257)	(179)	23	(1,413)
Ending balance	$495	$79	$—	$574

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

14. Changes In and Reclassifications From Accumulated Other Comprehensive Income (continued)

Reclassifications from AOCI consist of the following:

	Amount Reclassified from AOCI
AOCI	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	Affected Line Item in the Consolidated Statement of Operations
Net Unrealized Gain on Securities
Available-for-sale securities [1]	$(27)	$1	$1,392	Net realized capital gains (losses)
	(27)	1	1,392	Total before tax
	(9)	—	487	Income tax expense
	$(18)	$1	$905	Net income
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps [2]	$(1)	$(1)	$70	Net realized capital gains (losses)
Interest rate swaps	33	50	57	Net investment income
Foreign currency swaps	(9)	(13)	4	Net realized capital gains (losses)
	23	36	131	Total before tax
	8	13	46	Income tax expense
	$15	$23	$85	Net income
Total amounts reclassified from AOCI	$(3)	$24	$990	Net income

[1]	The December 31, 2013 amounts includes $1.5 billion of net unrealized gains on securities relating to the sales of the Retirement Plans and Individual Life businesses.

[2]	The December 31, 2013 amounts includes $71 of net gains on cash flow hedging instruments relating to the sales of the Retirement Plans and Individual Life businesses.
15. Quarterly Results (Unaudited)

	Three months ended
	March 31,		June 30,		September 30,		December 31,
	2015	2014	2015	2014	2015	2014	2015	2014
Total revenues	$668	$495	$702	$1,396	$630	$789	$499	$682
Total benefits, losses and expenses	483	451	461	826	500	699	525	525
Net income	145	57	230	399	118	91	7	130
Less: Net income (loss) attributable to the noncontrolling interest	—	1	—	(1)	1	3	(1)	(2)
Net income attributable to Hartford Life Insurance Company	$145	$56	$230	$400	$117	$88	$8	$132

PART C
OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)		All financial statements are included in Part A and Part B of the Registration Statement
(b)	(1)	Resolution of the Board of Directors of Hartford Life and Annuity Insurance Company ("Hartford") authorizing the establishment of the Separate Account. (1)
	(2)	Not applicable.
	(3)	(a) Principal Underwriting Agreement. (1)
	(3)	(b) Form of Dealer Agreement. (1)
	(4)	Form of Variable Annuity Contract. (1)
	(5)	Form of Application. (1)
	(6)	(a) Restated Certificate of Incorporation of Hartford. (2)
	(6)	(b) Amended and Restated Bylaws of Hartford. (5)
	(7)	Not applicable.
	(8)	Form of Fund Participation Agreement. (4)
	(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel.
	(10)	Consents of Deloitte & Touche LLP.
	(11)	No financial statements are omitted
	(12)	Not applicable.
	(99)	Copy of Power of Attorney.

1)    Incorporated by reference to Post Effective Amendment No. 9, to the Registration Statement File No. 33-19945, dated May 1, 1995.

(2)    Incorporated by reference to Post Effective Amendment No. 6, to the Registration Statement File No. 333-66343, filed on February 8, 2001.

(3)    Incorporated by reference to Post-Effective Amendment No. 12, to the Registration Statement File No. 333-69485, dated April 9, 2001.

(4)    Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement File No. 333-91921 filed on August 25, 2000.

(5)    Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement File No. 333-176150, filed on April 25, 2014.

ITEM 25 DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
Thomas E. Bartell	Vice President
Ellen T. Below	Vice President
John B. Brady	Actuary, Vice President
Kathleen M. Bromage	Senior Vice President
Michael R. Chesman	Senior Vice President, Director of Taxes
Robert A. Cornell	Actuary, Vice President
Csaba Gabor	Chief Compliance Officer of Separate Accounts
John W. Gallant	Vice President
Michael R. Hazel	Vice President, Controller
Donna R. Jarvis	Actuary, Vice President
Brion S. Johnson	President, Chairman of the Board, Director*
Aidan Kidney	Senior Vice President
Diane Krajewski	Vice President
David R. Kryzanski	Vice President
Lisa S. Levin	Corporate Secretary
Vernon Meyer (1)	Senior Vice President
Craig D. Morrow	Appointed Actuary, Vice President
Matthew J. Poznar	Senior Vice President, Director*
Robert W. Paiano	Treasurer, Senior Vice President, Director*
Lisa M. Proch	Chief Compliance Officer of Talcott Resolution, Vice President, Assistant General Counsel
David G. Robinson	Executive Vice President, General Counsel
Peter F. Sannizzaro	Senior Vice President, Chief Accounting Officer, Chief Financial Officer
Robert R. Siracusa	Vice President

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.

* Denotes Board of Directors.

(1) Address: 100 Matsonford Road, Radnor PA 19087

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement File No. 333-176150, filed on April 21, 2016.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 29, 2016 there were 100,205 Contract Owners.

ITEM 28. INDEMNIFICATION

Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation
(for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) HSD acts as principal underwriter for the following investment companies:

Hartford Life Insurance Company - Separate Account One
Hartford Life Insurance Company - Separate Account Two
Hartford Life Insurance Company - Separate Account Two (DC Variable Account I)
Hartford Life Insurance Company - Separate Account Two (DC Variable Account II)
Hartford Life Insurance Company - Separate Account Two (QP Variable Account)
Hartford Life Insurance Company - Separate Account Two (Variable Account "A")
Hartford Life Insurance Company - Separate Account Two (NQ Variable Account)
Hartford Life Insurance Company - Separate Account Ten
Hartford Life Insurance Company - Separate Account Three
Hartford Life Insurance Company - Separate Account Five
Hartford Life Insurance Company - Separate Account Seven
Hartford Life Insurance Company - Separate Account Eleven
Hartford Life Insurance Company - Separate Account Twelve
Hartford Life and Annuity Insurance Company - Separate Account One
Hartford Life and Annuity Insurance Company - Separate Account Ten
Hartford Life and Annuity Insurance Company - Separate Account Three
Hartford Life and Annuity Insurance Company - Separate Account Five
Hartford Life and Annuity Insurance Company - Separate Account Six
Hartford Life and Annuity Insurance Company - Separate Account Seven

(b) Directors and Officers of HSD

Name	Positions and Offices with Underwriter
Diana Benken	Chief Financial Officer, Controller/FINOP
Christopher S. Conner (1)	AML Compliance Officer, Chief Compliance Officer, Privacy Officer, Secretary
Christopher J. Dagnault (2)	President, Chief Executive Officer, Director
Aidan Kidney	Chairman of the Board, Director
Kathleen E. Jorens	Vice President, Assistant Treasurer
Robert W. Paiano	Senior Vice President, Treasurer
Michael Chesman	Senior Vice President, Director of Taxes
Andrew Diaz-Matos	Vice President
Donald C. Hunt	Vice President
Mark M. Sosha	Vice President
Diane Krajewski	Director

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.

(1) Address: 1500 Liberty Ridge Dr., Wayne, PA 19087
(2) Address: 500 Bielenberg Drive, Woodbury, MN 55125

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Hartford at One Hartford Plaza, Hartford, CT 06155.

ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32. UNDERTAKINGS

(a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

(b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. Registrant has complied with conditions one through four of the no-action letter.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Hartford, and State of Connecticut on April 21, 2016.

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TWO (Registrant)

By:	Brion S. Johnson*	*By:	/s/ Lisa Proch
	Brion S. Johnson		Lisa Proch
	President, Chief Executive Officer,		Attorney-in-Fact
Chairman of the Board

HARTFORD LIFE INSURANCE COMPANY
(Depositor)

By:	Brion S. Johnson*
Brion S. Johnson
President, Chief Executive Officer,
Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Brion S. Johnson, President, Chief Executive Officer,
Chairman of the Board, Director*
Matthew J. Poznar, Senior Vice President, Director*	*By:	/s/ Lisa Proch
Robert W. Paiano, Senior Vice President, Treasurer, Director*		Lisa Proch
Peter F. Sannizzaro, Senior Vice President, Chief Accounting Officer,		Attorney-in-Fact
Chief Financial Officer	Date:	April 21, 2016

EXHIBIT INDEX
(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel
(10)	Consents of Deloitte & Touche LLP
(26)	Organizational Chart.
(99)	Power of Attorney